As filed with the Securities and Exchange Commission on April 24, 2025

File No. 033-19949; 811-03072-01

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 45 ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 908 ☒
(Check appropriate box or boxes)

TALCOTT RESOLUTION LIFE INSURANCE CO SEPARATE ACCOUNT TWO DC VAR AC II
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Depositor)

1 American Row
Hartford, CT 06103
(Address of Depositor’s Principal Offices)

(860) 791-0286
(Depositor’s Telephone Number, Including Area Code)

Edmund F. Murphy III
President & Chief Executive Officer
Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)

Copy To:

Stephen E. Roth, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20001

Approximate date of proposed public offering:
As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2025 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Talcott Resolution Life Insurance Company Group Variable Annuity Contracts Separate Account DC Variable Account-I and Separate Account Two Sub-Administered by Empower Annuity Insurance Company of America
Overview
This Prospectus sets forth information you should know before you purchase or become a Participant under the group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts in connection with Deferred Compensation Plans of tax-exempt and governmental employers. We can also issue the Contracts in connection with certain Qualified Plans of employers (generally tax-exempt and non-tax-exempt).
We hold Contributions to Contracts issued in connection with Deferred Compensation Plans in a Separate Account known as Talcott Resolution Life Insurance Company DC Variable Account-I (“DC-I”) during the period before annuity payouts start. When annuity payouts start, Contract values are held in our Separate Account that is known as Talcott Resolution Life Insurance Company Separate Account Two (“DC-II”). The Contracts may also contain additional separate accounts not described in this Prospectus. These additional separate accounts are not required to be registered with the Securities and Exchange Commission.
For Contracts issued in connection with Qualified Plans, we hold Contributions in DC-II during the period before annuity payouts start and during the period after annuity payouts start.
The Contracts may contain a General Account option or a different General Account contract may be issued in conjunction with the Contracts. The General Account option or contract may contain restrictions. The General Account option or contract and these restrictions are not described in this Prospectus. The General Account option or contract is not required to be registered with the Securities and Exchange Commission (“SEC”).
We allocate the Contributions to the “Sub-Accounts” as directed by the Contract Owner or Participant, as applicable. Sub-Accounts are divisions of a Separate Account. The Sub-Accounts purchase shares of underlying mutual funds (“Funds”) that have investment strategies ranging from conservative to aggressive. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the underlying Funds.
For additional information on the underlying Funds see Appendix A - Underlying Funds
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call us at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2025

Table of Contents

Section	Page

Appendix A - Underlying Funds	APP A-1

Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant Account.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
DC Variable Account I or DC-I: Our Separate Account, Talcott Resolution Life Insurance Company DC Variable Account-I.
DC-II: Our Separate Account, Talcott Resolution Life Insurance Company Separate Account Two.
Deferred Compensation Plan: A plan established and maintained in accordance with the provisions of section 457 of the Code and the regulations issued thereunder.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: A governmental or tax-exempt employer maintaining a Deferred Compensation Plan for its employees or an employer sponsoring a Qualified Plan for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.

Participant: A term used to describe, for record keeping purposes, any employee, former employee or other eligible person with a Participant Account under the Contract Employer/Contract Owner.
Participant Account: An account to which the General Account values and the Separate Account Accumulation Units held by the Contract Owner on behalf of a Participant under the Contract are allocated.
Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
Plan: The Deferred Compensation Plan or Qualified Plan of an Employer.
Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Qualified Plan: A retirement plan of an Employer that qualifies for special tax treatment under section 401, 403 or 408 of the Code.
Separate Account: Separate Account Two of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Termination Value: The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date less any applicable Premium Taxes not already deducted and any applicable contingent deferred sales charges.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your Participant Account. But you may pay a Sales Charge if you fully or partially surrender your Participant Account value during the first 12 years of the contract (for Separate Account DC-I) or during the first 15 years of the contract (for Separate Account DC-II).
As of August 1, 2011, the CDSC is no longer charged for any Surrenders.
Fee Table; Contract Charges; Sales Charge
Transaction Charges	In addition to the Sales Charge, you may be charged for other transactions. These may include charges for Transfers and Premium Taxes that are imposed by a State or other government entity.			Fee Table; Contract Charges; Premium Taxes; Transfer Fee
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table; Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.00%	2.00%
	Investment options (Fund fees and expenses)[2]	0.13%	0.76%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $270	Highest Annual Cost: $2,407
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.			Fee Table: Participant Transaction Expenses

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes of the Funds and The Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.
If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts – Transfers between Sub-Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A

Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 403(b), 457, and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-Accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A - Underlying Funds, at the back of this prospectus. For Deferred Compensation Plans, Contributions are allocated to DC-I during the Accumulation Period. For Qualified Plans, Contributions are allocated to DC-II during the Accumulation Period.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof. For Deferred Compensation Plans, there is an automatic transfer of all DC-I values from the Participant Account to DC-II to establish an Annuitant Account.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.

Fee Table
The following tables describe the fees and expenses that a Contract Owner will pay when purchasing, owning and surrendering the Contract or, if you are a Participant, when opening, holding and surrendering a Participant Account under the Contract. In addition to the fees described below, the Contract Owner may direct us to deduct additional fees for certain Plan related expenses (see “Plan Related Expenses” under the section entitled “Contract Charges”).
If you are a Contract Owner, this table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. If you are a Participant, this table describes the fees and expenses that you will pay at the time that you open a Participant Account or surrender a Participant Account under the Contract. Charges for state Premium Taxes may also be deducted when you contribute to the Contract, upon Surrender or when we start to make Annuity payouts.
Fee Table A below lists the applicable fees and expenses for the current series of the Contract. Fee Table B below lists the applicable fees and expenses for a prior series of the Contract. To determine the Fee Table applicable to you, you may refer to your Contract or Plan disclosure documents or contact your Plan, Employer, or Empower.
FEE TABLE A: Current Contract Series
Participant Transaction Expenses

Maximum Sales Load on Purchases	None
Maximum Surrender Charge (as a % of Participant Account value Surrendered) (1)	5%
Transfer Fee (2)	$5
(1)Effective August 1, 2011, the Sales Charge was removed from the Contracts, and ceased to apply to all Surrenders after August 1, 2011. For Surrenders prior to August 1, 2011, the following applied:

Each Participant Account has its own Sales Charge schedule. The percentage of the Sales Charge depends on the number of Participant’s Contract Years completed with respect to the Participant’s Account before the Surrender. We waive the Sales Charge on certain types of Surrenders. See the Sales Charge in the Charges and Fees Section of this Prospectus.

Sales Charge (as a percentage of amounts Surrendered)
Contracts under which variable account Contributions are held under DC-I during the Accumulation Period:
During the First through Sixth Year	5%
During the Seventh through Eighth Year	4%
During the Ninth through Tenth Year	3%
During the Eleventh through Twelfth Year	2%
During the Thirteenth Year and thereafter	0%
Contracts under which variable account Contributions are held under DC-II during the Accumulation Period:
During the First through Eighth Year	5%
During the Ninth through Fifteenth Year	3%
During the Sixteenth Year and thereafter	0%
(2)The Transfer Fee applies to each transfer in excess of 12 made in a Participant Contract Year. We currently waive the Transfer Fee.
The next table describes the fees that you will pay each year during the time that hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee (DC-I)	None	None
Annual Maintenance Fee (DC-II)(1)	$0	$25
Base Contract Fee (as a percentage of average daily Sub-Account value) (DC-I)(2)	0.00%	0.90%
Base Contract Fee (as a percentage of average daily Sub-Account value) (DC-II)	0.00%	1.25%
(1)We deduct this $25 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

(2)The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which is deducted daily at an annual rate against all Contract Values in the Sub-Accounts. The Mortality and Expense Risk and Administrative Charge under Separate Account DC-I is 0.75% of the average daily Sub-Account values in DC-I for contract values under eligible Contracts that exceed $50 million.
We may eliminate or change the Transfer Fee, Sales Charge, Annual Maintenance Fee, and Mortality and Expense Risk and Administrative Charge. (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also deduct a charge for Premium Taxes at the time of Surrender.
We have issued a Contract supported by DC-II to Hartford Fire Insurance Company for the Hartford Insurance Group Employer Sponsored Individual Retirement Account (“HIG IRA”). We make no deductions from the HIG IRA Contract for mortality and expense risk charges; however we deduct 0.15% from the average daily Sub-Account value of the HIG IRA Contract for certain administrative undertakings.
This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract or have a Participant Account under the Contract. More details concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.13%	0.76%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25% (DC-II)	$6,730	$11,387	$16,043	$26,777
0.90% (DC-I)	$6,366	$10,275	$14,088	$22,776
0.15% (HIG IRA)	$5,659	$7,987	$10,180	$14,471

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25% (DC-II)	$2,085	$6,438	$11,045	$23,778
0.90% (DC-I)	$1,702	$5,275	$9,088	$19,776
0.15% (HIG IRA)	$958	$2,988	$5,181	$11,472

	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25% (DC-II)	$2,085	$6,438	$11,045	$23,778
0.90% (DC-I)	$1,702	$5,275	$9,088	$19,776
0.15% (HIG IRA)	$958	$2,988	$5,181	$11,472
FEE TABLE B: Prior Contract Series
Participant Transaction Expenses

Maximum Sales Load on Purchases	None
Maximum Surrender Charge (as a % of Participant Account value Surrendered) (1)	7%
Transfer Fee (2)	$5
(1)Contributions made to a Participant’s Individual Account pursuant to the terms of the prior contracts are subject to the following deductions:

Aggregate Contribution Amounts to the Sub-Accounts’ Invested*	Total Deduction	Sales Expenses	Minimum Death Benefit	Total as % of Net Amount
Deductions	Portion Representing
On the first $2,500	7.00%	6.25%	0.75%	7.53%
On the next $47,500	3.50%	2.75%	0.75%	3.63%
On the next $50,000	2.00%	1.25%	0.75%	2.04%
On the excess over $100,000	1.00%	0.25%	0.75%	1.01%
* This illustration does not assume the payment of any Premium Taxes.
Under the schedule of deductions shown above, all amounts contributed on behalf of a Participants Individual Account to the Bond Fund and Stock Fund Sub-Accounts are aggregated to determine if a particular level of deductions has been reached. Thus, if a Contribution has been made on behalf of a Participant’s Account in the amount of $100 and total Contributions of $2,450 have already been made on his or her behalf, the first $50 of the payment will be subject to a deduction of 7.00% and the remainder to a percentage of 3.50%.
Notwithstanding the above, on variable only contracts and on combination fixed and/or variable contracts where the annualized stipulated purchase payments or Contributions with respect to all Participants shall equal or approximate $250,000 at the end of the second anniversary of the contract, the sales and minimum death benefits deduction on the aggregate Contributions up to and including $2,500 with respect to each Participant shall be at the rate of 5% rather than 7%.
Talcott Resolution reserves the right to limit any increase in the Contributions made to a Participant’s Individual Account to not more than three times the total Contributions made on behalf of such Participant during the initial 12 consecutive months of the Account’s existence under the contract of the present guaranteed deduction rates. Increases in excess of those described will be accepted only with the consent of Talcott Resolution and subject to the then current deductions being made for Sales Charges, the Minimum Death Benefit guarantee and mortality and expense undertaking.
Each contract provides for experience rating of the deduction for sales expenses and/or the Annual Maintenance Fee. In order to experience rate a contract, actual sales costs applicable to a particular contract are determined. If the costs exceed the amounts deducted for such expenses, no additional deduction will be made. If, however, the amounts deducted for such expenses exceed actual costs, Talcott Resolution, in its discretion, may allocate all, a portion, or none of such excess as an experience rating credit. If such an allocation is made, the experience credit will be made as considered appropriate: (1) by a reduction in the amount deducted from subsequent contributions for sales expenses; (2) by the crediting of a number of additional Accumulation Units or by Annuity Units, as applicable, without deduction of any sales or other expenses therefrom; (3) or by waiver of the Annual Maintenance Fees or by a combination of the above. To date experience rating credits have been provided on certain cases.
(2)The Transfer Fee applies to each transfer in excess of 12 made in a Participant Contract Year. We Currently waive the Transfer Fee.
The next table describes the fees that you will pay each year during the time that hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee (1)	$0	$10
Base Contract Fee (as a percentage of average daily Sub-Account value) (2)	1.50%	2%

(1)This fee will be deducted from the value of each such account on the last business day of each calendar year; provided, however, that if the value of a Participant’s Individual Account is redeemed in full at any time before the last business day of the each Participant’s Contract year, then the Annual Maintenance Fee charge will be deducted from the proceeds of such redemption. No contract fee deduction will be made during the Annuity Payment period under the contracts.

In the event that the Contributions made on behalf of a Participant are allocated partially to the fixed annuity portion of the Participant’s Individual Account and partially to the variable annuity portion of the Participant’s Individual Account, then the Annual Maintenance Fee will be deducted first from the value of the fixed annuity portion of the Participant’s Individual Account. If the value of the fixed annuity portion of the Participant’s Individual Account is insufficient to pay the fee, then any deficit will be deducted from the value of the variable annuity portion of the Participant’s Individual Account in the following manner: if there are no accumulation units in the General Account or if their value is less than $10.00, the General Account portion of an account will be made against values held in the Hartford Stock HLS Fund Sub-Account of DC-I. If the Hartford Stock HLS Fund Sub-Account values are insufficient to cover the fee, the fee shall be deducted from the account values held in the Hartford Total Return Bond HLS Fund Sub-Account of DC-I. The fee is not applicable to the Hartford Ultrashort Bond HLS Fund Sub-Account where available. In the even that the Contributions made on behalf of a Participant are allocated partially to the General Account and partially to the Separate Account, the Annual Maintenance Fee will be charged against the Separate Account and General Account on a pro rata basis.
(2)The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which is deducted daily at an annual rate against the average daily assets held under the DC-I and DC-II separate accounts.
This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract or have a Participant Account under the Contract. More details concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.13%	0.76%
EXAMPLE (Prior Contract Series)
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
2%	$7,460	$13,573	$19,889	$34,436

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
2%	$2,854	$8,745	$14,890	$31,436

	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
2%	$2,854	$8,745	$14,890	$31,436

Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first 12 (for DC-I) and first 15 (DC-II) Contract Years, we will deduct a contingent deferred Sales Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts will not be accepted.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (”MassMutual“) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (”Great-West“) to further re-insure the obligations of
Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (”Empower“).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
Talcott Resolution Life Insurance Company Separate Account DC Variable Account-I (“DC-I”) and Talcott Resolution Life Insurance Company Separate Account Two (“DC-II”) are where we set aside and invest assets of some of our annuity contracts, including the Contracts. We hold Contributions to Contracts issued in connection with Deferred Compensation Plans in DC-I during the Accumulation Period and in DC-II during the Annuity Period. We hold Contributions to Contracts issued in connection with Qualified Plans in DC-II during both the Accumulation Period and the Annuity Period. The assets of DC-I and DC-II were transferred from Hartford Variable Annuity Life Insurance Company Separate Account DC-I and Separate Account DC-II, respectively, on December 31, 1987.
Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. Each Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts. Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of each Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A - Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.

For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC.
Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.80% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;

•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, , Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
Additional Separate Accounts Offered Under The Contracts
Important information you should know: The Contracts may contain additional separate accounts. The portion of the Contract relating to additional separate accounts is not registered under the 1933 Act and the additional separate accounts are not registered as investment companies under the 1940 Act. Neither the additional separate accounts nor any interest in the additional separate accounts is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding any of the additional separate accounts. The following disclosure about the additional separate accounts may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.
Additional separate accounts may be offered under the Contracts. These separate accounts and their sub-accounts are not described in this Prospectus. Contract fees and charges will generally apply, including contingent deferred sales charges, mortality expense risk and administrative charges, and other charges. These charges may be similar to or different from the fees and charges described in this Prospectus with respect to the Separate Accounts. If additional separate accounts are available under a Contract, you may allocate Contract values to sub-accounts within the additional separate accounts, subject to any restrictions that may apply. Call 1-800-528-9009 for more information on additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (“1933 Act”) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account option are available to our general creditors.

Declared Rate of Interest
We credit interest on Contributions made to the General Account at a rate we declare for the calendar quarter in which they are received. We determine the declared interest rate for any quarter. We may change the declared interest rate for any subsequent quarter in our discretion.
We will guarantee the declared interest rate for any quarter to the end of that calendar year. Any change in the declared interest rate will be declared before the start of the quarter.
Guaranteed Rate of Interest
For each subsequent calendar year, We will credit each Contribution with interest at a rate guaranteed for the entire year (the “Guaranteed Interest Rate”). The Guaranteed Interest Rate for a calendar year will be determined at the end of the preceding calendar year. We may, from time to time, credit interest at rates in excess of the Guaranteed Interest Rate.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Empower Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred Sales Charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
Contract Charges
Sales Charge
The Sales Charge applicable to you depends on whether you have the current Contract series or the prior Contract series.
Sales Charge (Current Contract Series)
Effective August 1, 2011, the Sales Charge was removed from the Contracts and we no longer assess any Sales Charge when you partially or fully Surrender the Contract. Before August 1, 2011, the following was applicable:
The Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.
We do not deduct a Sales Charge at the time Contributions are made to the Contract. We may assess a Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Participant Contract Years completed with respect to your Participant Account before the Surrender. For Contracts for which contributions are held under DC-I during the Accumulation Period, the following Sales Charges will be deducted as follows:

Contract Years	Sales Charge as a percentage of Participant Account value Surrendered
During the First through the Sixth Year	5%
During the Seventh through Eighth Year	4%
During the Ninth through Tenth Year	3%
During the Eleventh through Twelfth Year	2%
Thirteenth Year and thereafter	0%
For Contracts for which contributions are held under DC-II during the Accumulation Period, the following Sales Charges will be deducted as follows:

Contract Years	Sales Charge as a percentage of Participant Account value Surrendered
During the First through the Eighth Year	5%
During the Ninth through Fifteenth Year	3%
Sixteenth Year and thereafter	0%
Effective August 1, 2011, the Sales Charge was removed from the Contracts and we no longer assess any Sales Charge when you partially or fully Surrender the Contract.
We may reduce the amount or term of the Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
When you request a full Surrender, the Sales Charge is deducted from the amount Surrendered and the balance is paid to you.
➣Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Sales Charge.
If you request a partial Surrender and ask for a specific dollar amount, the Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣Example: You ask for $1,000 when the applicable Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
Sales Charge (Prior Contract Series)
Contributions made to a Participant’s Individual Account pursuant to the terms of the prior contracts are subject to the following deductions:

Aggregate Contribution Amounts to the Sub-Accounts’ Invested*	Total Deduction	Sales Expenses	Minimum Death Benefit	Total as % of Net Amount
Deductions	Portion Representing
On the first $2,500	7.00%	6.25%	0.75%	7.53%
On the next $47,500	3.50%	2.75%	0.75%	3.63%
On the next $50,000	2.00%	1.25%	0.75%	2.04%
On the excess over $100,000	1.00%	0.25%	0.75%	1.01%
* This illustration does not assume the payment of any Premium Taxes.
Under the schedule of deductions shown above, all amounts contributed on behalf of a Participants Individual Account to the Bond Fund and Stock Fund Sub-Accounts are aggregated to determine if a particular level of deductions has been reached. Thus, if a Contribution has been made on behalf of a Participant’s Account in the amount of $100 and total Contributions of $2,450 have already been made on his or her behalf, the first $50 of the payment will be subject to a deduction of 7.00% and the remainder to a percentage of 3.50%.
Notwithstanding the above, on variable only contracts and on combination fixed and/or variable contracts where the annualized stipulated purchase payments or Contributions with respect to all Participants shall equal or approximate $250,000 at the end of the second anniversary of the contract, the sales and minimum death benefits deduction on the aggregate Contributions up to and including $2,500 with respect to each Participant shall be at the rate of 5% rather than 7%.
Talcott Resolution reserves the right to limit any increase in the Contributions made to a Participant’s Individual Account to not more than three times the total Contributions made on behalf of such Participant during the initial 12 consecutive months of the Account’s existence under the contract of the present guaranteed deduction rates. Increases in excess of those described will be accepted only with the consent of Talcott Resolution and subject to the then current deductions being made for Sales Charges, the Minimum Death Benefit guarantee and mortality and expense undertaking.

Each contract provides for experience rating of the deduction for sales expenses and/or the Annual Maintenance Fee. In order to experience rate a contract, actual sales costs applicable to a particular contract are determined. If the costs exceed the amounts deducted for such expenses, no additional deduction will be made. If, however, the amounts deducted for such expenses exceed actual costs, Talcott Resolution, in its discretion, may allocate all, a portion, or none of such excess as an experience rating credit. If such an allocation is made, the experience credit will be made as considered appropriate: (1) by a reduction in the amount deducted from subsequent contributions for sales expenses; (2) by the crediting of a number of additional Accumulation Units or by Annuity Units, as applicable, without deduction of any sales or other expenses therefrom; (3) or by waiver of the Annual Maintenance Fees or by a combination of the above. To date experience rating credits have been provided on certain cases.
Is there ever a time when the Sales Charge does not apply?
We will waive the Sales Charge for certain Eligible Surrenders. An Eligible Surrender is a withdrawal that is (1) made because of a Qualifying Event and (2) payable directly to the Participant, or if applicable, the Beneficiary. A Qualifying Event is the Participant’s:
•death;
•financial hardship, as defined in the Plan;
•severance from employment; or
•retirement.
A transfer to a Plan funding vehicle issued by another investment provider is not an Eligible Surrender. The Sales Charge does not apply to a transfer of Contract values from this Contract to another group annuity contract issued by us or one of our affiliates. This waiver may not be available in all states.
No deduction for the Sales Charge will apply to a transfer to a Related Participant Directed Account Option. A “Related Participant Directed Account Option” is a Participant directed investment account under the Plan that you identify and we accept for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract. The Related Participant Directed Account Option may not be available in all states or in all Contracts.
Annual Maintenance Fee
The Annual Maintenance Fee depends on whether you have the current Contract series or the prior Contract series.
Annual Maintenance Fee (Current Contract Series): The Annual Maintenance Fee is an annual $25 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Annual Maintenance Fee (Prior Contract Series): There will be an Annual Maintenance Fee deduction in the amount of $10.00 from the value of each such Participant’s Individual Account under the contracts, except as set forth below.
This fee will be deducted from the value of each such account on the last business day of each calendar year; provided, however, that if the value of a Participant’s Individual Account is redeemed in full at any time before the last business day of the each Participant’s Contract year, then the Annual Maintenance Fee charge will be deducted from the proceeds of such redemption. No contract fee deduction will be made during the Annuity Payment period under the contracts.
In the event that the Contributions made on behalf of a Participant are allocated partially to the fixed annuity portion of the Participant’s Individual Account and partially to the variable annuity portion of the Participant’s Individual Account, then the Annual Maintenance Fee will be deducted first from the value of the fixed annuity portion of the Participant’s Individual Account. If the value of the fixed annuity portion of the Participant’s Individual Account is insufficient to pay the fee, then any deficit will be deducted from the value of the variable annuity portion of the Participant’s Individual Account in the following manner: if there are no accumulation units in the General Account or if their value is less than $10.00, the General Account portion of an account will be made against values held in the Hartford Stock HLS Fund Sub-Account of DC-I. If the Hartford Stock HLS Fund Sub-Account values are insufficient to cover the fee, the fee shall be deducted from the account values held in the Hartford Total Return Bond HLS Fund Sub-Account of DC-I. The fee is not applicable to the Hartford Ultrashort Bond HLS Fund Sub-Account where available. In the even that the Contributions made on behalf of a Participant are allocated partially to the General Account and partially to the Separate Account, the Annual Maintenance Fee will be charged against the Separate Account and General Account on a pro rata basis.
Mortality and Expense Risk and Administrative Charge
The Mortality and Expense Risk and Administrative Charge applicable to you depends on whether you have the current Contract series, the prior Contract series, or the HIG Employer Sponsored IRA.

Mortality and Expense Risk and Administrative Charge (Current Contract Series)
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The amount of the charge differs between DC-I and DC-II and, with respect to DC-I, depends on the value of the Contract:

	Separate Account
	DC-I	DC-II
Annual rate (Contract values of $50,000,000 or less):	0.90%	1.25%
Annual rate (Contract values in excess of $50,000,000):	0.75%	1.25%
We determine a Contract’s eligibility for the lower charge in DC-I based on the value of the Contract on the last day of each calendar quarter. We call that day a “Test Date”. To be eligible, the value of the Contract must exceed $50,000,000 on two successive Test Dates. A reduction in the mortality and expense risk and administrative charge in DC-I requires a conversion period following a determination of eligibility. The conversion period generally takes up to three months, depending on Contract Owner cooperation during the conversion period.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
•Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
•Mortality Risk during the Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•Expense Risk: We also bear an expense risk that the Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for Plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Mortality and Expense Risk and Administrative Charge (Prior Contract Series)
Although Variable Annuity payments made under the contracts will vary in accordance with the investment performance of the Fund shares, the payments will not be affected by (a) Talcott Resolution’s actual expenses, if greater than the deductions provided for in the contracts, or (b) Talcott Resolution’s actual mortality experience among Annuitants after retirement because of the expense and mortality undertakings by Talcott Resolution.
In providing an expense undertaking, Talcott Resolution assumes the risk that the deductions for sales expenses, the Annual Maintenance Fee and the Minimum Death Benefit during the Accumulation Period may be insufficient to cover the actual costs of providing such items.

The mortality undertaking provided by Talcott Resolution under the contracts, assuming the selection of one of the forms of life annuities, is to make monthly annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) to Contract Owners or Annuitant’s Accounts regardless of how long an Annuitant may live and regardless of how long all Annuitants as a group may live. This undertaking assures a Contract Owner that neither the longevity of an Annuitant nor an improvement in life expectancy will have any adverse effect on the monthly annuity payments the Employees will receive under the contract. It thus relieves the Contract Owner from the risk that Participants in the Plan will outlive the funds accumulated.
The mortality undertaking is based on Talcott Resolution’s actuarial determination of expected mortality rates among all Annuitants. If actual experience among Annuitants deviates from Talcott Resolution’s actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Talcott Resolution must provide amounts from its general funds to fulfill its contract obligations. In that event, a loss will fall on Talcott Resolution. Conversely, if longevity among Annuitants is lower than anticipated, a gain will result to Talcott Resolution.
For assuming these risks Talcott Resolution makes a minimum daily charge against the value of the average daily assets held under DC-I and DC-II, as appropriate, of 1.25% with respect to the Hartford Total Return Bond HLS Fund, Hartford Stock HLS Fund and Hartford Ultrashort Bond HLS Fund Sub-Accounts where available, on an annual basis. This rate may be periodically increased by Talcott Resolution subject to a maximum annual rate of 2.00%. However, no increase will occur unless the Securities and Exchange Commission first approves this increase.
HIG Employer Sponsored IRA: We have issued a Contract to Hartford Fire Insurance Company who acts as custodian for the Hartford Insurance Group (“HIG”) Employer Sponsored Individual Retirement Account (“HIG IRA”). We do not deduct mortality and expense risk charges from the Separate Account’s assets in connection in the HIG IRA; however we make a deduction of 0.15% from the assets of the HIG IRA for certain administration undertakings. All costs of the mortality and expense risk undertakings and the reduction in charges for the administrative undertakings are being assumed by HIG since this plan is only available to HIG employees and is intended to be an additional benefit to eligible HIG employees. The HIG IRA is not unfairly discriminatory against any person, including the affected Contract Owners or Participants, in that the HIG IRA does not affect present or future charges, rights, benefits or contract values.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.

Plan Related Expenses
We can agree with the Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan Related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice.
Description of the Contracts
The Contracts are group variable annuity contracts. They are designed to fund certain Deferred Compensation Plans established under section 457 of the Code for employees and other eligible service providers of states and their political subdivisions and certain other organizations exempt from taxation. The Contracts may also be issued in connection with certain Qualified Plans, including annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to section 403(b) of the Code. We can also offer contracts in connection with Individual Retirement Annuity Plans under section 408 of the Code.
For Deferred Compensation Plans established under section 457 of the Code for the benefit of any organization that is exempt from the federal income tax, other than a governmental unit, all amounts of compensation deferred under the Plan, all property and rights purchased with such amounts, and all income attributable to such amounts, property, or rights, remain (until made available to a Participant or other Beneficiary) solely the property and the rights of the Contract Owner (without being restricted to the provision of benefits under the Plan), subject only to the claims of the Contract Owner’s general creditors.
For Deferred Compensation Plans that are Plans established under section 457(b) of the Code by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state after August 20, 1996, the assets and income of the Plan must be held in trust for the exclusive benefit of the Participants and the Beneficiaries of the Plan. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Such Deferred Compensation Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to Deferred Compensation Plans under section 457(f) of the Code.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract belongs to the Contract Owner. However, under certain Deferred Compensation Plans, the Contract Owner must hold the Contract for the exclusive benefit of the Plan’s Participants and Beneficiaries. The Contract Owner’s rights and privileges may only be exercised in a manner that is consistent with the written Plan adopted by the Contract Owner. Under certain circumstances, the Contract Owner’s interest in the Contract may be assigned. However, amounts held under a Contract on behalf of a Participant are nontransferable and cannot be assigned.
Pricing and Crediting of Contributions
We credit initial Contributions to your Participant Account within two Valuation Days of our receipt of a properly completed application and the initial Contribution at our Administrative Office.
If your application or other necessary information is incomplete when received, your initial Contribution will be credited to your Participant Account not later than two Valuation Days after the application is made complete. However, if an incomplete application is not made complete within five Valuation Days of its initial receipt, the Contribution will be immediately returned unless we inform the Contract Owner of the delay and the Contract Owner tells us not to return it.

Subsequent Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Individual Contract
For individual annuity contracts, if for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee before we can cancel your Contract.
Unless otherwise required by state law, We will pay you your Participant Account value as of the Valuation Day We receive your request to cancel and will refund any sales or Contract charges incurred during the period you participated in the Contract. The Participant Account value may be more or less than your Contributions depending upon the investment performance of your Participant Account. This means that you bear the risk of any decline in your Participant Account value until We receive your notice of cancellation. In certain states, however, We are required to return your Contributions without deduction for any fees or charges.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.

For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.

•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.

In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers. As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short-term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account is calculated by dividing (a) by (b) and multiplying (c) where:
(a)is the net asset value per share plus applicable distributions per share of each Fund held in the Sub-Account at the end of the current Valuation Day.
(b)is the net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.
(c)is the daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period, and any other applicable charge.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-844-804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.

Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:
1.Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.

A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains age 70 1∕2) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 75th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 75 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.

Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of

Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:

ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/Limitations
Death Benefit
If the participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary, which is generally the greater of the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant dies on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances.
		Standard	None	•For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received. •The deduction of advisory fees will reduce your death benefit.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
•Limited to Participants who have terminated their employment with the Employer;
•Duration of payments may not extend beyond the Participant’s life expectancy;
•A Participant may not elect the Systemic Withdrawal Option if there is an outstanding Loan.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	$50 loan set-up fee and $50 annual loan administration fee	•Must be permitted by the Code and the terms of the Plan.

Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•Death Prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the Termination Value of your Participant Account determined as of the day we receive Due Proof of Death or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders. “Termination Value” means the value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date less any applicable Premium Taxes not already deducted and any applicable contingent deferred Sales Charge.
•Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary will receive the Termination Value of your Participant Account as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: If the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or We receive new settlement instructions from the Beneficiary(ies). During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options under the Separate Account (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement.
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse“ under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a ”regulated investment company“ under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See ”Contract Value“). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (”Code“) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the ”owner“ of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the ”tax owner“ of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such ”public availability“ means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the ”holder“ in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a ”holder.“ In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the ”holder.“ However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a ”generation skipping transfer tax“ when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a ”Qualified Plan“ or ”Plan“). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (”IRAs“)
In addition to ”traditional“ IRAs governed by Code Sections 408(a) and (b) (”Traditional IRAs“), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (”RMDs“) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a ”IRA stretch“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (”SEP“) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs

The Savings Incentive Match Plan for Employees of small employers (”SIMPLE Plan“) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (”SIMPLE IRAs“). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be ”rolled over“ directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a ”conversion“ Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of ”incidental“ death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,500 in 2025) or 100% of the employee’s ”includible compensation.“ For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2025 or $11,250 if the participant is age 60-63). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (”TSA“)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a ”tax-sheltered annuity“ (”TSA“) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,500 in 2025) or 100% of the employee’s ”includable compensation“ for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2025 or $11,250 if the participant is age 60-63). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (”Section 457 Plans“)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a ”governmental employer“ is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an ”Eligible Deferred Compensation Plan“ or ”Section 457(b) Plan.“ Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,500 in 2025). The Plan may provide for additional ”catch-up“ contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2025 or $11,250 if the participant is age 60-63); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other ”investment in the contract.“ For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of ”investment in the contract“.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the ”investment in the contract,“ based on the ratio of the ”investment in the contract“ over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (”RMDs“). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii. part of a series of substantially equal periodic payments (not less frequently than annually  —  ”SEPPs“) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (”SEPP Exception“), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
viii.distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
ix.certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
iv.certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (”RMD“) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
i.the calendar year in which the individual attains their applicable age, or
ii.(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
a.the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
b.over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a ”stretch payout“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or ”QLAC“), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any ”elections out“ and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an ”eligible rollover distribution“ from a Qualified Plan (described below in ”Rollover Distributions“). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the ”eligible rollover distribution,“ to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in ”Rollover Distributions“). Payees cannot elect out of this mandatory 20% withholding in the case of such an ”eligible rollover distribution.“
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any ”election out“ (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a ”direct transfer“ or a ”direct rollover“) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a ”60-day rollover“), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a ”direct transfer“ between the same kinds of Plan is generally not treated as any form of ”distribution“ out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a ”distribution“ out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a ”direct rollover“ (made directly to another Plan) or as a ”60-day rollover.“ The tax restrictions and other rules for a ”direct rollover“ and a ”60-day rollover“ are similar in many ways, but if any ”eligible rollover distribution“ made from certain types of Qualified Plan is not transferred directly to another Plan by a ”direct rollover,“ then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a ”60-day rollover“ by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a ”60-day rollover“, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an ”eligible rollover distribution“ (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a ”direct rollover“) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of ”Eligible Retirement Plan“: (1) a Qualified Plan under Code Section 401(a) (”Qualified 401(a) Plan“), (2) a qualified annuity plan under Code Section 403(a) (”Qualified Annuity Plan“), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an ”eligible rollover distribution“ does not include any distribution that is either  —
a.an RMD amount;
b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an ”eligible rollover distribution,“ a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the ”direct rollover“ and ”60-day rollover“ rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by ”direct rollover.“ Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a ”direct rollover“ or a ”60-day rollover“ of an ”eligible rollover distribution“ can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an ”eligible rollover distribution“ that can qualify for a tax-free ”60-day rollover“ is limited to the amount that otherwise would be includable in gross income. By contrast, a ”direct rollover“ of an ”eligible rollover distribution“ can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a ”predecessor“ Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between a ”Non-Roth IRA“ (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a ”conversion“ of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between an ”inherited IRA“ (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a ”direct rollover“ or a ”60-day rollover“ to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a ”direct rollover“ or a ”60-day rollover“ to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such ”direct rollover.“ Similar rules apply to a ”direct rollover“ or a ”60-day rollover“ of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a ”direct rollover“ or a ”60-day rollover“ to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (”MMLD“), a subsidiary of Massachusetts Mutual Life Insurance Company (”MassMutual“), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (”FINRA“). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under ”Commissions“). Certain selected Financial Intermediaries also receive additional compensation (described below under ”Additional Payments“). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called ”wholesalers“ in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
Commissions
Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (”Additional Payments“). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s ”preferred list“; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•”Due diligence“ payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Mortality and Expense Risk and Administrative Charge and the Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable to all Contributions made to such Participant’s Account which in any year do not exceed three times the total Contributions made to such Participant’s Account during the initial 12 consecutive months of participation in such Participant’s Account.
We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott Resolution may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.

Upon suspension, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits. of the Contract, We will not accept any more Contributions. Loan repayments will continue to be accepted. The suspension of the Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity Benefits. Suspension of the Contract will not affect payments to be made by Us under an Annuity that commenced prior to the date of suspension.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.
Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class I Shares	0.13%	24.83%	14.38%	12.89%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Insurance Moderate Allocation	Calvert VP SRI Balanced Portfolio - Class I	0.65%	19.61%	9.42%	8.41%
	Adviser: Calvert Research and Management
	Subadviser: N/A
US Fund Moderate Allocation	Hartford Balanced HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.66%	11.21%	8.09%	7.75%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Hartford Capital Appreciation HLS Fund - Class IA (Closed to Contracts issued on or about 1/3/2005)	0.67%	21.19%	11.50%	10.61%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.65%	12.67%	10.75%	10.55%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Foreign Large Blend	Hartford International Opportunities HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.76%	8.40%	5.18%	5.50%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Blend	Hartford Stock HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.51%	8.74%	9.25%	10.43%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.50%	2.33%	0.28%	1.97%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Ultrashort Bond	Hartford Ultrashort Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.44%	5.20%	2.26%	1.78%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-1009-NP
APP A-3

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000007834

Statement of Additional Information
DC Variable Account-I and Separate Account Two (DC-II)
Group Variable Annuity Contracts
HV-1009-NP
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
3

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
B.Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. The financial statements of each of the individual Sub-Accounts which comprise Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company DC Variable Account I have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company DC Variable Account I’s independent registered public accounting firm.
C.Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
4

We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
Financial Statements
The financial statements for Talcott Resolution Life Insurance Company DC Variable Account-I and Talcott Resolution Life Insurance Company Separate Account Two and the consolidated financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2024 and for the period then ended, are included herein.
5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of Talcott Resolution Life Insurance Company DC Variable Account I and the Board of Directors of Empower Annuity Insurance Company of America & Empower Life & Annuity Insurance Company of New York
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the Sub-Accounts listed in Appendix A of Talcott Resolution Life Insurance Company DC Variable Account I (the “Separate Account”), as of December 31, 2024, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account as of December 31, 2024, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended December 31, 2021, were audited by other auditors, whose report, dated April 21, 2022, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.
/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
April 17, 2025
We have served as the auditor of one or more separate accounts sponsored by Talcott Resolution Life Insurance Company since 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY DC VARIABLE ACCOUNT I
APPENDIX A

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
AB VPS International Value Portfolio - Class B	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Insurance Series® Growth Fund - Class 2	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock S&P 500 Index V.I. Fund - Class I Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Calvert VP SRI Balanced Portfolio - Class I	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Initial Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Income VIP Fund - Class 2	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Balanced HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Capital Appreciation HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Disciplined Equity HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Dividend and Growth HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford International Opportunities HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Small Cap Growth HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Stock HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Total Return Bond HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Ultrashort Bond HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Comstock Fund - Series II	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Global Fund - Series II	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio - Class II	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Morgan Stanley Variable Insurance Fund, Inc. U.S. Real Estate Portfolio - Class II	N/A	For the period from January 1, 2024 to December 10, 2024	For the period from January 1, 2024 to December 10, 2024 and for the year ended December 31, 2023
PIMCO VIT Real Return Portfolio - Administrative Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pioneer Mid Cap Value VCT Portfolio - Class II	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Small Cap Value Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Royce Small-Cap Portfolio - Investment Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	AB VPS International Value Portfolio - Class B	American Funds Insurance Series® Growth Fund - Class 2	BlackRock S&P 500 Index V.I. Fund - Class I Shares	Calvert VP SRI Balanced Portfolio - Class I	Fidelity® VIP Contrafund® Portfolio - Initial Class
Assets:
Investments:
Number of shares	1,882	40	23,038	20,624	142
Cost	$27,592	$3,343	$600,404	$41,212	$6,463
Market Value	$28,339	$5,023	$807,701	$56,511	$8,252
Total assets	28,339	5,023	807,701	56,511	8,252

Net assets:
For contract liabilities	$28,339	$5,023	$807,701	$56,511	$8,252

Deferred contracts in the accumulation period:
Units owned by participants #	2,879	73	35,623	5,526	143
Minimum unit fair value #*	9.842953	68.781567	22.673655	10.227021	57.656684
Maximum unit fair value #*	9.842953	68.781567	22.673655	10.227021	57.656684
Contract liability	$28,339	$5,023	$807,701	$56,511	$8,252

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Franklin Income VIP Fund - Class 2	Hartford Balanced HLS Fund - Class IA	Hartford Capital Appreciation HLS Fund - Class IA	Hartford Disciplined Equity HLS Fund - Class IA	Hartford Dividend and Growth HLS Fund - Class IA
Assets:
Investments:
Number of shares	1,027	42,107	29,717	11,197	14,201
Cost	$15,783	$918,123	$1,345,373	$178,962	$313,763
Market Value	$14,741	$1,235,006	$1,580,673	$252,376	$332,029
Total assets	14,741	1,235,006	1,580,673	252,376	332,029

Net assets:
For contract liabilities	$14,741	$1,235,006	$1,580,673	$252,376	$332,029

Deferred contracts in the accumulation period:
Units owned by participants #	598	54,177	17,847	15,911	22,140
Minimum unit fair value #*	24.653264	22.795582	88.567337	15.862250	14.996562
Maximum unit fair value #*	24.653264	22.795582	88.567337	15.862250	14.996562
Contract liability	$14,741	$1,235,006	$1,580,673	$252,376	$332,029

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Hartford International Opportunities HLS Fund - Class IA	Hartford Small Cap Growth HLS Fund - Class IA	Hartford Stock HLS Fund - Class IA	Hartford Total Return Bond HLS Fund - Class IA	Hartford Ultrashort Bond HLS Fund - Class IA
Assets:
Investments:
Number of shares	9,439	4,424	4,269	16,035	5,073
Cost	$131,543	$130,582	$269,182	$165,378	$51,006
Market Value	$152,530	$128,291	$429,052	$151,534	$52,815
Total assets	152,530	128,291	429,052	151,534	52,815

Net assets:
For contract liabilities	$152,530	$128,291	$429,052	$151,534	$52,815

Deferred contracts in the accumulation period:
Units owned by participants #	28,893	3,457	5,287	13,881	13,616
Minimum unit fair value #*	5.279221	37.115669	81.145015	10.916794	3.878825
Maximum unit fair value #*	5.279221	37.115669	81.145015	10.916794	3.878825
Contract liability	$152,530	$128,291	$429,052	$151,534	$52,815

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Invesco V.I. Comstock Fund - Series II	Invesco V.I. Global Fund - Series II	Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio - Class II	PIMCO VIT Real Return Portfolio - Administrative Class
Assets:
Investments:
Number of shares	124	1,292	23,355	1,760
Cost	$2,376	$49,464	$223,194	$23,760
Market Value	$2,564	$49,965	$134,056	$20,255
Total assets	2,564	49,965	134,056	20,255

Net assets:
For contract liabilities	$2,564	$49,965	$134,056	$20,255

Deferred contracts in the accumulation period:
Units owned by participants #	70	1,482	2,656	1,249
Minimum unit fair value #*	37.108464	33.713950	50.466380	16.213846
Maximum unit fair value #*	37.108464	33.713950	50.466380	16.213846
Contract liability	$2,564	$49,965	$134,056	$20,255

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Pioneer Mid Cap Value VCT Portfolio - Class II	Putnam VT Small Cap Value Fund - Class IB	Royce Small-Cap Portfolio - Investment Class
Assets:
Investments:
Number of shares	336	469	277
Cost	$4,926	$5,617	$2,732
Market Value	$3,787	$5,375	$2,607
Total assets	3,787	5,375	2,607

Net assets:
For contract liabilities	$3,787	$5,375	$2,607

Deferred contracts in the accumulation period:
Units owned by participants #	130	193	97
Minimum unit fair value #*	29.135523	27.847499	26.824114
Maximum unit fair value #*	29.135523	27.847499	26.824114
Contract liability	$3,787	$5,375	$2,607

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Operations
For the Year Ended December 31, 2024

	Sub-Account
	AB VPS International Value Portfolio - Class B	American Funds Insurance Series® Growth Fund - Class 2	BlackRock S&P 500 Index V.I. Fund - Class I Shares	Calvert VP SRI Balanced Portfolio - Class I	Fidelity® VIP Contrafund® Portfolio - Initial Class
Investment income:
Dividends	$634	$118	$9,833	$929	$43

Expenses:
Mortality and expense risk charges	(244)	(285)	(6,796)	(482)	(487)
Net Investment income (loss)	390	(167)	3,037	447	(444)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	106	14,713	16,951	359	32,507
Net realized gain distributions	—	1,575	32,601	957	1,212
Change in net unrealized appreciation (depreciation) on investments	511	(7,581)	103,505	7,163	(12,994)
Net gain (loss) on investments	617	8,707	153,057	8,479	20,725
Net increase (decrease) in net assets resulting from operations	1,007	8,540	156,094	8,926	20,281

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Operations
For the Year Ended December 31, 2024

	Sub-Account
	Franklin Income VIP Fund - Class 2	Hartford Balanced HLS Fund - Class IA	Hartford Capital Appreciation HLS Fund - Class IA	Hartford Disciplined Equity HLS Fund - Class IA	Hartford Dividend and Growth HLS Fund - Class IA
Investment income:
Dividends	$746	$24,649	$11,786	$1,454	$6,361

Expenses:
Mortality and expense risk charges	(131)	(11,466)	(14,115)	(2,184)	(2,962)
Net Investment income (loss)	615	13,183	(2,329)	(730)	3,399

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(9)	45,706	24,014	3,437	1,513
Net realized gain distributions	61	83,694	63,446	10,478	22,155
Change in net unrealized appreciation (depreciation) on investments	198	(19,815)	199,473	37,776	8,260
Net gain (loss) on investments	250	109,585	286,933	51,691	31,928
Net increase (decrease) in net assets resulting from operations	865	122,768	284,604	50,961	35,327

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Operations
For the Year Ended December 31, 2024

	Sub-Account
	Hartford International Opportunities HLS Fund - Class IA	Hartford Small Cap Growth HLS Fund - Class IA	Hartford Stock HLS Fund - Class IA	Hartford Total Return Bond HLS Fund - Class IA	Hartford Ultrashort Bond HLS Fund - Class IA
Investment income:
Dividends	$2,449	$284	$6,957	$5,844	$2,231

Expenses:
Mortality and expense risk charges	(1,470)	(965)	(4,050)	(1,453)	(464)
Net Investment income (loss)	979	(681)	2,907	4,391	1,767

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,808	(1,486)	24,046	(1,362)	18
Net realized gain distributions	—	—	13,115	—	—
Change in net unrealized appreciation (depreciation) on investments	6,917	11,199	(6,118)	(703)	351
Net gain (loss) on investments	10,725	9,713	31,043	(2,065)	369
Net increase (decrease) in net assets resulting from operations	11,704	9,032	33,950	2,326	2,136

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Operations
For the Year Ended December 31, 2024

	Sub-Account
	Invesco V.I. Comstock Fund - Series II	Invesco V.I. Global Fund - Series II	Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio - Class II	Morgan Stanley Variable Insurance Fund, Inc. U.S. Real Estate Portfolio - Class II (1)	PIMCO VIT Real Return Portfolio - Administrative Class
Investment income:
Dividends	$38	$—	$—	$43	$473

Expenses:
Mortality and expense risk charges	(22)	(452)	(957)	(15)	(165)
Net Investment income (loss)	16	(452)	(957)	28	308

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	16	(71)	(6,457)	(440)	(31)
Net realized gain distributions	179	2,939	—	—	—
Change in net unrealized appreciation (depreciation) on investments	112	4,295	46,888	667	(74)
Net gain (loss) on investments	307	7,163	40,431	227	(105)
Net increase (decrease) in net assets resulting from operations	323	6,711	39,474	255	203

(1) Fund ceased operations on 12/10/2024.

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Operations
For the Year Ended December 31, 2024

	Sub-Account
	Pioneer Mid Cap Value VCT Portfolio - Class II	Putnam VT Small Cap Value Fund - Class IB	Royce Small-Cap Portfolio - Investment Class
Investment income:
Dividends	$63	$240	$31

Expenses:
Mortality and expense risk charges	(34)	(128)	(160)
Net Investment income (loss)	29	112	(129)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(50)	(2,443)	(1,818)
Net realized gain distributions	221	1,164	106
Change in net unrealized appreciation (depreciation) on investments	145	1,117	951
Net gain (loss) on investments	316	(162)	(761)
Net increase (decrease) in net assets resulting from operations	345	(50)	(890)

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Sub-Account
	AB VPS International Value Portfolio - Class B	American Funds Insurance Series® Growth Fund - Class 2	BlackRock S&P 500 Index V.I. Fund - Class I Shares	Calvert VP SRI Balanced Portfolio - Class I	Fidelity® VIP Contrafund® Portfolio - Initial Class
Operations:
Net investment income (loss)	$390	$(167)	$3,037	$447	$(444)
Net realized gain (loss) on security transactions	106	14,713	16,951	359	32,507
Net realized gain distributions	—	1,575	32,601	957	1,212
Change in unrealized appreciation (depreciation) of investments during the year	511	(7,581)	103,505	7,163	(12,994)
Net increase (decrease) in net assets resulting from operations	1,007	8,540	156,094	8,926	20,281

Unit transactions:
Purchases	—	—	1,595	206	—
Net transfers	1,642	—	39,592	—	(32,813)
Surrenders for benefit payments and fees	(143)	(63,468)	(59,754)	(749)	(63,338)
Contract maintenance charges	(10)	(10)	(322)	(33)	(15)
Net increase (decrease) in net assets resulting from unit transactions	1,489	(63,478)	(18,889)	(576)	(96,166)
Net increase (decrease) in net assets	2,496	(54,938)	137,205	8,350	(75,885)

Net Assets:
Beginning of year	25,843	59,961	670,496	48,161	84,137
End of Year	$28,339	$5,023	$807,701	$56,511	$8,252

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Sub-Account
	Franklin Income VIP Fund - Class 2	Hartford Balanced HLS Fund - Class IA	Hartford Capital Appreciation HLS Fund - Class IA	Hartford Disciplined Equity HLS Fund - Class IA	Hartford Dividend and Growth HLS Fund - Class IA
Operations:
Net investment income (loss)	$615	$13,183	$(2,329)	$(730)	$3,399
Net realized gain (loss) on security transactions	(9)	45,706	24,014	3,437	1,513
Net realized gain distributions	61	83,694	63,446	10,478	22,155
Change in unrealized appreciation (depreciation) of investments during the year	198	(19,815)	199,473	37,776	8,260
Net increase (decrease) in net assets resulting from operations	865	122,768	284,604	50,961	35,327

Unit transactions:
Purchases	—	584	3,691	—	4,750
Net transfers	—	—	(13,174)	—	(5,037)
Surrenders for benefit payments and fees	—	(146,985)	(158,083)	(10,091)	(7,170)
Contract maintenance charges	(5)	(177)	(813)	(20)	(183)
Net increase (decrease) in net assets resulting from unit transactions	(5)	(146,578)	(168,379)	(10,111)	(7,640)
Net increase (decrease) in net assets	860	(23,810)	116,225	40,850	27,687

Net Assets:
Beginning of year	13,881	1,258,816	1,464,448	211,526	304,342
End of Year	$14,741	$1,235,006	$1,580,673	$252,376	$332,029

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Sub-Account
	Hartford International Opportunities HLS Fund - Class IA	Hartford Small Cap Growth HLS Fund - Class IA	Hartford Stock HLS Fund - Class IA	Hartford Total Return Bond HLS Fund - Class IA	Hartford Ultrashort Bond HLS Fund - Class IA
Operations:
Net investment income (loss)	$979	$(681)	$2,907	$4,391	$1,767
Net realized gain (loss) on security transactions	3,808	(1,486)	24,046	(1,362)	18
Net realized gain distributions	—	—	13,115	—	—
Change in unrealized appreciation (depreciation) of investments during the year	6,917	11,199	(6,118)	(703)	351
Net increase (decrease) in net assets resulting from operations	11,704	9,032	33,950	2,326	2,136

Unit transactions:
Purchases	3,155	—	330	1,699	997
Net transfers	(13,467)	35,490	(22,560)	(11,390)	—
Surrenders for benefit payments and fees	(5,596)	(23,708)	(35,297)	(107)	(37)
Contract maintenance charges	(51)	(15)	(307)	(54)	(37)
Net increase (decrease) in net assets resulting from unit transactions	(15,959)	11,767	(57,834)	(9,852)	923
Net increase (decrease) in net assets	(4,255)	20,799	(23,884)	(7,526)	3,059

Net Assets:
Beginning of year	156,785	107,492	452,936	159,060	49,756
End of Year	$152,530	$128,291	$429,052	$151,534	$52,815

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Sub-Account
	Invesco V.I. Comstock Fund - Series II	Invesco V.I. Global Fund - Series II	Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio - Class II	Morgan Stanley Variable Insurance Fund, Inc. U.S. Real Estate Portfolio - Class II (1)	PIMCO VIT Real Return Portfolio - Administrative Class
Operations:
Net investment income (loss)	$16	$(452)	$(957)	$28	$308
Net realized gain (loss) on security transactions	16	(71)	(6,457)	(440)	(31)
Net realized gain distributions	179	2,939	—	—	—
Change in unrealized appreciation (depreciation) of investments during the year	112	4,295	46,888	667	(74)
Net increase (decrease) in net assets resulting from operations	323	6,711	39,474	255	203

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	—	—	(3,851)	(1,972)	2,302
Surrenders for benefit payments and fees	(91)	(5,220)	(264)	—	—
Contract maintenance charges	—	(18)	(46)	—	(6)
Net increase (decrease) in net assets resulting from unit transactions	(91)	(5,238)	(4,161)	(1,972)	2,296
Net increase (decrease) in net assets	232	1,473	35,313	(1,717)	2,499

Net Assets:
Beginning of year	2,332	48,492	98,743	1,717	17,756
End of Year	$2,564	$49,965	$134,056	$—	$20,255

(1) Fund ceased operations on 12/10/2024.

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Sub-Account
	Pioneer Mid Cap Value VCT Portfolio - Class II	Putnam VT Small Cap Value Fund - Class IB	Royce Small-Cap Portfolio - Investment Class
Operations:
Net investment income (loss)	$29	$112	$(129)
Net realized gain (loss) on security transactions	(50)	(2,443)	(1,818)
Net realized gain distributions	221	1,164	106
Change in unrealized appreciation (depreciation) of investments during the year	145	1,117	951
Net increase (decrease) in net assets resulting from operations	345	(50)	(890)

Unit transactions:
Purchases	—	—	—
Net transfers	—	(152)	—
Surrenders for benefit payments and fees	(132)	(19,623)	(33,393)
Contract maintenance charges	—	(3)	(3)
Net increase (decrease) in net assets resulting from unit transactions	(132)	(19,778)	(33,396)
Net increase (decrease) in net assets	213	(19,828)	(34,286)

Net Assets:
Beginning of year	3,574	25,203	36,893
End of Year	$3,787	$5,375	$2,607

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

	Sub-Account
	AB VPS International Value Portfolio - Class B	American Funds Insurance Series® Growth Fund - Class 2	BlackRock S&P 500 Index V.I. Fund - Class I Shares	Calvert VP SRI Balanced Portfolio - Class I	Fidelity® VIP Contrafund® Portfolio - Initial Class
Operations:
Net investment income (loss)	$(31)	$(275)	$2,924	$340	$(288)
Net realized gain (loss) on security transactions	(74)	27	6,857	214	77
Net realized gain distributions	—	2,917	24,686	173	2,655
Change in unrealized appreciation (depreciation) of investments during the year	2,840	13,626	103,014	5,566	18,044
Net increase (decrease) in net assets resulting from operations	2,735	16,295	137,481	6,293	20,488

Unit transactions:
Purchases	—	—	1,844	225	—
Net transfers	3,343	4	81,587	4,001	1,159
Surrenders for benefit payments and fees	(1,037)	(129)	(52,957)	(1,105)	(122)
Other transactions	(6)	(7)	(160)	(17)	(11)
Net increase (decrease) in net assets resulting from unit transactions	2,300	(132)	30,314	3,104	1,026
Net increase (decrease) in net assets	5,035	16,163	167,795	9,397	21,514

Net Assets:
Beginning of year	20,808	43,798	502,701	38,764	62,623
End of Year	$25,843	$59,961	$670,496	$48,161	$84,137

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

	Sub-Account
	Franklin Income VIP Fund - Class 2	Hartford Balanced HLS Fund - Class IA	Hartford Capital Appreciation HLS Fund - Class IA	Hartford Disciplined Equity HLS Fund - Class IA	Hartford Dividend and Growth HLS Fund - Class IA
Operations:
Net investment income (loss)	$758	$10,602	$(1,538)	$(126)	$302
Net realized gain (loss) on security transactions	(667)	34,328	(20,786)	811	(9,872)
Net realized gain distributions	1,096	38,935	24,583	1,314	43,078
Change in unrealized appreciation (depreciation) of investments during the year	(97)	79,321	260,595	34,078	6,106
Net increase (decrease) in net assets resulting from operations	1,090	163,186	262,854	36,077	39,614

Unit transactions:
Purchases	—	664	3,943	—	4,833
Net transfers	—	1	(120,805)	1	475
Surrenders for benefit payments and fees	(4,401)	(260,690)	(271,845)	(8,194)	(274,406)
Other transactions	(3)	(135)	(472)	(9)	(119)
Net increase (decrease) in net assets resulting from unit transactions	(4,404)	(260,160)	(389,179)	(8,202)	(269,217)
Net increase (decrease) in net assets	(3,314)	(96,974)	(126,325)	27,875	(229,603)

Net Assets:
Beginning of year	17,195	1,355,790	1,590,773	183,651	533,945
End of Year	$13,881	$1,258,816	$1,464,448	$211,526	$304,342

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

	Sub-Account
	Hartford International Opportunities HLS Fund - Class IA	Hartford Small Cap Growth HLS Fund - Class IA	Hartford Stock HLS Fund - Class IA	Hartford Total Return Bond HLS Fund - Class IA	Hartford Ultrashort Bond HLS Fund - Class IA
Operations:
Net investment income (loss)	$381	$(911)	$1,346	$4,410	$208
Net realized gain (loss) on security transactions	1,924	(1,536)	62,434	(5,681)	36
Net realized gain distributions	—	—	23,168	—	—
Change in unrealized appreciation (depreciation) of investments during the year	12,958	18,482	(58,718)	9,909	1,827
Net increase (decrease) in net assets resulting from operations	15,263	16,035	28,230	8,638	2,071

Unit transactions:
Purchases	3,151	—	330	1,700	1,039
Net transfers	37,160	—	(68,217)	70,918	—
Surrenders for benefit payments and fees	(33,669)	(4,587)	(105,489)	(29,873)	(2,911)
Other transactions	(37)	(7)	(224)	(27)	(24)
Net increase (decrease) in net assets resulting from unit transactions	6,605	(4,594)	(173,600)	42,718	(1,896)
Net increase (decrease) in net assets	21,868	11,441	(145,370)	51,356	175

Net Assets:
Beginning of year	134,917	96,051	598,306	107,704	49,581
End of Year	$156,785	$107,492	$452,936	$159,060	$49,756

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

	Sub-Account
	Invesco V.I. Comstock Fund - Series II	Invesco V.I. Global Fund - Series II	Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio - Class II	Morgan Stanley Variable Insurance Fund, Inc. U.S. Real Estate Portfolio - Class II	PIMCO VIT Real Return Portfolio - Administrative Class
Operations:
Net investment income (loss)	$3	$(400)	$(747)	$17	$412
Net realized gain (loss) on security transactions	294	(217)	(5,213)	(7)	(701)
Net realized gain distributions	249	5,185	—	—	—
Change in unrealized appreciation (depreciation) of investments during the year	(149)	8,083	35,980	190	765
Net increase (decrease) in net assets resulting from operations	397	12,651	30,020	200	476

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	(2,334)	(1)	(239)	(2)	3
Surrenders for benefit payments and fees	(78)	(2,953)	(1,819)	—	(3,021)
Other transactions	—	(9)	(21)	—	(3)
Net increase (decrease) in net assets resulting from unit transactions	(2,412)	(2,963)	(2,079)	(2)	(3,021)
Net increase (decrease) in net assets	(2,015)	9,688	27,941	198	(2,545)

Net Assets:
Beginning of year	4,347	38,804	70,802	1,519	20,301
End of Year	$2,332	$48,492	$98,743	$1,717	$17,756

The accompanying notes are an integral part of these financial statements.

DC Variable Account I

Talcott Resolution Life Insurance Company DC Variable Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

	Sub-Account
	Pioneer Mid Cap Value VCT Portfolio - Class II	Putnam VT Small Cap Value Fund - Class IB	Royce Small-Cap Portfolio - Investment Class
Operations:
Net investment income (loss)	$132	$(162)	$(8)
Net realized gain (loss) on security transactions	(3,898)	(59)	(151)
Net realized gain distributions	1,426	2,541	2,938
Change in unrealized appreciation (depreciation) of investments during the year	3,378	2,335	4,651
Net increase (decrease) in net assets resulting from operations	1,038	4,655	7,430

Unit transactions:
Purchases	—	—	—
Net transfers	(8,000)	2	2
Surrenders for benefit payments and fees	(1,478)	(80)	(1,316)
Other transactions	—	(2)	(3)
Net increase (decrease) in net assets resulting from unit transactions	(9,478)	(80)	(1,317)
Net increase (decrease) in net assets	(8,440)	4,575	6,113

Net Assets:
Beginning of year	12,014	20,628	30,780
End of Year	$3,574	$25,203	$36,893

The accompanying notes are an integral part of these financial statements.

1. Organization
Separate Account DC Variable Account 1 (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”). Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts did not change as a result of the sale.

The Account is comprised of the following active Sub-Accounts:

AB VPS International Value Portfolio - Class B
American Funds Insurance Series® Growth Fund - Class 2
BlackRock S&P 500 Index V.I. Fund - Class I Shares
Calvert VP SRI Balanced Portfolio - Class I
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2
Franklin Income VIP Fund - Class 2
Hartford Balanced HLS Fund - Class IA
Hartford Capital Appreciation HLS Fund - Class IA
Hartford Disciplined Equity HLS Fund - Class IA
Hartford Dividend and Growth HLS Fund - Class IA
Hartford International Opportunities HLS Fund - Class IA
Hartford Small Cap Growth HLS Fund - Class IA
Hartford Stock HLS Fund - Class IA
Hartford Total Return Bond HLS Fund - Class IA
Hartford Ultrashort Bond HLS Fund - Class IA
Invesco V.I. Comstock Fund - Series II
Invesco V.I. Global Fund - Series II
Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio - Class II
PIMCO VIT Real Return Portfolio - Administrative Class
Pioneer Mid Cap Value VCT Portfolio - Class II
Putnam VT Small Cap Value Fund - Class IB
Royce Small-Cap Portfolio - Investment Class
The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies
The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):
a)    Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions income is accrued as of the ex-dividend date. Net realized gain distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.
b)    Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.
c)    Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
d) Segment Reporting — In this reporting period, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account's financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity's overall performance and to assess its potential future cash flows. The Management Committee of The Sponsor Company evaluates third-party Funds and determines the selection of Funds to offer within the product offering. All Funds are sourced from third party asset managers which employ a governance structure to oversee Fund strategy and performance, all of which is an element contemplated in the Management Committee of The Sponsor Company's determination of fund offerings. Accordingly, the Management Committee, acts as the Account's chief operating decision maker (“CODM”) assessing performance and making decisions about the product offering allocation. The CODM has determined that the Account has a single operating segment based on the fact that the CODM monitors the operating results of the Account as a whole and that the Account's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund's portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Account's Statements of Assets and Liabilities, Operations, Changes in Net Assets, and Financial Highlights.
e)    Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimate contained within the financial statements are the fair value measurements.
f)    Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.
g)    Fair Value Measurements — The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2024 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.
Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies (“mutual funds”).
Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.
In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
As of December 31, 2024, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels.
3. Administration of the Account and Related Charges
Each Sub-Account is charged certain fees, according to contract terms, as follows:
a)    Mortality and Expense Risk Charges — The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 0.90% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.
b)    Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.
c)    Contract Maintenance Charges — An annual maintenance fee up to $25 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

4. Purchases and Sales of Investments
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS International Value Portfolio - Class B	3,253	1,374
American Funds Insurance Series® Growth Fund - Class 2	1,692	63,762
BlackRock S&P 500 Index V.I. Fund - Class I Shares	82,593	65,844
Calvert VP SRI Balanced Portfolio - Class I	2,055	1,227
Fidelity® VIP Contrafund® Portfolio - Initial Class	4,831	100,229
Franklin Income VIP Fund - Class 2	807	136
Hartford Balanced HLS Fund - Class IA	108,599	158,300
Hartford Capital Appreciation HLS Fund - Class IA	78,608	185,870
Hartford Disciplined Equity HLS Fund - Class IA	11,932	12,295
Hartford Dividend and Growth HLS Fund - Class IA	33,312	15,398
Hartford International Opportunities HLS Fund - Class IA	7,574	22,554
Hartford Small Cap Growth HLS Fund - Class IA	35,772	24,686
Hartford Stock HLS Fund - Class IA	20,285	62,097
Hartford Total Return Bond HLS Fund - Class IA	11,970	17,431
Hartford Ultrashort Bond HLS Fund - Class IA	3,132	442
Invesco V.I. Comstock Fund - Series II	217	113
Invesco V.I. Global Fund - Series II	2,939	5,690
Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio - Class II	2,053	7,171
Morgan Stanley Variable Insurance Fund, Inc. U.S. Real Estate Portfolio - Class II	965	2,909
PIMCO VIT Real Return Portfolio - Administrative Class	2,774	170
Pioneer Mid Cap Value VCT Portfolio - Class II	285	167
Putnam VT Small Cap Value Fund - Class IB	1,404	19,906
Royce Small-Cap Portfolio - Investment Class	138	33,557

5. Changes in Units Outstanding
The changes in units outstanding for the year ended December 31, 2024 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS International Value Portfolio - Class B	167	15	152
American Funds Insurance Series® Growth Fund - Class 2	—	1,064	(1,064)
BlackRock S&P 500 Index V.I. Fund - Class I Shares	1,895	2,855	(960)
Calvert VP SRI Balanced Portfolio - Class I	22	78	(56)
Fidelity® VIP Contrafund® Portfolio - Initial Class	—	1,792	(1,792)
Franklin Income VIP Fund - Class 2	—	—	—
Hartford Balanced HLS Fund - Class IA	27	6,711	(6,684)
Hartford Capital Appreciation HLS Fund - Class IA	45	2,056	(2,011)
Hartford Disciplined Equity HLS Fund - Class IA	—	657	(657)
Hartford Dividend and Growth HLS Fund - Class IA	326	845	(519)
Hartford International Opportunities HLS Fund - Class IA	601	3,611	(3,010)
Hartford Small Cap Growth HLS Fund - Class IA	888	678	210
Hartford Stock HLS Fund - Class IA	4	732	(728)
Hartford Total Return Bond HLS Fund - Class IA	156	1,050	(894)
Hartford Ultrashort Bond HLS Fund - Class IA	262	19	243
Invesco V.I. Comstock Fund - Series II	—	2	(2)
Invesco V.I. Global Fund - Series II	—	168	(168)
Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio - Class II	—	92	(92)
Morgan Stanley Variable Insurance Fund, Inc. U.S. Real Estate Portfolio - Class II	—	98	(98)
PIMCO VIT Real Return Portfolio - Administrative Class	141	—	141
Pioneer Mid Cap Value VCT Portfolio - Class II	—	5	(5)
Putnam VT Small Cap Value Fund - Class IB	—	759	(759)
Royce Small-Cap Portfolio - Investment Class	—	1,312	(1,312)

The changes in units outstanding for the year ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS International Value Portfolio - Class B	341	113	228
American Funds Insurance Series® Growth Fund - Class 2	—	3	(3)
BlackRock S&P 500 Index V.I. Fund - Class I Shares	5,458	3,186	2,272
Calvert VP SRI Balanced Portfolio - Class I	518	138	380
Fidelity® VIP Contrafund® Portfolio - Initial Class	34	4	30
Franklin Income VIP Fund - Class 2	—	200	(200)
Hartford Balanced HLS Fund - Class IA	35	13,739	(13,704)
Hartford Capital Appreciation HLS Fund - Class IA	59	5,855	(5,796)
Hartford Disciplined Equity HLS Fund - Class IA	—	717	(717)
Hartford Dividend and Growth HLS Fund - Class IA	433	22,758	(22,325)
Hartford International Opportunities HLS Fund - Class IA	8,750	7,242	1,508
Hartford Small Cap Growth HLS Fund - Class IA	—	158	(158)
Hartford Stock HLS Fund - Class IA	5	2,473	(2,468)
Hartford Total Return Bond HLS Fund - Class IA	7,098	2,929	4,169
Hartford Ultrashort Bond HLS Fund - Class IA	286	805	(519)
Invesco V.I. Comstock Fund - Series II	—	76	(76)
Invesco V.I. Global Fund - Series II	—	110	(110)
Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio - Class II	—	67	(67)
Morgan Stanley Variable Insurance Fund, Inc. U.S. Real Estate Portfolio - Class II	—	—	—
PIMCO VIT Real Return Portfolio - Administrative Class	—	194	(194)
Pioneer Mid Cap Value VCT Portfolio - Class II	—	368	(368)
Putnam VT Small Cap Value Fund - Class IB	—	4	(4)
Royce Small-Cap Portfolio - Investment Class	—	59	(59)
6. Financial Highlights
The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each active Sub-Account that had units outstanding as of the period ended December 31, 2024. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table.

Sub-Account	Units #	Unit Fair Value			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio***
AB VPS International Value Portfolio - Class B
2024	2,879	9.842953	to	9.842953	28,339	0.90%	to	0.90%	2.35%			3.87%	to	3.87%
2023	2,727	9.476648	to	9.476648	25,843	0.90%	to	0.90%	0.76%			13.81%	to	13.81%
2022	2,499	8.327063	to	8.327063	20,808	0.90%	to	0.90%	4.08%	to	4.08%	(14.57)%	to	(14.57)%
2021	2,636	9.746832	to	9.746832	25,696	0.90%	to	0.90%	1.76%	to	1.76%	9.86%	to	9.86%
2020	2,475	8.871945	to	8.871945	21,961	0.90%	to	0.90%	1.60%	to	1.60%	1.30%	to	1.30%

American Funds Insurance Series® Growth Fund - Class 2
2024	73	68.781567	to	68.781567	5,023	0.90%	to	0.90%	0.38%			30.44%	to	30.44%
2023	1,137	52.730352	to	52.730352	59,961	0.90%	to	0.90%	0.37%			37.25%	to	37.25%
2022	1,140	38.420443	to	38.420443	43,798	0.90%	to	0.90%	0.32%	to	0.32%	(30.56)%	to	(30.56)%
2021	1,144	55.332240	to	55.332240	63,300	0.90%	to	0.90%	0.22%	to	0.22%	20.90%	to	20.90%
2020	2,316	45.768245	to	45.768245	106,026	0.90%	to	0.90%	0.32%	to	0.32%	50.72%	to	50.72%

Sub-Account	Units #	Unit Fair Value			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio***
BlackRock S&P 500 Index V.I. Fund - Class I Shares
2024	35,623	22.673655	to	22.673655	807,701	0.90%	to	0.90%	1.31%			23.71%	to	23.71%
2023	36,583	18.327986	to	18.327986	670,496	0.90%	to	0.90%	1.37%			25.09%	to	25.09%
2022	34,311	14.651454	to	14.651454	502,701	0.90%	to	0.90%	1.27%	to	1.27%	(18.96)%	to	(18.96)%
2021	37,606	18.079562	to	18.079562	679,892	0.90%	to	0.90%	1.25%	to	1.25%	27.38%	to	27.38%
2020	51,959	14.192959	to	14.192959	737,453	0.90%	to	0.90%	1.70%	to	1.70%	17.18%	to	17.18%

Calvert VP SRI Balanced Portfolio - Class I
2024	5,526	10.227021	to	10.227021	56,511	0.90%	to	0.90%	1.74%			18.54%	to	18.54%
2023	5,582	8.627750	to	8.627750	48,161	0.90%	to	0.90%	1.69%			15.78%	to	15.78%
2022	5,202	7.452123	to	7.452123	38,764	0.90%	to	0.90%	1.22%	to	1.22%	(16.17)%	to	(16.17)%
2021	5,252	8.889608	to	8.889608	46,695	0.90%	to	0.90%	1.12%	to	1.12%	14.09%	to	14.09%
2020	6,666	7.792008	to	7.792008	51,941	0.90%	to	0.90%	0.99%	to	0.99%	14.23%	to	14.23%

Fidelity® VIP Contrafund® Portfolio - Initial Class
2024	143	57.656684	to	57.656684	8,252	0.90%	to	0.90%	0.08%			32.59%	to	32.59%
2023	1,935	43.486057	to	43.486057	84,137	0.90%	to	0.90%	0.51%			32.26%	to	32.26%
2022	1,905	32.879228	to	32.879228	62,623	0.90%	to	0.90%	0.56%	to	0.56%	(26.97)%	to	(26.97)%
2021	1,294	45.022920	to	45.022920	58,242	0.90%	to	0.90%	0.06%	to	0.06%	26.69%	to	26.69%
2020	1,425	35.537851	to	35.537851	50,644	0.90%	to	0.90%	0.27%	to	0.27%	29.40%	to	29.40%

Franklin Income VIP Fund - Class 2
2024	598	24.653264	to	24.653264	14,741	0.90%	to	0.90%	5.17%			6.24%	to	6.24%
2023	598	23.205649	to	23.205649	13,881	0.90%	to	0.90%	5.58%			7.65%	to	7.65%
2022	798	21.556091	to	21.556091	17,195	0.90%	to	0.90%	4.85%	to	4.85%	(6.32)%	to	(6.32)%
2021	798	23.010130	to	23.010130	18,358	0.90%	to	0.90%	4.65%	to	4.65%	15.71%	to	15.71%
2020	798	19.886216	to	19.886216	15,867	0.90%	to	0.90%	5.86%	to	5.86%	(0.21)%	to	(0.21)%

Hartford Balanced HLS Fund - Class IA
2024	54,177	22.795582	to	22.795582	1,235,006	0.90%	to	0.90%	1.95%			10.21%	to	10.21%
2023	60,861	20.683368	to	20.683368	1,258,816	0.90%	to	0.90%	1.69%			13.75%	to	13.75%
2022	74,565	18.182767	to	18.182767	1,355,790	0.90%	to	0.90%	1.74%	to	1.74%	(14.20)%	to	(14.20)%
2021	81,334	21.191859	to	21.191859	1,723,616	0.90%	to	0.90%	0.98%	to	0.98%	18.57%	to	18.57%
2020	88,459	17.872539	to	17.872539	1,580,991	0.90%	to	0.90%	1.66%	to	1.66%	10.62%	to	10.62%

Hartford Capital Appreciation HLS Fund - Class IA
2024	17,847	88.567337	to	88.567337	1,580,673	0.90%	to	0.90%	0.76%			20.10%	to	20.10%
2023	19,858	73.744698	to	73.744698	1,464,448	0.90%	to	0.90%	0.80%			18.93%	to	18.93%
2022	25,654	62.007828	to	62.007828	1,590,773	0.90%	to	0.90%	0.88%	to	0.88%	(16.06)%	to	(16.06)%
2021	30,177	73.868200	to	73.868200	2,229,105	0.90%	to	0.90%	0.46%	to	0.46%	13.73%	to	13.73%
2020	37,631	64.948596	to	64.948596	2,444,072	0.90%	to	0.90%	0.87%	to	0.87%	20.82%	to	20.82%

Hartford Disciplined Equity HLS Fund - Class IA
2024	15,911	15.862250	to	15.862250	252,376	0.90%	to	0.90%	0.60%			24.24%	to	24.24%
2023	16,568	12.767406	to	12.767406	211,526	0.90%	to	0.90%	0.83%			20.16%	to	20.16%
2022	17,285	10.625140	to	10.625140	183,651	0.90%	to	0.90%	0.85%	to	0.85%	(19.68)%	to	(19.68)%
2021	22,930	13.228988	to	13.228988	303,343	0.90%	to	0.90%	0.57%	to	0.57%	24.39%	to	24.39%
2020	23,840	10.634855	to	10.634855	253,537	0.90%	to	0.90%	0.30%	to	0.30%	13.47%	to	13.47%

Sub-Account	Units #	Unit Fair Value			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio***
Hartford Dividend and Growth HLS Fund - Class IA
2024	22,140	14.996562	to	14.996562	332,029	0.90%	to	0.90%	1.94%			11.65%	to	11.65%
2023	22,659	13.431360	to	13.431360	304,342	0.90%	to	0.90%	0.97%			13.16%	to	13.16%
2022	44,984	11.869768	to	11.869768	533,945	0.90%	to	0.90%	1.45%	to	1.45%	(9.75)%	to	(9.75)%
2021	57,428	13.151887	to	13.151887	755,303	0.90%	to	0.90%	1.11%	to	1.11%	30.81%	to	30.81%
2020	89,516	10.053861	to	10.053861	899,994	0.90%	to	0.90%	2.00%	to	2.00%	6.80%	to	6.80%

Hartford International Opportunities HLS Fund - Class IA
2024	28,893	5.279221	to	5.279221	152,530	0.90%	to	0.90%	1.51%			7.42%	to	7.42%
2023	31,903	4.914517	to	4.914517	156,785	0.90%	to	0.90%	1.14%			10.72%	to	10.72%
2022	30,395	4.438789	to	4.438789	134,917	0.90%	to	0.90%	1.65%	to	1.65%	(18.88)%	to	(18.88)%
2021	30,943	5.471709	to	5.471709	169,313	0.90%	to	0.90%	1.01%	to	1.01%	6.85%	to	6.85%
2020	31,010	5.120845	to	5.120845	158,799	0.90%	to	0.90%	1.46%	to	1.46%	19.37%	to	19.37%

Hartford Small Cap Growth HLS Fund - Class IA
2024	3,457	37.115669	to	37.115669	128,291	0.90%	to	0.90%	0.27%			12.10%	to	12.10%
2023	3,247	33.108220	to	33.108220	107,492	0.90%	to	0.90%	—%			17.37%	to	17.37%
2022	3,405	28.209095	to	28.209095	96,051	0.90%	to	0.90%	0.00%	to	0.00%	(29.10)%	to	(29.10)%
2021	4,007	39.786171	to	39.786171	159,440	0.90%	to	0.90%	0.00%	to	0.00%	3.09%	to	3.09%
2020	5,310	38.595233	to	38.595233	204,929	0.90%	to	0.90%	0.00%	to	0.00%	32.00%	to	32.00%

Hartford Stock HLS Fund - Class IA
2024	5,287	81.145015	to	81.145015	429,052	0.90%	to	0.90%	1.56%			7.76%	to	7.76%
2023	6,015	75.298292	to	75.298292	452,936	0.90%	to	0.90%	1.17%			6.75%	to	6.75%
2022	8,483	70.533931	to	70.533931	598,306	0.90%	to	0.90%	1.44%	to	1.44%	(5.99)%	to	(5.99)%
2021	10,501	75.024420	to	75.024420	787,856	0.90%	to	0.90%	1.08%	to	1.08%	23.86%	to	23.86%
2020	16,070	60.571510	to	60.571510	973,389	0.90%	to	0.90%	1.37%	to	1.37%	11.07%	to	11.07%

Hartford Total Return Bond HLS Fund - Class IA
2024	13,881	10.916794	to	10.916794	151,534	0.90%	to	0.90%	3.64%			1.40%	to	1.40%
2023	14,775	10.765636	to	10.765636	159,060	0.90%	to	0.90%	3.66%			6.01%	to	6.01%
2022	10,606	10.154999	to	10.154999	107,704	0.90%	to	0.90%	3.14%	to	3.14%	(14.98)%	to	(14.98)%
2021	9,294	11.944237	to	11.944237	111,006	0.90%	to	0.90%	2.24%	to	2.24%	(1.83)%	to	(1.83)%
2020	10,143	12.167287	to	12.167287	123,412	0.90%	to	0.90%	2.49%	to	2.49%	8.05%	to	8.05%

Hartford Ultrashort Bond HLS Fund - Class IA
2024	13,616	3.878825	to	3.878825	52,815	0.90%	to	0.90%	4.35%			4.26%	to	4.26%
2023	13,373	3.720514	to	3.720514	49,756	0.90%	to	0.90%	1.31%			4.24%	to	4.24%
2022	13,892	3.569044	to	3.569044	49,581	0.90%	to	0.90%	0.25%	to	0.25%	(1.06)%	to	(1.06)%
2021	42,714	3.607454	to	3.607454	154,090	0.90%	to	0.90%	0.71%	to	0.71%	(1.08)%	to	(1.08)%
2020	49,555	3.646872	to	3.646872	180,724	0.90%	to	0.90%	2.23%	to	2.23%	0.53%	to	0.53%

Invesco V.I. Comstock Fund - Series II
2024	70	37.108464	to	37.108464	2,564	0.90%	to	0.90%	1.51%			13.83%	to	13.83%
2023	72	32.598835	to	32.598835	2,332	0.90%	to	0.90%	0.98%			11.09%	to	11.09%
2022	148	29.343650	to	29.343650	4,347	0.90%	to	0.90%	1.38%	to	1.38%	(0.06)%	to	(0.06)%
2021	156	29.360000	to	29.360000	4,574	0.90%	to	0.90%	1.78%	to	1.78%	31.85%	to	31.85%
2020	580	22.267471	to	22.267471	12,922	0.90%	to	0.90%	2.22%	to	2.22%	(1.97)%	to	(1.97)%

Sub-Account	Units #	Unit Fair Value			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio***
Invesco V.I. Global Fund - Series II
2024	1,482	33.713950	to	33.713950	49,965	0.90%	to	0.90%	—%			14.74%	to	14.74%
2023	1,650	29.382723	to	29.382723	48,492	0.90%	to	0.90%	—%			33.25%	to	33.25%
2022	1,760	22.051519	to	22.051519	38,804	0.90%	to	0.90%	0.00%	to	0.00%	(32.55)%	to	(32.55)%
2021	2,393	32.691209	to	32.691209	78,235	0.90%	to	0.90%	0.00%	to	0.00%	14.14%	to	14.14%
2020	2,986	28.641590	to	28.641590	85,510	0.90%	to	0.90%	0.46%	to	0.46%	26.20%	to	26.20%

Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio - Class II
2024	2,656	50.466380	to	50.466380	134,056	0.90%	to	0.90%	—%			40.45%	to	40.45%
2023	2,748	35.931164	to	35.931164	98,743	0.90%	to	0.90%	—%			42.84%	to	42.84%
2022	2,815	25.154337	to	25.154337	70,802	0.90%	to	0.90%	0.00%	to	0.00%	(63.30)%	to	(63.30)%
2021	2,625	68.540304	to	68.540304	179,954	0.90%	to	0.90%	0.00%	to	0.00%	(11.99)%	to	(11.99)%
2020	4,399	77.879142	to	77.879142	342,578	0.90%	to	0.90%	0.00%	to	0.00%	149.79%	to	149.79%

PIMCO VIT Real Return Portfolio - Administrative Class
2024	1,249	16.213846	to	16.213846	20,255	0.90%	to	0.90%	2.59%			1.21%	to	1.21%
2023	1,108	16.019705	to	16.019705	17,756	0.90%	to	0.90%	3.02%			2.74%	to	2.74%
2022	1,302	15.591913	to	15.591913	20,301	0.90%	to	0.90%	6.98%	to	6.98%	(12.70)%	to	(12.70)%
2021	1,302	17.859486	to	17.859486	23,252	0.90%	to	0.90%	4.85%	to	4.85%	4.66%	to	4.66%
2020	1,698	17.063875	to	17.063875	28,979	0.90%	to	0.90%	1.43%	to	1.43%	10.72%	to	10.72%

Pioneer Mid Cap Value VCT Portfolio - Class II
2024	130	29.135523	to	29.135523	3,787	0.90%	to	0.90%	1.70%			9.65%	to	9.65%
2023	135	26.572471	to	26.572471	3,574	0.90%	to	0.90%	2.40%			11.20%	to	11.20%
2022	503	23.895813	to	23.895813	12,014	0.90%	to	0.90%	1.39%	to	1.39%	(6.73)%	to	(6.73)%
2021	525	25.619411	to	25.619411	13,454	0.90%	to	0.90%	0.99%	to	0.99%	28.21%	to	28.21%
2020	54	19.981665	to	19.981665	1,087	0.90%	to	0.90%	1.24%	to	1.24%	0.96%	to	0.96%

Putnam VT Small Cap Value Fund - Class IB
2024	193	27.847499	to	27.847499	5,375	0.90%	to	0.90%	1.72%			5.24%	to	5.24%
2023	952	26.460901	to	26.460901	25,203	0.90%	to	0.90%	0.15%			22.65%	to	22.65%
2022	956	21.574826	to	21.574826	20,628	0.90%	to	0.90%	0.16%	to	0.16%	(13.76)%	to	(13.76)%
2021	961	25.017005	to	25.017005	24,048	0.90%	to	0.90%	0.62%	to	0.62%	38.65%	to	38.65%
2020	751	18.043316	to	18.043316	13,551	0.90%	to	0.90%	1.08%	to	1.08%	3.03%	to	3.03%

Royce Small-Cap Portfolio - Investment Class
2024	97	26.824114	to	26.824114	2,607	0.90%	to	0.90%	0.18%			2.47%	to	2.47%
2023	1,409	26.176765	to	26.176765	36,893	0.90%	to	0.90%	0.87%			24.80%	to	24.80%
2022	1,468	20.974834	to	20.974834	30,780	0.90%	to	0.90%	0.34%	to	0.34%	(10.01)%	to	(10.01)%
2021	1,874	23.307253	to	23.307253	43,683	0.90%	to	0.90%	1.43%	to	1.43%	27.66%	to	27.66%
2020	2,284	18.256748	to	18.256748	41,695	0.90%	to	0.90%	1.06%	to	1.06%	(7.98)%	to	(7.98)%

*	This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, divided by average net assets during the period. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. As of December 31, 2024, the investment income ratio is no longer being shown as a range.

***	This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year.

7. Subsequent Events
Management has evaluated events subsequent to December 31, 2024 and through the financial statement issuance date of April 17, 2025, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of
Separate Account Two of Talcott Resolution Life Insurance Company and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of each of the Sub-Accounts of Separate Account Two of Talcott Resolution Life Insurance Company (the “Account”) listed in Note 1 (collectively, the “Sub-Accounts”), as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, except for the Sub-Accounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2024, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
LVIP American Century Capital Appreciation Fund	December 31, 2024	Period from April 26, 2024 to December 31, 2024	Period from April 26, 2024 to December 31, 2024	Period from April 26, 2024 to December 31, 2024
Fidelity® VIP FundsManager 20% Portfolio	December 31, 2024	Period from July 26, 2024 to December 31, 2024	Period from July 26, 2024 to December 31, 2024	Period from July 26, 2024 to December 31, 2024
Invesco V.I. Government Securities Fund	December 31, 2024	Year ended December 31, 2024	Two years in the period ended December 31, 2024	Two years in the period ended December 31, 2024 and the period from May 9, 2022 to December 31, 2022
Morgan Stanley VIF U.S. Real Estate Portfolio	Not Applicable	Period from January 1, 2024 to December 4, 2024	Period from January 1, 2024 to December 4, 2024 and the year ended December 31, 2023	Period from January 1, 2024 to December 4, 2024 and four years in the period ended December 31, 2023
Allspring VT Index Asset Allocation Fund	Not Applicable	Period from January 1, 2024 to August 6, 2024	Period from January 1, 2024 to August 6, 2024 and the year ended December 31, 2023	Period from January 1, 2024 to August 6, 2024 and the four years in the period ended December 31, 2023
Allspring VT International Equity Fund	Not Applicable	Period from January 1, 2024 to April 30, 2024	Period from January 1, 2024 to April 30, 2024 and the year ended December 31, 2023	Period from January 1, 2024 to April 30, 2024 and four years in the period ended December 31, 2023

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the Account’s custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
April 16, 2025
We have served as the auditor of Separate Account Two of Talcott Resolution Life Insurance Company since 2002.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	LVIP American Century Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,520,802
class 2	—	—	—	—	—	—	—	479,672	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	49,001	—	—	—	—	1,128,721	—	—	—
class I	—	—	—	—	—	—	—	—	886,648	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,576,199	955,298	1,713,551	43,874,733	—	—	—	—
class S2	—	—	—	57,806	7,485	4,361,632	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	2,217,951	—	—	—	—	—	—	—	—	—
Total investments	2,217,951	49,001	2,576,199	1,013,104	1,721,036	48,236,365	1,128,721	479,672	886,648	3,520,802
Due from Sponsor Company	—	1	—	—	3,489	—	—	—	14	—
Receivable for fund shares sold	497	11	92	42	—	1,337	44	78	339	287
Other assets	—	—	—	1	1	24	—	—	—	—
Total assets	2,218,448	49,013	2,576,291	1,013,147	1,724,526	48,237,726	1,128,765	479,750	887,001	3,521,089

Liabilities:
Due to Sponsor Company	—	—	92	42	—	1,337	44	—	—	287
Payable for fund shares purchased	497	11	—	—	3,489	—	—	78	339	—
Other liabilities	—	—	4	—	—	—	2	—	—	1
Total liabilities	497	11	96	42	3,489	1,337	46	78	339	288

Net assets:
For contract liabilities	$2,217,951	$49,002	$2,576,195	$1,013,105	$1,721,037	$48,236,389	$1,128,719	$479,672	$886,662	$3,520,801

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,520,801
class 2	—	—	—	—	—	—	—	479,672	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	49,002	—	—	—	—	1,128,719	—	—	—
class I	—	—	—	—	—	—	—	—	886,662	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,576,195	955,299	1,713,552	43,874,752	—	—	—	—
class S2	—	—	—	57,806	7,485	4,361,637	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	2,217,951	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,217,951	$49,002	$2,576,195	$1,013,105	$1,721,037	$48,236,389	$1,128,719	$479,672	$886,662	$3,520,801

Shares:
class 1	—	—	—	—	—	—	—	—	—	249,172
class 2	—	—	—	—	—	—	—	7,446	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	5,315	—	—	—	—	36,564	—	—	—
class I	—	—	—	—	—	—	—	—	97,438	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	76,627	93,382	359,235	43,874,733	—	—	—	—
class S2	—	—	—	5,701	1,589	4,361,632	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	266,551	—	—	—	—	—	—	—	—	—
Total shares	266,551	5,315	76,627	99,083	360,824	48,236,365	36,564	7,446	97,438	249,172

Cost	$1,843,411	$57,610	$2,183,440	$1,007,412	$1,830,622	$48,236,365	$1,060,945	$357,513	$628,109	$3,643,502

Deferred contracts in the accumulation period:
Units owned by participants #	266,551	5,315	764,392	108,237	813,430	4,739,185	277,703	7,446	97,438	681,154
Minimum unit fair value #*	$7.876441	$9.218941	$2.800666	$9.220580	$1.682147	$8.600631	$3.407757	$64.420189	$8.716326	$4.239165
Maximum unit fair value #*	$81.166026	$9.218941	$3.416657	$9.445755	$23.559306	$11.341776	$4.408996	$64.420189	$26.573781	$57.999152
Contract liability	$2,217,876	$49,002	$2,571,040	$1,011,150	$1,705,380	$47,297,824	$1,119,471	$479,672	$861,736	$3,472,311

Contracts in payout (annuitization) period:
Units owned by participants #	10	—	1,509	208	7,550	92,806	2,144	—	2,860	9,087
Minimum unit fair value #*	$7.876441	$—	$3.416657	$9.418990	$2.073730	$9.713592	$4.314487	$—	$8.716326	$5.278592
Maximum unit fair value #*	$7.876441	$—	$3.416657	$9.418990	$2.073730	$10.218470	$4.314487	$—	$8.716326	$5.485951
Contract liability	$75	$—	$5,155.00	$1,955.00	$15,657.00	$938,565.00	$9,248.00	$—	$24,926.00	$48,490.00

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2024

	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$2,558,988	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	743,237	8,314,164	8,905,523	713,517	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	138,901	290,486	179,731	442,010	7,601
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	2,558,988	743,237	8,314,164	8,905,523	713,517	138,901	290,486	179,731	442,010	7,601
Due from Sponsor Company	—	2	12	1,330	4	—	—	—	—	1
Receivable for fund shares sold	108	230	2,245	8,571	154	9	123	19	98	1
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	2,559,096	743,469	8,316,421	8,915,424	713,675	138,910	290,609	179,750	442,108	7,603

Liabilities:
Due to Sponsor Company	108	—	—	—	—	—	—	—	—	—
Payable for fund shares purchased	—	230	2,245	8,571	154	9	123	19	98	1
Other liabilities	1	—	—	—	—	—	—	—	—	—
Total liabilities	109	230	2,245	8,571	154	9	123	19	98	1

Net assets:
For contract liabilities	$2,558,987	$743,239	$8,314,176	$8,906,853	$713,521	$138,901	$290,486	$179,731	$442,010	$7,602

Contract Liabilities:
class 1	$2,558,987	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	743,239	8,314,176	8,906,853	713,521	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	138,901	290,486	179,731	442,010	7,602
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,558,987	$743,239	$8,314,176	$8,906,853	$713,521	$138,901	$290,486	$179,731	$442,010	$7,602

Shares:
class 1	87,487	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	162,089	570,046	500,750	173,568	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	4,212	6,983	6,300	11,921	445
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	87,487	162,089	570,046	500,750	173,568	4,212	6,983	6,300	11,921	445

Cost	$2,369,734	$698,929	$6,426,065	$5,280,834	$642,155	$148,472	$278,094	$208,082	$426,697	$7,675

Deferred contracts in the accumulation period:
Units owned by participants #	627,880	162,089	570,046	500,750	173,568	4,212	6,983	6,300	11,921	445
Minimum unit fair value #*	$3.186297	$4.417034	$13.995822	$17.208545	$3.540235	$32.978002	$41.598566	$28.527598	$37.079566	$17.099050
Maximum unit fair value #*	$65.955523	$27.936111	$87.589466	$81.187829	$27.439128	$32.978002	$41.598566	$28.527598	$37.079566	$17.099050
Contract liability	$2,539,554	$743,239	$8,308,784	$8,906,195	$713,521	$138,901	$290,486	$179,731	$442,010	$7,602

Contracts in payout (annuitization) period:
Units owned by participants #	5,071	—	385	38	—	—	—	—	—	—
Minimum unit fair value #*	$3.832207	$—	$13.995822	$17.208545	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$3.832207	$—	$13.995822	$17.208545	$—	$—	$—	$—	$—	$—
Contract liability	$19,433	$—	$5,392	$658	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2024

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	518,993	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	455,174,939	125,106,057	945,372,831	412,937,848	20,397,118	245,365,432
class IB	—	—	—	—	42,413,637	30,347,796	84,203,992	72,513,184	2,664,092	51,796,431
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	9,286	137,864	25,411	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	9,286	137,864	25,411	518,993	497,588,576	155,453,853	1,029,576,823	485,451,032	23,061,210	297,161,863
Due from Sponsor Company	—	—	1	—	2,080	12,256	229	8,368	—	1
Receivable for fund shares sold	3	23	1	58	232,052	1,025	620,883	6,499	3,162	270,446
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	9,289	137,887	25,413	519,051	497,822,708	155,467,134	1,030,197,935	485,465,899	23,064,372	297,432,310

Liabilities:
Due to Sponsor Company	—	—	—	—	226,941	—	614,440	—	3,162	270,371
Payable for fund shares purchased	3	23	1	58	5,110	13,281	6,443	14,856	—	75
Other liabilities	—	—	—	—	—	4	4	3	—	13
Total liabilities	3	23	1	58	232,051	13,285	620,887	14,859	3,162	270,459

Net assets:
For contract liabilities	$9,286	$137,864	$25,412	$518,993	$497,590,657	$155,453,849	$1,029,577,048	$485,451,040	$23,061,210	$297,161,851

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	518,993	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	455,177,017	125,106,054	945,373,054	412,937,858	20,397,119	245,365,422
class IB	—	—	—	—	42,413,640	30,347,795	84,203,994	72,513,182	2,664,091	51,796,429
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	9,286	137,864	25,412	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$9,286	$137,864	$25,412	$518,993	$497,590,657	$155,453,849	$1,029,577,048	$485,451,040	$23,061,210	$297,161,851

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	22,477	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	15,548,128	13,189,598	17,442,160	17,809,760	1,246,768	10,898,391
class IB	—	—	—	—	1,408,623	3,228,489	1,626,816	3,132,319	185,651	2,341,611
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	562	4,957	668	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	562	4,957	668	22,477	16,956,751	16,418,087	19,068,976	20,942,079	1,432,419	13,240,002

Cost	$9,607	$144,597	$23,686	$541,485	$401,113,214	$179,432,203	$820,066,693	$435,163,818	$26,746,035	$212,522,173

Deferred contracts in the accumulation period:
Units owned by participants #	562	4,957	668	22,477	55,749,210	49,354,356	45,357,941	50,057,046	2,472,258	44,719,488
Minimum unit fair value #*	$16.523978	$27.809769	$38.054339	$23.090100	$2.269705	$1.347237	$4.165670	$3.962366	$6.931106	$3.698342
Maximum unit fair value #*	$16.523978	$27.809769	$38.054339	$23.090100	$32.735034	$16.683565	$125.185126	$47.521160	$51.289289	$64.676305
Contract liability	$9,286	$137,864	$25,412	$518,993	$482,502,695	$152,830,256	$1,007,133,663	$474,447,832	$22,617,111	$293,841,561

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	1,295,397	779,492	710,949	942,772	47,185	551,356
Minimum unit fair value #*	$—	$—	$—	$—	$2.742535	$1.837839	$5.017620	$5.664936	$8.422017	$4.494819
Maximum unit fair value #*	$—	$—	$—	$—	$32.572148	$10.973281	$125.185126	$16.280545	$9.645609	$16.321859
Contract liability	$—	$—	$—	$—	$15,087,962	$2,623,593	$22,443,385	$11,003,208	$444,099	$3,320,290

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2024

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	201,266,141	1,859	—	—
class IA	87,975,516	145,547,604	61,862,427	55,374,587	32,620,775	366,912,771	—	—	—	—
class IB	13,392,730	12,777,383	11,252,003	8,457,029	7,661,114	25,104,935	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	115,020
class III	—	—	—	—	—	—	10,443,019	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	136,163	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	101,368,246	158,324,987	73,114,430	63,831,616	40,281,889	392,017,706	211,709,160	1,859	136,163	115,020
Due from Sponsor Company	7	—	11	—	—	237	2,573	—	—	—
Receivable for fund shares sold	3,467	28,552	33,092	9,913	410	226,872	274,505	—	61	38
Other assets	—	—	—	2	3	—	3	—	—	—
Total assets	101,371,720	158,353,539	73,147,533	63,841,531	40,282,302	392,244,815	211,986,241	1,859	136,224	115,058

Liabilities:
Due to Sponsor Company	2,834	28,552	32,852	9,913	331	222,810	37,643	—	—	—
Payable for fund shares purchased	633	—	240	—	79	4,062	236,862	—	61	38
Other liabilities	6	2	5	—	—	5	—	—	—	—
Total liabilities	3,473	28,554	33,097	9,913	410	226,877	274,505	—	61	38

Net assets:
For contract liabilities	$101,368,247	$158,324,985	$73,114,436	$63,831,618	$40,281,892	$392,017,938	$211,711,736	$1,859	$136,163	$115,020

Contract Liabilities:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	201,268,718	1,859	—	—
class IA	87,975,517	145,547,604	61,862,433	55,374,590	32,620,777	366,913,009	—	—	—	—
class IB	13,392,730	12,777,381	11,252,003	8,457,028	7,661,115	25,104,929	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	115,020
class III	—	—	—	—	—	—	10,443,018	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	136,163	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$101,368,247	$158,324,985	$73,114,436	$63,831,618	$40,281,892	$392,017,938	$211,711,736	$1,859	$136,163	$115,020

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	5,971,448	80	—	—
class IA	5,742,317	5,130,335	6,094,593	3,123,214	1,122,647	3,786,087	—	—	—	—
class IB	811,681	482,530	1,081,923	578,852	282,802	249,999	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	2,433
class III	—	—	—	—	—	—	301,909	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	4,744	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	6,553,998	5,612,865	7,176,516	3,702,066	1,405,449	4,036,086	6,273,357	80	4,744	2,433

Cost	$83,443,999	$168,981,575	$70,933,332	$67,338,329	$37,230,017	$230,390,959	$155,592,593	$1,214	$130,411	$113,599

Deferred contracts in the accumulation period:
Units owned by participants #	28,658,809	12,223,228	46,622,395	9,117,117	7,553,337	28,444,805	9,646,996	326	4,744	2,433
Minimum unit fair value #*	$1.550655	$4.412341	$0.521043	$2.424444	$3.788604	$2.640161	$19.739360	$5.706956	$28.701550	$47.267538
Maximum unit fair value #*	$23.539859	$50.303119	$10.464945	$43.368938	$50.644135	$84.907371	$23.856328	$5.706956	$28.701550	$47.267538
Contract liability	$99,336,271	$156,026,332	$71,535,531	$62,978,908	$39,821,036	$380,836,724	$205,762,752	$1,859	$136,163	$115,020

Contracts in payout (annuitization) period:
Units owned by participants #	507,004	170,120	903,246	108,954	94,963	637,710	277,983	—	—	—
Minimum unit fair value #*	$1.826078	$5.362849	$0.670554	$2.855478	$4.578439	$3.109404	$21.298718	$—	$—	$—
Maximum unit fair value #*	$5.202919	$14.902780	$3.502546	$8.565188	$5.162464	$81.554624	$23.856328	$—	$—	$—
Contract liability	$2,031,976	$2,298,653	$1,578,905	$852,710	$460,856	$11,181,214	$5,948,984	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2024

	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$5,389,770	$2,455,929	$4,536,159	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	191,648	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	49,703	—	—	—	—	—
class II	—	—	—	—	—	—	9,391,969	99,339	725,344	361,564
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	297,132	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	5,389,770	2,455,929	4,536,159	297,132	49,703	191,648	9,391,969	99,339	725,344	361,564
Due from Sponsor Company	—	—	—	—	—	1	—	—	—	—
Receivable for fund shares sold	427	131	4,050	51	24	29	380	18	32	17
Other assets	2	1	—	—	—	—	—	—	3	—
Total assets	5,390,199	2,456,061	4,540,209	297,183	49,727	191,678	9,392,349	99,357	725,379	361,581

Liabilities:
Due to Sponsor Company	427	131	4,050	—	—	—	380	—	32	17
Payable for fund shares purchased	—	—	—	51	24	29	—	18	—	—
Other liabilities	—	—	1	—	—	—	—	—	—	1
Total liabilities	427	131	4,051	51	24	29	380	18	32	18

Net assets:
For contract liabilities	$5,389,772	$2,455,930	$4,536,158	$297,132	$49,703	$191,649	$9,391,969	$99,339	$725,347	$361,563

Contract Liabilities:
class 1	$5,389,772	$2,455,930	$4,536,158	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	191,649	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	49,703	—	—	—	—	—
class II	—	—	—	—	—	—	9,391,969	99,339	725,347	361,563
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	297,132	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$5,389,772	$2,455,930	$4,536,158	$297,132	$49,703	$191,649	$9,391,969	$99,339	$725,347	$361,563

Shares:
class 1	119,006	386,760	80,786	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	12,620	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	1,906	—	—	—	—	—
class II	—	—	—	—	—	—	499,573	3,640	4,179	6,160
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	9,410	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	119,006	386,760	80,786	9,410	1,906	12,620	499,573	3,640	4,179	6,160

Cost	$2,361,411	$2,965,998	$1,693,312	$280,167	$46,918	$214,916	$8,222,025	$113,008	$223,236	$164,448

Deferred contracts in the accumulation period:
Units owned by participants #	205,337	176,196	142,460	9,410	1,906	12,620	1,992,611	3,640	161,055	66,039
Minimum unit fair value #*	$23.143221	$12.701616	$28.633569	$31.577014	$26.081304	$15.186080	$4.088217	$27.287637	$4.098850	$3.246170
Maximum unit fair value #*	$26.531880	$14.289612	$32.788328	$31.577014	$26.081304	$15.186080	$5.004169	$27.287637	$5.784401	$40.166538
Contract liability	$5,222,419	$2,420,077	$4,453,254	$297,132	$49,703	$191,649	$9,357,456	$99,339	$725,347	$361,563

Contracts in payout (annuitization) period:
Units owned by participants #	6,362	2,542	2,564	—	—	—	7,265	—	—	—
Minimum unit fair value #*	$25.993649	$14.039364	$32.213963	$—	$—	$—	$4.723196	$—	$—	$—
Maximum unit fair value #*	$26.531880	$14.289612	$32.788328	$—	$—	$—	$4.908717	$—	$—	$—
Contract liability	$167,353	$35,853	$82,904	$—	$—	$—	$34,513	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2024

	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund	AST International Equity Portfolio	PSF PGIM Jennison Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$1,326,139	$2,584,060	$30,243,052	$—	$9,584,892	$38,261	$—
class 2	—	—	—	3,415	—	—	3,275,684	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	100,100
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	38,785	—	—	—	—	—	—	—	—	—
class S1	—	—	1,425,773	—	—	—	—	—	—	—
class S2	—	63,471	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	38,785	63,471	1,425,773	1,329,554	2,584,060	30,243,052	3,275,684	9,584,892	38,261	100,100
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	26	13	55	53	97	5,550	172	1,590	2	4
Other assets	—	—	—	—	2	—	1	1	—	1
Total assets	38,811	63,484	1,425,828	1,329,607	2,584,159	30,248,602	3,275,857	9,586,483	38,263	100,105

Liabilities:
Due to Sponsor Company	—	—	55	53	97	5,550	172	1,590	2	4
Payable for fund shares purchased	26	13	—	—	—	—	—	—	—	—
Other liabilities	—	—	2	—	—	1	—	—	1	—
Total liabilities	26	13	57	53	97	5,551	172	1,590	3	4

Net assets:
For contract liabilities	$38,785	$63,471	$1,425,771	$1,329,554	$2,584,062	$30,243,051	$3,275,685	$9,584,893	$38,260	$100,101

Contract Liabilities:
class 1	$—	$—	$—	$1,326,139	$2,584,062	$30,243,051	$—	$9,584,893	$38,260	$—
class 2	—	—	—	3,415	—	—	3,275,685	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	100,101
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	38,785	—	—	—	—	—	—	—	—	—
class S1	—	—	1,425,771	—	—	—	—	—	—	—
class S2	—	63,471	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$38,785	$63,471	$1,425,771	$1,329,554	$2,584,062	$30,243,051	$3,275,685	$9,584,893	$38,260	$100,101

Shares:
class 1	—	—	—	132,747	96,312	617,709	—	133,774	1,424	—
class 2	—	—	—	366	—	—	250,435	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	845
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	1,544	—	—	—	—	—	—	—	—	—
class S1	—	—	17,927	—	—	—	—	—	—	—
class S2	—	1,826	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	1,544	1,826	17,927	133,113	96,312	617,709	250,435	133,774	1,424	845

Cost	$36,979	$59,425	$954,544	$1,305,266	$2,297,052	$8,726,265	$3,214,153	$3,281,258	$32,136	$78,633

Deferred contracts in the accumulation period:
Units owned by participants #	1,544	1,826	29,694	35,967	61,388	840,788	230,834	301,855	3,449	6,550
Minimum unit fair value #*	$25.122878	$34.756610	$43.007629	$4.622925	$36.154257	$32.912415	$12.926131	$28.507087	$11.061440	$14.066980
Maximum unit fair value #*	$25.122878	$34.756610	$48.583262	$39.230222	$43.286401	$35.931856	$14.299507	$31.534887	$11.093246	$14.157448
Contract liability	$38,785	$63,471	$1,421,836	$1,323,535	$2,575,328	$29,985,448	$3,225,319	$9,388,621	$38,260	$92,302

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	81	160	209	7,185	3,552	6,241	—	552
Minimum unit fair value #*	$—	$—	$48.583262	$37.566122	$41.588821	$35.461900	$14.112403	$31.122458	$—	$14.124497
Maximum unit fair value #*	$—	$—	$48.583262	$37.566122	$43.286401	$35.931856	$14.299507	$31.534887	$—	$14.124497
Contract liability	$—	$—	$3,935	$6,019	$8,734	$257,603	$50,366	$196,272	$—	$7,799

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) American Century VP Capital Appreciation Fund Merged into LVIP American Century Capital Appreciation Fund. Change effective April 26, 2024. The preceding Fund is not presented in these financial statements.
(2) Funded as of July 26, 2024.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2024

	LVIP American Century Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$1,312	$16,958	$23,228	$94,819	$2,405,076	$14,953	$1,550	$15,228	$76,906

Expenses:
Administrative charges	—	—	—	—	(289)	—	—	—	—	—
Mortality and expense risk charges	(27,057)	(705)	(31,549)	(18,283)	(20,059)	(687,701)	(16,677)	(6,034)	(11,112)	(52,045)
Total expenses	(27,057)	(705)	(31,549)	(18,283)	(20,348)	(687,701)	(16,677)	(6,034)	(11,112)	(52,045)
Net investment income (loss)	(27,057)	607	(14,591)	4,945	74,471	1,717,375	(1,724)	(4,484)	4,116	24,861

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	54,163	(1,534)	23,456	(21,199)	(24,257)	—	12,417	24,677	52,132	(66,707)
Net realized gain distributions	136,633	—	203,655	—	—	—	42,073	11,227	15,690	—
Change in unrealized appreciation (depreciation) during the period	300,597	3,339	293,455	(15,010)	40,827	—	72,128	96,672	79,433	713,063
Net gain (loss) on investments	491,393	1,805	520,566	(36,209)	16,570	—	126,618	132,576	147,255	646,356
Net increase (decrease) in net assets resulting from operations	$464,336	$2,412	$505,975	$(31,264)	$91,041	$1,717,375	$124,894	$128,092	$151,371	$671,217

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$18,101	$70	$16,221	$12,437	$3,664	$5,880	$6,224	$9,589	$262

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(38,721)	(8,828)	(101,104)	(112,738)	(9,251)	(1,765)	(3,609)	(3,428)	(3,741)	(95)
Total expenses	(38,721)	(8,828)	(101,104)	(112,738)	(9,251)	(1,765)	(3,609)	(3,428)	(3,741)	(95)
Net investment income (loss)	(38,721)	9,273	(101,034)	(96,517)	3,186	1,899	2,271	2,796	5,848	167

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	15,682	10,698	681,201	1,106,892	45,246	(3,265)	69	(17,487)	11,895	(1)
Net realized gain distributions	116,541	4,837	1,768,290	1,008,712	33,942	3,885	632	8,960	849	5
Change in unrealized appreciation (depreciation) during the period	349,621	28,870	(236,622)	545,533	(39,540)	5,241	18,398	22,946	(1,776)	43
Net gain (loss) on investments	481,844	44,405	2,212,869	2,661,137	39,648	5,861	19,099	14,419	10,968	47
Net increase (decrease) in net assets resulting from operations	$443,123	$53,678	$2,111,835	$2,564,620	$42,834	$7,760	$21,370	$17,215	$16,816	$214

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$314	$3,130	$406	$30,246	$9,670,153	$5,765,064	$7,514,831	$9,189,384	$23,028	$1,596,837

Expenses:
Administrative charges	—	—	—	—	(4,592)	(6,530)	(17,086)	(12,968)	—	—
Mortality and expense risk charges	(24)	(1,715)	(311)	(7,267)	(6,885,253)	(2,393,896)	(13,418,469)	(7,193,884)	(373,854)	(4,385,640)
Total expenses	(24)	(1,715)	(311)	(7,267)	(6,889,845)	(2,400,426)	(13,435,555)	(7,206,852)	(373,854)	(4,385,640)
Net investment income (loss)	290	1,415	95	22,979	2,780,308	3,364,638	(5,920,724)	1,982,532	(350,826)	(2,788,803)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	(183)	16	(4,924)	19,220,668	(3,782,540)	24,373,595	11,021,679	(319,208)	13,951,349
Net realized gain distributions	—	—	—	2,478	33,960,208	—	41,727,642	33,515,014	168,145	12,541,721
Change in unrealized appreciation (depreciation) during the period	(321)	8,138	2,053	14,160	(7,491,103)	1,792,551	120,007,725	6,882,472	414,795	38,081,172
Net gain (loss) on investments	(321)	7,955	2,069	11,714	45,689,773	(1,989,989)	186,108,962	51,419,165	263,732	64,574,242
Net increase (decrease) in net assets resulting from operations	$(31)	$9,370	$2,164	$34,693	$48,470,081	$1,374,649	$180,188,238	$53,401,697	$(87,094)	$61,785,439

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Investment income:
Dividends	$1,585,164	$—	$3,242,883	$—	$106,440	$6,303,303	$2,570,093	$—	$4,293	$1,954

Expenses:
Administrative charges	(3,099)	—	(1,727)	(1,399)	—	(3,848)	—	—	—	—
Mortality and expense risk charges	(1,489,850)	(2,229,023)	(1,094,432)	(872,338)	(636,581)	(5,261,326)	(2,602,941)	(25)	(2,144)	(1,714)
Total expenses	(1,492,949)	(2,229,023)	(1,096,159)	(873,737)	(636,581)	(5,265,174)	(2,602,941)	(25)	(2,144)	(1,714)
Net investment income (loss)	92,215	(2,229,023)	2,146,724	(873,737)	(530,141)	1,038,129	(32,848)	(25)	2,149	240

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,821,717	(2,092,599)	454,042	(955,912)	294,316	25,185,717	6,828,307	154	(23,638)	2,143
Net realized gain distributions	—	3,874,273	—	—	—	11,958,159	8,660,162	145	—	4,772
Change in unrealized appreciation (depreciation) during the period	4,373,640	8,281,532	153,500	8,231,082	4,666,415	(8,466,280)	26,372,212	238	45,041	6,181
Net gain (loss) on investments	7,195,357	10,063,206	607,542	7,275,170	4,960,731	28,677,596	41,860,681	537	21,403	13,096
Net increase (decrease) in net assets resulting from operations	$7,287,572	$7,834,183	$2,754,266	$6,401,433	$4,430,590	$29,715,725	$41,827,833	$512	$23,552	$13,336

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$141,454	$—	$—	$688	$6,273	$40,888	$1,755	$—

Expenses:
Administrative charges	—	—	(542)	(1,057)	—	—	—	—	—	—
Mortality and expense risk charges	(1,470)	(82,998)	(38,723)	(75,158)	(4,069)	(620)	(2,772)	(144,069)	(1,220)	(10,255)
Total expenses	(1,470)	(82,998)	(39,265)	(76,215)	(4,069)	(620)	(2,772)	(144,069)	(1,220)	(10,255)
Net investment income (loss)	(1,470)	(82,998)	102,189	(76,215)	(4,069)	68	3,501	(103,181)	535	(10,255)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(22,827)	544,111	(72,588)	648,899	9,119	(790)	(12,961)	214,180	(3,890)	180,380
Net realized gain distributions	—	—	—	—	17,620	3,337	—	469,148	6,129	—
Change in unrealized appreciation (depreciation) during the period	57,752	214,552	74,069	321,378	25,673	(549)	12,627	1,237,226	6,781	(1,902)
Net gain (loss) on investments	34,925	758,663	1,481	970,277	52,412	1,998	(334)	1,920,554	9,020	178,478
Net increase (decrease) in net assets resulting from operations	$33,455	$675,665	$103,670	$894,062	$48,343	$2,066	$3,167	$1,817,373	$9,555	$168,223

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	PSF PGIM Jennison Value Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$450	$943	$—	$182	$34,395	$—	$6,887	$—	$144,749

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(5,756)	(1,138)	(1,041)	(20,720)	(267)	(7,987)	(18,700)	(35,986)	(386,591)	(52,415)
Total expenses	(5,756)	(1,138)	(1,041)	(20,720)	(267)	(7,987)	(18,700)	(35,986)	(386,591)	(52,415)
Net investment income (loss)	(5,756)	(688)	(98)	(20,720)	(85)	26,408	(18,700)	(29,099)	(386,591)	92,334

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	15,585	8,873	6,266	71,892	3,341	(746,670)	(3,259)	17,424	2,589,668	21,474
Net realized gain distributions	—	1,520	4,424	—	1,533	—	—	249,752	—	—
Change in unrealized appreciation (depreciation) during the period	42,659	(6,712)	1,331	353,642	(3,422)	734,014	222,688	87,226	5,178,397	(53,453)
Net gain (loss) on investments	58,244	3,681	12,021	425,534	1,452	(12,656)	219,429	354,402	7,768,065	(31,979)
Net increase (decrease) in net assets resulting from operations	$52,488	$2,993	$11,923	$404,814	$1,367	$13,752	$200,729	$325,303	$7,381,474	$60,355

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2024

	CTIVP® - Principal Blue Chip Growth Fund	AST International Equity Portfolio	PSF PGIM Jennison Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$—

Expenses:
Administrative charges	—	—	—
Mortality and expense risk charges	(140,268)	(566)	(1,486)
Total expenses	(140,268)	(566)	(1,486)
Net investment income (loss)	(140,268)	(566)	(1,486)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,302,429	98	956
Net realized gain distributions	—	—	—
Change in unrealized appreciation (depreciation) during the period	640,511	1,919	19,216
Net gain (loss) on investments	1,942,940	2,017	20,172
Net increase (decrease) in net assets resulting from operations	$1,802,672	$1,451	$18,686

The accompanying notes are an integral part of these financial statements.

(1) American Century VP Capital Appreciation Fund Merged into LVIP American Century Capital Appreciation Fund. Change effective April 26, 2024. The preceding Fund is not presented in these financial statements.
(2) Funded as of July 26, 2024.
(3) Liquidated as of December 4, 2024.
(4) Not funded as of December 31,2024.
(5) Liquidated as of April 30, 2024.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2024

	LVIP American Century Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(27,057)	$607	$(14,591)	$4,945	$74,471	$1,717,375	$(1,724)	$(4,484)	$4,116	$24,861
Net realized gain (loss) on security transactions	54,163	(1,534)	23,456	(21,199)	(24,257)	—	12,417	24,677	52,132	(66,707)
Net realized gain distributions	136,633	—	203,655	—	—	—	42,073	11,227	15,690	—
Change in unrealized appreciation (depreciation) during the period	300,597	3,339	293,455	(15,010)	40,827	—	72,128	96,672	79,433	713,063
Net increase (decrease) in net assets resulting from operations	464,336	2,412	505,975	(31,264)	91,041	1,717,375	124,894	128,092	151,371	671,217

Unit transactions:
Purchases	13,088	—	97,771	12,710	6,557	182,143	—	—	2,327	10,389
Net transfers	(77,873)	(2,183)	71,106	333,790	439,225	12,890,920	(11,600)	(8,437)	9,827	37,944
Surrenders for benefit payments and fees	(420,004)	(8,771)	(31,065)	(145,070)	(110,086)	(15,279,223)	(94,968)	(97,461)	(191,504)	(183,140)
Other transactions	751	—	15	—	—	4,515	—	—	—	—
Death benefits	—	—	(182,122)	(9,524)	(43,198)	(5,276,940)	(17,374)	—	—	(186,725)
Net annuity transactions	—	—	(3,196)	(252)	(2,887)	(154,780)	(2,710)	—	(9,209)	(9,225)
Net increase (decrease) in net assets resulting from unit transactions	(484,038)	(10,954)	(47,491)	191,654	289,611	(7,633,365)	(126,652)	(105,898)	(188,559)	(330,757)
Net increase (decrease) in net assets	(19,702)	(8,542)	458,484	160,390	380,652	(5,915,990)	(1,758)	22,194	(37,188)	340,460

Net assets:
Beginning of period	2,237,653	57,544	2,117,711	852,715	1,340,385	54,152,379	1,130,477	457,478	923,850	3,180,341
End of period	$2,217,951	$49,002	$2,576,195	$1,013,105	$1,721,037	$48,236,389	$1,128,719	$479,672	$886,662	$3,520,801

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(38,721)	$9,273	$(101,034)	$(96,517)	$3,186	$1,899	$2,271	$2,796	$5,848	$167
Net realized gain (loss) on security transactions	15,682	10,698	681,201	1,106,892	45,246	(3,265)	69	(17,487)	11,895	(1)
Net realized gain distributions	116,541	4,837	1,768,290	1,008,712	33,942	3,885	632	8,960	849	5
Change in unrealized appreciation (depreciation) during the period	349,621	28,870	(236,622)	545,533	(39,540)	5,241	18,398	22,946	(1,776)	43
Net increase (decrease) in net assets resulting from operations	443,123	53,678	2,111,835	2,564,620	42,834	7,760	21,370	17,215	16,816	214

Unit transactions:
Purchases	—	2,981	14,805	24,889	9,340	—	—	—	—	—
Net transfers	102,480	61,927	(284,257)	34,834	67,149	(29,594)	29,594	—	226,062	—
Surrenders for benefit payments and fees	(124,822)	(123,308)	(1,315,233)	(2,221,552)	(186,707)	(2,737)	(10,960)	(145,356)	(109,605)	—
Other transactions	30	519	434	756	515	—	—	—	—	—
Death benefits	(105,269)	—	—	—	—	—	—	—	—	—
Net annuity transactions	(5,505)	—	(1,423)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(133,086)	(57,881)	(1,585,674)	(2,161,073)	(109,703)	(32,331)	18,634	(145,356)	116,457	—
Net increase (decrease) in net assets	310,037	(4,203)	526,161	403,547	(66,869)	(24,571)	40,004	(128,141)	133,273	214

Net assets:
Beginning of period	2,248,950	747,442	7,788,015	8,503,306	780,390	163,472	250,482	307,872	308,737	7,388
End of period	$2,558,987	$743,239	$8,314,176	$8,906,853	$713,521	$138,901	$290,486	$179,731	$442,010	$7,602

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$290	$1,415	$95	$22,979	$2,780,308	$3,364,638	$(5,920,724)	$1,982,532	$(350,826)	$(2,788,803)
Net realized gain (loss) on security transactions	—	(183)	16	(4,924)	19,220,668	(3,782,540)	24,373,595	11,021,679	(319,208)	13,951,349
Net realized gain distributions	—	—	—	2,478	33,960,208	—	41,727,642	33,515,014	168,145	12,541,721
Change in unrealized appreciation (depreciation) during the period	(321)	8,138	2,053	14,160	(7,491,103)	1,792,551	120,007,725	6,882,472	414,795	38,081,172
Net increase (decrease) in net assets resulting from operations	(31)	9,370	2,164	34,693	48,470,081	1,374,649	180,188,238	53,401,697	(87,094)	61,785,439

Unit transactions:
Purchases	—	—	—	72	4,362,168	1,027,239	4,644,293	3,463,615	58,937	1,918,882
Net transfers	9,384	(310)	—	38,890	(2,037,482)	3,795,324	(7,292,488)	(6,619,703)	(101,189)	(5,930,280)
Surrenders for benefit payments and fees	(67)	(44)	—	(130,721)	(49,661,938)	(15,803,392)	(89,929,509)	(47,509,815)	(2,328,794)	(27,453,190)
Other transactions	—	—	—	—	13,984	575	2,632	14,825	274	(949)
Death benefits	—	—	—	—	(26,201,432)	(6,672,681)	(25,516,219)	(16,585,740)	(547,568)	(7,848,366)
Net annuity transactions	—	—	—	—	(2,018,743)	(248,625)	(1,544,666)	(1,137,717)	38,653	(411,592)
Net increase (decrease) in net assets resulting from unit transactions	9,317	(354)	—	(91,759)	(75,543,443)	(17,901,560)	(119,635,957)	(68,374,535)	(2,879,687)	(39,725,495)
Net increase (decrease) in net assets	9,286	9,016	2,164	(57,066)	(27,073,362)	(16,526,911)	60,552,281	(14,972,838)	(2,966,781)	22,059,944

Net assets:
Beginning of period	—	128,848	23,248	576,059	524,664,019	171,980,760	969,024,767	500,423,878	26,027,991	275,101,907
End of period	$9,286	$137,864	$25,412	$518,993	$497,590,657	$155,453,849	$1,029,577,048	$485,451,040	$23,061,210	$297,161,851

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Operations:
Net investment income (loss)	$92,215	$(2,229,023)	$2,146,724	$(873,737)	$(530,141)	$1,038,129	$(32,848)	$(25)	$2,149	$240
Net realized gain (loss) on security transactions	2,821,717	(2,092,599)	454,042	(955,912)	294,316	25,185,717	6,828,307	154	(23,638)	2,143
Net realized gain distributions	—	3,874,273	—	—	—	11,958,159	8,660,162	145	—	4,772
Change in unrealized appreciation (depreciation) during the period	4,373,640	8,281,532	153,500	8,231,082	4,666,415	(8,466,280)	26,372,212	238	45,041	6,181
Net increase (decrease) in net assets resulting from operations	7,287,572	7,834,183	2,754,266	6,401,433	4,430,590	29,715,725	41,827,833	512	23,552	13,336

Unit transactions:
Purchases	588,401	653,546	503,215	134,954	219,650	1,418,133	1,107,030	—	3,126	—
Net transfers	(795,911)	(4,542,289)	2,439,798	(734,417)	(302,051)	(2,588,940)	8,604,606	(350)	(180,081)	12,567
Surrenders for benefit payments and fees	(9,014,197)	(12,607,054)	(8,368,563)	(4,759,607)	(4,025,911)	(37,324,843)	(17,622,991)	(2)	(27,504)	(36,328)
Other transactions	1,018	(3,200)	783	(861)	1,314	1,039	1,916	—	—	—
Death benefits	(2,811,047)	(3,605,868)	(2,792,296)	(1,437,913)	(755,009)	(10,679,050)	(4,189,847)	—	—	—
Net annuity transactions	(180,811)	(133,086)	(284,958)	58,366	(51,403)	(1,787,147)	(220,167)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(12,212,547)	(20,237,951)	(8,502,021)	(6,739,478)	(4,913,410)	(50,960,808)	(12,319,453)	(352)	(204,459)	(23,761)
Net increase (decrease) in net assets	(4,924,975)	(12,403,768)	(5,747,755)	(338,045)	(482,820)	(21,245,083)	29,508,380	160	(180,907)	(10,425)

Net assets:
Beginning of period	106,293,222	170,728,753	78,862,191	64,169,663	40,764,712	413,263,021	182,203,356	1,699	180,907	146,588
End of period	$101,368,247	$158,324,985	$73,114,436	$63,831,618	$40,281,892	$392,017,938	$211,711,736	$1,859	$—	$136,163

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,470)	$(82,998)	$102,189	$(76,215)	$(4,069)	$68	$3,501	$(103,181)	$535	$(10,255)
Net realized gain (loss) on security transactions	(22,827)	544,111	(72,588)	648,899	9,119	(790)	(12,961)	214,180	(3,890)	180,380
Net realized gain distributions	—	—	—	—	17,620	3,337	—	469,148	6,129	—
Change in unrealized appreciation (depreciation) during the period	57,752	214,552	74,069	321,378	25,673	(549)	12,627	1,237,226	6,781	(1,902)
Net increase (decrease) in net assets resulting from operations	33,455	675,665	103,670	894,062	48,343	2,066	3,167	1,817,373	9,555	168,223

Unit transactions:
Purchases	324	107,405	210	9,983	3,024	324	5,472	5,756	2,318	—
Net transfers	(1,204)	62,825	46,405	(503,156)	(34,610)	16,564	(13,133)	(199,116)	5,547	—
Surrenders for benefit payments and fees	(58,374)	(356,647)	(160,189)	(373,269)	(93,911)	(13,111)	(85,961)	(764,042)	(21,805)	(52,829)
Other transactions	—	(5)	—	(1)	—	—	—	19	—	(1)
Death benefits	—	(404,226)	(74,053)	(269,509)	—	—	—	(848,197)	—	(1,938)
Net annuity transactions	—	(28,100)	(7,292)	(20,325)	—	—	—	4,521	—	—
Net increase (decrease) in net assets resulting from unit transactions	(59,254)	(618,748)	(194,919)	(1,156,277)	(125,497)	3,777	(93,622)	(1,801,059)	(13,940)	(54,768)
Net increase (decrease) in net assets	(25,799)	56,917	(91,249)	(262,215)	(77,154)	5,843	(90,455)	16,314	(4,385)	113,455

Net assets:
Beginning of period	140,819	5,332,855	2,547,179	4,798,373	374,286	43,860	282,104	9,375,655	103,724	611,892
End of period	$115,020	$5,389,772	$2,455,930	$4,536,158	$297,132	$49,703	$191,649	$9,391,969	$99,339	$725,347

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	PSF PGIM Jennison Value Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(5,756)	$(688)	$(98)	$(20,720)	$(85)	$26,408	$(18,700)	$(29,099)	$(386,591)	$92,334
Net realized gain (loss) on security transactions	15,585	8,873	6,266	71,892	3,341	(746,670)	(3,259)	17,424	2,589,668	21,474
Net realized gain distributions	—	1,520	4,424	—	1,533	—	—	249,752	—	—
Change in unrealized appreciation (depreciation) during the period	42,659	(6,712)	1,331	353,642	(3,422)	734,014	222,688	87,226	5,178,397	(53,453)
Net increase (decrease) in net assets resulting from operations	52,488	2,993	11,923	404,814	1,367	13,752	200,729	325,303	7,381,474	60,355

Unit transactions:
Purchases	—	—	—	—	—	—	—	8	94,659	73,390
Net transfers	61,982	(627)	(420)	(31,126)	—	(1,632,110)	(7,030)	(106,631)	(269,362)	(157,212)
Surrenders for benefit payments and fees	(13,256)	(81,368)	(61,717)	(58,823)	(23,864)	(27,127)	(30,529)	(124,369)	(1,718,377)	(238,679)
Other transactions	(2)	—	—	(14)	—	3	19	7	(4)	12
Death benefits	(6,691)	—	—	(22,957)	—	(18,910)	(7,105)	(43,910)	(1,189,887)	(145,031)
Net annuity transactions	—	—	—	(834)	—	(55,322)	(432)	(15,328)	(26,837)	(9,346)
Net increase (decrease) in net assets resulting from unit transactions	42,033	(81,995)	(62,137)	(113,754)	(23,864)	(1,733,466)	(45,077)	(290,223)	(3,109,808)	(476,866)
Net increase (decrease) in net assets	94,521	(79,002)	(50,214)	291,060	(22,497)	(1,719,714)	155,652	35,080	4,271,666	(416,511)

Net assets:
Beginning of period	267,042	117,787	113,685	1,134,711	22,497	1,719,714	1,173,902	2,548,982	25,971,385	3,692,196
End of period	$361,563	$38,785	$63,471	$1,425,771	$—	$—	$1,329,554	$2,584,062	$30,243,051	$3,275,685

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2024

	CTIVP® - Principal Blue Chip Growth Fund	AST International Equity Portfolio	PSF PGIM Jennison Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(140,268)	$(566)	$(1,486)
Net realized gain (loss) on security transactions	1,302,429	98	956
Net realized gain distributions	—	—	—
Change in unrealized appreciation (depreciation) during the period	640,511	1,919	19,216
Net increase (decrease) in net assets resulting from operations	1,802,672	1,451	18,686

Unit transactions:
Purchases	160,425	—	—
Net transfers	(288,140)	—	20,797
Surrenders for benefit payments and fees	(780,951)	(2)	(1,263)
Other transactions	18	(1)	(2)
Death benefits	(1,026,630)	—	4,160
Net annuity transactions	6,318	—	(2,831)
Net increase (decrease) in net assets resulting from unit transactions	(1,928,960)	(3)	20,861
Net increase (decrease) in net assets	(126,288)	1,448	39,547

Net assets:
Beginning of period	9,711,181	36,812	60,554
End of period	$9,584,893	$38,260	$100,101

The accompanying notes are an integral part of these financial statements.

(1) American Century VP Capital Appreciation Fund Merged into LVIP American Century Capital Appreciation Fund. Change effective April 26, 2024. The preceding Fund is not presented in these financial statements.
(2) Funded as of July 26, 2024.
(3) Liquidated as of December 4, 2024.
(4) Not funded as of December 31,2024.
(5) Liquidated as of April 30, 2024.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2023

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(27,139)	$(324)	$(14,619)	$(6,511)	$42,222	$1,811,322	$(1,734)	$(3,589)	$3,649	$(46,248)
Net realized gain (loss) on security transactions	(49,750)	(1,473)	19,391	(14,160)	(50,341)	—	419	(6,987)	10,189	(109,410)
Net realized gain distributions	3,517	—	46,895	—	—	—	90,680	21,157	3,472	—
Change in unrealized appreciation (depreciation) during the period	464,262	8,794	363,355	37,971	91,425	—	19,112	112,837	113,189	808,495
Net increase (decrease) in net assets resulting from operations	390,890	6,997	415,022	17,300	83,306	1,811,322	108,477	123,418	130,499	652,837

Unit transactions:
Purchases	31,461	—	4,560	7,493	60	328,594	—	—	9,024	7,747
Net transfers	(145,056)	2,145	48,003	570,940	457,316	13,674,307	(21,353)	43,317	(4,233)	(8,716)
Surrenders for benefit payments and fees	(298,497)	(4,957)	(86,461)	(149,862)	(107,110)	(14,365,320)	(79,598)	(65,774)	(66,703)	(161,429)
Other transactions	—	—	124	1	111	5,924	1,977	—	—	251
Death benefits	—	—	(20,379)	(8,679)	(3,875)	(1,789,394)	(19,071)	—	—	(33,348)
Net annuity transactions	—	—	(13,564)	2,098	(2,894)	505,648	(7,334)	—	(10,078)	(8,759)
Net increase (decrease) in net assets resulting from unit transactions	(412,092)	(2,812)	(67,717)	421,991	343,608	(1,640,241)	(125,379)	(22,457)	(71,990)	(204,254)
Net increase (decrease) in net assets	(21,202)	4,185	347,305	439,291	426,914	171,081	(16,902)	100,961	58,509	448,583

Net assets:
Beginning of period	2,258,855	53,359	1,770,406	413,424	913,471	53,981,298	1,147,379	356,517	865,341	2,731,758
End of period	$2,237,653	$57,544	$2,117,711	$852,715	$1,340,385	$54,152,379	$1,130,477	$457,478	$923,850	$3,180,341

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(30,088)	$8,714	$(75,867)	$(59,451)	$(774)	$2,720	$2,404	$6,402	$4,086	$200
Net realized gain (loss) on security transactions	(57,690)	(3,954)	227,310	353,045	51,366	(609)	(781)	(1,253)	4,141	(3)
Net realized gain distributions	195,209	7,745	329,595	278,180	1,929	1,082	—	5,705	—	—
Change in unrealized appreciation (depreciation) during the period	429,558	67,772	1,618,480	1,625,118	76,044	12,903	26,008	15,364	32,540	243
Net increase (decrease) in net assets resulting from operations	536,989	80,277	2,099,518	2,196,892	128,565	16,096	27,631	26,218	40,767	440

Unit transactions:
Purchases	—	4,343	33,318	61,404	15,443	—	—	—	—	—
Net transfers	59,389	49,170	208,300	(8,695)	90,098	—	17,065	—	—	—
Surrenders for benefit payments and fees	(73,643)	(109,691)	(756,782)	(934,043)	(48,583)	(2,460)	(5,938)	(2,370)	(94,671)	(5)
Other transactions	—	—	—	—	—	—	—	—	—	—
Death benefits	(26,723)	—	—	—	—	—	—	—	—	—
Net annuity transactions	(3,207)	—	(1,069)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(44,184)	(56,178)	(516,233)	(881,334)	56,958	(2,460)	11,127	(2,370)	(94,671)	(5)
Net increase (decrease) in net assets	492,805	24,099	1,583,285	1,315,558	185,523	13,636	38,758	23,848	(53,904)	435

Net assets:
Beginning of period	1,756,145	723,343	6,204,730	7,187,748	594,867	149,836	211,724	284,024	362,641	6,953
End of period	$2,248,950	$747,442	$7,788,015	$8,503,306	$780,390	$163,472	$250,482	$307,872	$308,737	$7,388

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,491	$144	$23,552	$2,428,169	$3,282,641	$(4,642,681)	$341,145	$(256,356)	$(1,877,023)	$(288,585)
Net realized gain (loss) on security transactions	(259)	(22)	(7,181)	11,441,939	(4,631,992)	1,115,491	5,076,840	(744,287)	3,443,637	1,285,070
Net realized gain distributions	—	—	37,592	14,664,111	—	15,898,874	42,599,929	348,717	1,718,363	—
Change in unrealized appreciation (depreciation) during the period	11,804	2,756	(12,445)	35,909,053	10,334,671	146,070,843	9,888,332	1,242,504	43,648,141	9,345,708
Net increase (decrease) in net assets resulting from operations	13,036	2,878	41,518	64,443,272	8,985,320	158,442,527	57,906,246	590,578	46,933,118	10,342,193

Unit transactions:
Purchases	—	—	94	2,436,815	536,438	3,831,823	2,670,057	83,862	596,343	462,847
Net transfers	—	—	(33,851)	(2,002,126)	4,716,870	(7,710,926)	(4,940,928)	(101,564)	(3,413,192)	(2,057,107)
Surrenders for benefit payments and fees	(19)	—	(59,150)	(41,501,790)	(13,775,050)	(76,676,666)	(39,968,382)	(1,965,896)	(18,709,242)	(8,295,873)
Other transactions	—	4	—	2,818	2,886	31,255	6,990	(3)	7,667	3,981
Death benefits	—	—	—	(19,392,759)	(6,222,529)	(22,768,370)	(15,968,245)	(719,061)	(5,418,835)	(2,650,639)
Net annuity transactions	—	—	—	(3,500,306)	(975,255)	(2,979,027)	(1,855,135)	(83,344)	(914,338)	(120,802)
Net increase (decrease) in net assets resulting from unit transactions	(19)	4	(92,907)	(63,957,348)	(15,716,640)	(106,271,911)	(60,055,643)	(2,786,006)	(27,851,597)	(12,657,593)
Net increase (decrease) in net assets	13,017	2,882	(51,389)	485,924	(6,731,320)	52,170,616	(2,149,397)	(2,195,428)	19,081,521	(2,315,400)

Net assets:
Beginning of period	115,831	20,366	627,448	524,178,095	178,712,080	916,854,151	502,573,275	28,223,419	256,020,386	108,608,622
End of period	$128,848	$23,248	$576,059	$524,664,019	$171,980,760	$969,024,767	$500,423,878	$26,027,991	$275,101,907	$106,293,222

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,180,592)	$(158,913)	$(825,615)	$(606,369)	$(32,813)	$138,540	$(22)	$1,013	$687	$(2,655)
Net realized gain (loss) on security transactions	(3,421,610)	129,405	(2,297,394)	(1,029,681)	23,342,277	2,004,513	100	(10,463)	(342)	(556,117)
Net realized gain distributions	12,033,376	—	—	—	20,072,519	6,747,685	29	—	7,434	—
Change in unrealized appreciation (depreciation) during the period	14,357,633	3,006,441	11,713,708	7,622,294	(18,546,250)	27,779,188	601	31,086	4,299	608,559
Net increase (decrease) in net assets resulting from operations	20,788,807	2,976,933	8,590,699	5,986,244	24,835,733	36,669,926	708	21,636	12,078	49,787

Unit transactions:
Purchases	516,821	362,571	235,291	93,239	1,833,329	700,337	—	2,517	—	1,088
Net transfers	(598,083)	(660,357)	33,479	(39,706)	(4,782,604)	6,328,344	(428)	14,614	(1,635)	(11,811)
Surrenders for benefit payments and fees	(11,121,081)	(8,521,348)	(3,992,100)	(2,608,047)	(33,300,615)	(11,209,153)	(3)	(25,944)	(8,622)	(109,843)
Other transactions	6,236	218	357	3,808	5,916	(89)	1	—	—	—
Death benefits	(3,924,940)	(2,288,095)	(1,065,264)	(754,402)	(11,303,704)	(3,815,644)	—	—	—	—
Net annuity transactions	(925,743)	(309,427)	(106,543)	(87,985)	(1,760,602)	(995,126)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(16,046,790)	(11,416,438)	(4,894,780)	(3,393,093)	(49,308,280)	(8,991,331)	(430)	(8,813)	(10,257)	(120,566)
Net increase (decrease) in net assets	4,742,017	(8,439,505)	3,695,919	2,593,151	(24,472,547)	27,678,595	278	12,823	1,821	(70,779)

Net assets:
Beginning of period	165,986,736	87,301,696	60,473,744	38,171,561	437,735,568	154,524,761	1,421	168,084	144,767	211,598
End of period	$170,728,753	$78,862,191	$64,169,663	$40,764,712	$413,263,021	$182,203,356	$1,699	$180,907	$146,588	$140,819

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(81,748)	$89,311	$(71,121)	$(4,285)	$(1,030)	$6,672	$(74,139)	$231	$(8,552)
Net realized gain (loss) on security transactions	294,623	(77,832)	271,030	(7,788)	(36,782)	(18,051)	(179,817)	(310)	53,959
Net realized gain distributions	—	—	—	39,788	12,428	—	343,627	7,814	—
Change in unrealized appreciation (depreciation) during the period	(35,836)	219,182	713,648	68,618	19,422	20,660	1,922,230	2,414	178,548
Net increase (decrease) in net assets resulting from operations	177,039	230,661	913,557	96,333	(5,962)	9,281	2,011,901	10,149	223,955

Unit transactions:
Purchases	10,270	3,406	210	4,008	1,083	5,939	176,906	881	—
Net transfers	72,689	61,785	386,302	8,729	(32,092)	(50,107)	154,055	28,326	(934)
Surrenders for benefit payments and fees	(335,496)	(144,834)	(258,913)	(47,233)	(571)	(67,676)	(447,617)	(82)	(62,418)
Other transactions	518	389	245	—	—	—	(140)	—	6
Death benefits	(41,891)	(28,251)	(155)	—	—	—	(364,621)	—	—
Net annuity transactions	11,695	(8,768)	(15,959)	—	—	—	(36,536)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(282,215)	(116,273)	111,730	(34,496)	(31,580)	(111,844)	(517,953)	29,125	(63,346)
Net increase (decrease) in net assets	(105,176)	114,388	1,025,287	61,837	(37,542)	(102,563)	1,493,948	39,274	160,609

Net assets:
Beginning of period	5,438,031	2,432,791	3,773,086	312,449	81,402	384,667	7,881,707	64,450	451,283
End of period	$5,332,855	$2,547,179	$4,798,373	$374,286	$43,860	$282,104	$9,375,655	$103,724	$611,892

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	PSF PGIM Jennison Value Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(4,710)	$(494)	$14	$(13,655)	$(196)	$6,420	$(17,636)	$(33,381)	$(309,386)
Net realized gain (loss) on security transactions	7,266	(1,153)	4,595	(2,122)	39	(199,944)	(19,687)	(23,112)	1,247,359
Net realized gain distributions	—	9,601	12,624	22,539	649	—	—	196,296	—
Change in unrealized appreciation (depreciation) during the period	27,566	16,284	(5,832)	319,393	2,357	420,610	71,329	380,758	6,844,470
Net increase (decrease) in net assets resulting from operations	30,122	24,238	11,401	326,155	2,849	227,086	34,006	520,561	7,782,443

Unit transactions:
Purchases	—	700	700	—	—	—	—	1,083	92,301
Net transfers	—	25,114	(15,192)	(1,812)	—	(18,057)	(2,162)	(45,046)	378,974
Surrenders for benefit payments and fees	(10,563)	(31,338)	(38,448)	(24,805)	—	(159,183)	(62,139)	(83,332)	(1,095,082)
Other transactions	(1)	—	—	(10)	1	(16)	(1)	—	399
Death benefits	—	—	—	(15,954)	—	(50,591)	(18,719)	(76,863)	(414,096)
Net annuity transactions	—	—	—	(710)	—	(10,337)	(5,820)	(16,059)	(23,076)
Net increase (decrease) in net assets resulting from unit transactions	(10,564)	(5,524)	(52,940)	(43,291)	1	(238,184)	(88,841)	(220,217)	(1,060,580)
Net increase (decrease) in net assets	19,558	18,714	(41,539)	282,864	2,850	(11,098)	(54,835)	300,344	6,721,863

Net assets:
Beginning of period	247,484	99,073	155,224	851,847	19,647	1,730,812	1,228,737	2,248,638	19,249,522
End of period	$267,042	$117,787	$113,685	$1,134,711	$22,497	$1,719,714	$1,173,902	$2,548,982	$25,971,385

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2023

	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund	AST International Equity Portfolio	PSF PGIM Jennison Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,157	$(122,483)	$(419)	$(58)
Net realized gain (loss) on security transactions	(15,352)	854,924	223	2
Net realized gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	443,255	2,023,850	4,206	2,251
Net increase (decrease) in net assets resulting from operations	434,060	2,756,291	4,010	2,195

Unit transactions:
Purchases	17,028	46,732	—	—
Net transfers	174,105	286,611	(1,639)	(8,289)
Surrenders for benefit payments and fees	(195,444)	(626,750)	—	—
Other transactions	130	545	(3)	(1)
Death benefits	(36,028)	(361,409)	(1,370)	—
Net annuity transactions	(13,134)	(66,912)	—	8,290
Net increase (decrease) in net assets resulting from unit transactions	(53,343)	(721,183)	32,802	58,359
Net increase (decrease) in net assets	380,717	2,035,108	36,812	60,554

Net assets:
Beginning of period	3,311,479	7,676,073	—	—
End of period	$3,692,196	$9,711,181	$36,812	$60,554

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2024

1. Organization:

Separate Account Two (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Holdings, L.P. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.
The Account is comprised of the following Sub-Accounts:

LVIP American Century VP Capital Appreciation Fund (Merged with American Century VP Capital Appreciation Fund), AB VPS International Value Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. Government Money Market Fund, AB VPS Relative Value Portfolio, American Funds Insurance Series® Growth Fund, Calvert VP SRI Balanced Portfolio, Columbia Variable Portfolio - Small Company Growth Fund, Allspring VT Discovery All Cap Growth Fund, Fidelity® VIP Asset Manager Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Overseas Portfolio, Fidelity® VIP Freedom 2020 Portfolio, Fidelity® VIP Freedom 2030 Portfolio, Fidelity® VIP Freedom 2015 Portfolio, Fidelity® VIP Freedom 2025 Portfolio, Fidelity® VIP Freedom Income Portfolio, Fidelity® VIP FundsManager 20% Portfolio, Fidelity® VIP FundsManager 50% Portfolio, Fidelity® VIP FundsManager 70% Portfolio, Franklin Income VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, Morgan Stanley VIF U.S. Real Estate Portfolio*, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Discovery Portfolio, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Select Mid Cap Growth Fund, Invesco V.I. Global Fund, Putnam VT Small Cap Value Fund, PIMCO VIT Real Return Portfolio, Pioneer Fund VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, Royce Capital Fund–Small-Cap Portfolio, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT Index Asset Allocation Fund^, Allspring VT International Equity Fund*, Allspring VT Small Cap Growth Fund, Allspring VT Opportunity Fund, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® - Principal Blue Chip Growth Fund, AST International Equity Portfolio, PSF PGIM Jennison Blend Portfolio, LVIP American Century Capital Appreciation Fund (Merged assets from American Century VP Capital Appreciation Fund).

* During 2024, this Sub-Account was liquidated.

^ This Sub-Account was not funded as of December 31, 2024, and as a result, is not presented in the statements of assets and liabilities.

Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2024 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2024, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2024 and 2023.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2020 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2024.

h) In this reporting period, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account’s financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.

The Management Committee of The Sponsor Company evaluates third-party funds and determines the selection of funds to offer within the product offering. All funds are sourced from third party asset managers which employ a governance structure to oversee fund strategy and performance, all of which is an element contemplated in the Separate Account Management Committee’s determination of fund offerings. Accordingly, the Management Committee, acts as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about the product offering allocation. The CODM has determined that each Sub-Account acts as an operating segment based on the fact that the CODM monitors the operating results of the fund as a whole and that the fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the fund’s Portfolio of Investments, Statement of Changes in Net Assets and Financial Highlights.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. In addition, an annual contract fee up to a maximum of $100 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Transactions with Related Parties - The Sponsor and its affiliates may receive fees from funds for services provided.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2024 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
LVIP American Century Capital Appreciation Fund+	$250,731	$625,193
AB VPS International Value Portfolio	$1,342	$11,690
Invesco V.I. Core Equity Fund	$313,540	$171,966
Invesco V.I. Government Securities Fund	$3,118,839	$2,922,240
Invesco V.I. High Yield Fund	$680,519	$316,441
Invesco V.I. Government Money Market Fund	$24,466,590	$30,382,487
AB VPS Relative Value Portfolio	$94,878	$181,181
American Funds Insurance Series® Growth Fund	$29,184	$128,339
Calvert VP SRI Balanced Portfolio	$49,273	$218,040
Columbia Variable Portfolio - Small Company Growth Fund	$155,744	$461,638
Allspring VT Discovery All Cap Growth Fund	$225,903	$281,166
Fidelity® VIP Asset Manager Portfolio	$149,004	$192,777
Fidelity® VIP Growth Portfolio	$1,992,198	$1,910,628
Fidelity® VIP Contrafund® Portfolio	$1,211,115	$2,461,323
Fidelity® VIP Overseas Portfolio	$196,081	$268,660
Fidelity® VIP Freedom 2020 Portfolio	$7,860	$34,407
Fidelity® VIP Freedom 2030 Portfolio	$36,407	$14,870
Fidelity® VIP Freedom 2015 Portfolio	$15,183	$148,783
Fidelity® VIP Freedom 2025 Portfolio	$236,485	$113,331
Fidelity® VIP Freedom Income Portfolio	$267	$96
Fidelity® VIP FundsManager 20% Portfolio	$9,694	$87
Fidelity® VIP FundsManager 50% Portfolio	$10,693	$9,632
Fidelity® VIP FundsManager 70% Portfolio	$406	$311
Franklin Income VIP Fund	$70,552	$136,854
Hartford Balanced HLS Fund	$46,700,200	$85,505,191
Hartford Total Return Bond HLS Fund	$11,858,597	$26,395,518
Hartford Capital Appreciation HLS Fund	$54,300,834	$138,130,113
Hartford Dividend and Growth HLS Fund	$46,943,273	$79,820,259
Hartford Healthcare HLS Fund	$427,030	$3,489,396
Hartford Disciplined Equity HLS Fund	$22,879,496	$52,852,066
Hartford International Opportunities HLS Fund	$3,698,963	$15,819,300
Hartford MidCap HLS Fund	$5,586,008	$24,178,709
Hartford Ultrashort Bond HLS Fund	$7,143,689	$13,498,987
Hartford Small Company HLS Fund	$888,264	$8,501,483
Hartford SmallCap Growth HLS Fund	$2,959,669	$8,403,223
Hartford Stock HLS Fund	$19,961,274	$57,926,030
BlackRock S&P 500 Index V.I. Fund	$22,831,040	$26,525,754
BlackRock Large Cap Focus Growth V.I. Fund	$146	$377
Morgan Stanley VIF U.S. Real Estate Portfolio+	$10,756	$213,066
Invesco V.I. Equity and Income Fund	$18,615	$37,364
Morgan Stanley VIF Discovery Portfolio	$91	$60,815
Columbia Variable Portfolio - Dividend Opportunity Fund	$251,564	$953,312
Columbia Variable Portfolio - Income Opportunities Fund	$236,386	$329,116
Columbia Variable Portfolio - Select Mid Cap Growth Fund	$332,755	$1,565,249
Invesco V.I. Global Fund	$26,523	$138,469
Putnam VT Small Cap Value Fund	$44,014	$36,832
PIMCO VIT Real Return Portfolio	$23,509	$113,631
Pioneer Fund VCT Portfolio	$668,944	$2,104,041
Pioneer Mid Cap Value VCT Portfolio	$16,932	$24,208
PSF PGIM Jennison Growth Portfolio	$169,287	$234,312
PSF PGIM Jennison Value Portfolio	$61,981	$25,704
Royce Capital Fund–Small-Cap Portfolio	$6,529	$87,692
Invesco V.I. Comstock Fund	$6,840	$64,651
Invesco V.I. American Franchise Fund	$495,682	$630,155
Allspring VT Index Asset Allocation Fund+	$1,714	$24,131
Allspring VT International Equity Fund+	$36,615	$1,743,674
Allspring VT Small Cap Growth Fund	$1,685	$65,462
Allspring VT Opportunity Fund	$300,912	$370,482
Columbia Variable Portfolio - Large Cap Growth Fund	$755,337	$4,251,736
Columbia Variable Portfolio - Overseas Core Fund	$315,123	$699,655
CTIVP® - Principal Blue Chip Growth Fund	$405,729	$2,474,957
AST International Equity Portfolio	$—	$568
PSF PGIM Jennison Blend Portfolio	$24,952	$5,579
+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:
The changes in units outstanding for the period ended December 31, 2024 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
LVIP American Century Capital Appreciation Fund+	852	42,604	(41,752)
AB VPS International Value Portfolio	—	1,146	(1,146)
Invesco V.I. Core Equity Fund	32,451	47,684	(15,233)
Invesco V.I. Government Securities Fund	339,417	322,542	16,875
Invesco V.I. High Yield Fund	272,278	136,640	135,638
Invesco V.I. Government Money Market Fund	2,327,320	3,136,736	(809,416)
AB VPS Relative Value Portfolio	9,141	39,433	(30,292)
American Funds Insurance Series® Growth Fund	—	1,785	(1,785)
Calvert VP SRI Balanced Portfolio	752	22,260	(21,508)
Columbia Variable Portfolio - Small Company Growth Fund	17,696	90,699	(73,003)
Allspring VT Discovery All Cap Growth Fund	25,758	55,741	(29,983)
Fidelity® VIP Asset Manager Portfolio	17,047	17,172	(125)
Fidelity® VIP Growth Portfolio	548	115,545	(114,997)
Fidelity® VIP Contrafund® Portfolio	4,665	118,404	(113,739)
Fidelity® VIP Overseas Portfolio	2,948	17,747	(14,799)
Fidelity® VIP Freedom 2020 Portfolio	—	1,046	(1,046)
Fidelity® VIP Freedom 2030 Portfolio	775	282	493
Fidelity® VIP Freedom 2015 Portfolio	—	5,019	(5,019)
Fidelity® VIP Freedom 2025 Portfolio	6,011	2,994	3,017
Fidelity® VIP Freedom Income Portfolio	—	—	—
Fidelity® VIP FundsManager 20% Portfolio	566	4	562
Fidelity® VIP FundsManager 50% Portfolio	—	2	(2)
Fidelity® VIP FundsManager 70% Portfolio	—	—	—
Franklin Income VIP Fund	1,751	5,686	(3,935)
Hartford Balanced HLS Fund	1,146,557	9,555,759	(8,409,202)
Hartford Total Return Bond HLS Fund	2,259,568	7,937,922	(5,678,354)
Hartford Capital Appreciation HLS Fund	863,266	6,662,782	(5,799,516)
Hartford Dividend and Growth HLS Fund	790,154	7,841,452	(7,051,298)
Hartford Healthcare HLS Fund	34,144	336,212	(302,068)
Hartford Disciplined Equity HLS Fund	1,594,784	8,000,892	(6,406,108)
Hartford International Opportunities HLS Fund	773,797	4,262,333	(3,488,536)
Hartford MidCap HLS Fund	258,692	1,796,352	(1,537,660)
Hartford Ultrashort Bond HLS Fund	3,005,140	8,346,161	(5,341,021)
Hartford Small Company HLS Fund	198,762	1,193,602	(994,840)
Hartford SmallCap Growth HLS Fund	557,041	1,591,426	(1,034,385)
Hartford Stock HLS Fund	523,995	4,253,390	(3,729,395)
BlackRock S&P 500 Index V.I. Fund	653,058	1,254,625	(601,567)
BlackRock Large Cap Focus Growth V.I. Fund	—	61	(61)
Morgan Stanley VIF U.S. Real Estate Portfolio+	193	11,188	(10,995)
Invesco V.I. Equity and Income Fund	419	1,319	(900)
Morgan Stanley VIF Discovery Portfolio	9	1,746	(1,737)
Columbia Variable Portfolio - Dividend Opportunity Fund	10,174	36,812	(26,638)
Columbia Variable Portfolio - Income Opportunities Fund	7,434	21,789	(14,355)
Columbia Variable Portfolio - Select Mid Cap Growth Fund	12,836	55,563	(42,727)
Invesco V.I. Global Fund	102	4,245	(4,143)
Putnam VT Small Cap Value Fund	666	524	142
PIMCO VIT Real Return Portfolio	375	6,491	(6,116)
Pioneer Fund VCT Portfolio	35,429	442,386	(406,957)
Pioneer Mid Cap Value VCT Portfolio	322	835	(513)
PSF PGIM Jennison Growth Portfolio	49,176	64,936	(15,760)
PSF PGIM Jennison Value Portfolio	18,066	3,786	14,280
Royce Capital Fund–Small-Cap Portfolio	—	3,244	(3,244)
Invesco V.I. Comstock Fund	—	1,884	(1,884)
Invesco V.I. American Franchise Fund	13,871	15,629	(1,758)
Allspring VT Index Asset Allocation Fund+	—	7,616	(7,616)
Allspring VT International Equity Fund+	1,686	920,331	(918,645)
Allspring VT Small Cap Growth Fund	52	1,345	(1,293)
Allspring VT Opportunity Fund	1,122	8,937	(7,815)
Columbia Variable Portfolio - Large Cap Growth Fund	23,944	121,673	(97,729)
Columbia Variable Portfolio - Overseas Core Fund	12,438	47,689	(35,251)
CTIVP® - Principal Blue Chip Growth Fund	17,881	84,667	(66,786)
AST International Equity Portfolio	—	—	—
PSF PGIM Jennison Blend Portfolio	2,084	300	1,784

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Capital Appreciation Fund	1,796	53,983	(52,187)
AB VPS International Value Portfolio	246	579	(333)
Invesco V.I. Core Equity Fund	101,357	118,946	(17,589)
Invesco V.I. Government Securities Fund	258,970	212,985	45,985
Invesco V.I. High Yield Fund	324,122	168,564	155,558
Invesco V.I. Government Money Market Fund	2,628,608	2,838,748	(210,140)
AB VPS Relative Value Portfolio	9,358	47,874	(38,516)
American Funds Insurance Series® Growth Fund	975	1,582	(607)
Calvert VP SRI Balanced Portfolio	1,833	12,166	(10,333)
Columbia Variable Portfolio - Small Company Growth Fund	4,624	57,635	(53,011)
Allspring VT Discovery All Cap Growth Fund	70,309	83,869	(13,560)
Fidelity® VIP Asset Manager Portfolio	4,054	27,728	(23,674)
Fidelity® VIP Growth Portfolio	33,344	75,192	(41,848)
Fidelity® VIP Contrafund® Portfolio	4,051	74,715	(70,664)
Fidelity® VIP Overseas Portfolio	24,237	13,433	10,804
Fidelity® VIP Freedom 2020 Portfolio	—	83	(83)
Fidelity® VIP Freedom 2030 Portfolio	454	165	289
Fidelity® VIP Freedom 2015 Portfolio	—	92	(92)
Fidelity® VIP Freedom 2025 Portfolio	—	2,801	(2,801)
Fidelity® VIP Freedom Income Portfolio	—	—	—
Fidelity® VIP FundsManager 50% Portfolio	—	1	(1)
Fidelity® VIP FundsManager 70% Portfolio	—	—	—
Franklin Income VIP Fund	5	4,454	(4,449)
Hartford Balanced HLS Fund	999,344	10,306,483	(9,307,139)
Hartford Total Return Bond HLS Fund	2,708,852	8,209,116	(5,500,264)
Hartford Capital Appreciation HLS Fund	886,544	7,725,232	(6,838,688)
Hartford Dividend and Growth HLS Fund	817,362	8,597,093	(7,779,731)
Hartford Healthcare HLS Fund	26,997	353,961	(326,964)
Hartford Disciplined Equity HLS Fund	1,286,232	7,107,842	(5,821,610)
Hartford International Opportunities HLS Fund	1,090,520	5,393,982	(4,303,462)
Hartford MidCap HLS Fund	258,513	1,685,407	(1,426,894)
Hartford Ultrashort Bond HLS Fund	4,060,750	12,553,915	(8,493,165)
Hartford Small Company HLS Fund	263,373	1,146,817	(883,444)
Hartford SmallCap Growth HLS Fund	589,724	1,365,804	(776,080)
Hartford Stock HLS Fund	800,081	4,905,017	(4,104,936)
BlackRock S&P 500 Index V.I. Fund	493,939	1,089,619	(595,680)
BlackRock Large Cap Focus Growth V.I. Fund	—	102	(102)
Morgan Stanley VIF U.S. Real Estate Portfolio	1,171	1,700	(529)
Invesco V.I. Equity and Income Fund	—	425	(425)
Morgan Stanley VIF Discovery Portfolio	39	4,788	(4,749)
Columbia Variable Portfolio - Dividend Opportunity Fund	11,484	25,176	(13,692)
Columbia Variable Portfolio - Income Opportunities Fund	8,336	18,011	(9,675)
Columbia Variable Portfolio - Select Mid Cap Growth Fund	49,482	42,290	7,192
Invesco V.I. Global Fund	572	2,041	(1,469)
Putnam VT Small Cap Value Fund	51	2,287	(2,236)
PIMCO VIT Real Return Portfolio	401	7,823	(7,422)
Pioneer Fund VCT Portfolio	141,435	303,180	(161,745)
Pioneer Mid Cap Value VCT Portfolio	1,297	4	1,293
PSF PGIM Jennison Growth Portfolio	—	19,439	(19,439)
PSF PGIM Jennison Value Portfolio	—	852	(852)
Royce Capital Fund–Small-Cap Portfolio	1,242	1,462	(220)
Invesco V.I. Comstock Fund	25	1,923	(1,898)
Invesco V.I. American Franchise Fund	36	1,415	(1,379)
Allspring VT Index Asset Allocation Fund	—	—	—
Allspring VT International Equity Fund	148,943	309,933	(160,990)
Allspring VT Small Cap Growth Fund	64	2,870	(2,806)
Allspring VT Opportunity Fund	4,832	12,145	(7,313)
Columbia Variable Portfolio - Large Cap Growth Fund	67,999	111,628	(43,629)
Columbia Variable Portfolio - Overseas Core Fund	27,778	32,150	(4,372)
CTIVP® - Principal Blue Chip Growth Fund	64,791	96,428	(31,637)
AST International Equity Portfolio	3,744	295	3,449
PSF PGIM Jennison Blend Portfolio	5,318	—	5,318

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2024. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
LVIP American Century Capital Appreciation Fund+
2024	266,561	$7.876441	to	$9.115397	$2,217,951	0.70%	to	1.25%	—%	to	—%	23.42%	to	24.10%
2023	308,313	$6.381790	to	$7.344924	$2,237,653	0.70%	to	1.25%	—%	to	—%	15.58%	to	19.85%
2022	360,500	$5.521427	to	$6.128433	$2,258,855	0.70%	to	1.25%	—%	to	—%	(29.00)%	to	(28.61)%
2021	434,879	$7.776960	to	$8.584606	$3,708,407	0.70%	to	1.25%	—%	to	—%	9.77%	to	10.38%
2020	499,464	$7.084488	to	$7.777304	$3,844,130	0.70%	to	1.25%	—%	to	—%	40.69%	to	41.46%
AB VPS International Value Portfolio
2024	5,315	$9.218941	to	$9.218941	$49,002	1.25%	to	1.25%	2.29%	to	2.29%	3.50%	to	3.50%
2023	6,461	$8.907148	to	$8.907148	$57,544	1.25%	to	1.25%	0.69%	to	0.69%	13.41%	to	13.41%
2022	6,794	$7.854008	to	$7.854008	$53,359	1.25%	to	1.25%	4.07%	to	4.07%	(14.86)%	to	(14.86)%
2021	7,517	$9.225312	to	$9.225312	$69,338	1.25%	to	1.25%	1.74%	to	1.74%	9.48%	to	9.48%
2020	7,259	$8.426670	to	$8.426670	$61,167	1.25%	to	1.25%	1.43%	to	1.43%	0.94%	to	0.94%
Invesco V.I. Core Equity Fund
2024	765,901	$2.800666	to	$3.416657	$2,576,195	1.25%	to	2.10%	0.69%	to	0.71%	23.00%	to	24.05%
2023	781,134	$2.754294	to	$31.330716	$2,117,711	1.25%	to	2.35%	—%	to	0.76%	20.50%	to	21.83%
2022	798,723	$1.884883	to	$2.260725	$1,770,406	1.25%	to	2.10%	0.87%	to	0.89%	(22.20)%	to	(21.54)%
2021	864,222	$2.881196	to	$33.503331	$2,432,807	1.25%	to	2.35%	—%	to	0.61%	24.77%	to	26.15%
2020	1,162,850	$2.283879	to	$27.342346	$2,632,633	1.25%	to	2.20%	1.38%	to	1.40%	11.37%	to	12.44%
Invesco V.I. Government Securities Fund
2024	108,445	$9.066580	to	$9.445755	$1,013,105	1.15%	to	2.35%	—%	to	2.67%	(0.88)%	to	0.56%
2023	91,570	$9.147223	to	$9.393478	$852,715	1.15%	to	2.35%	—%	to	2.10%	2.03%	to	3.42%
2022♦	45,585	$9.017886	to	$9.082416	$413,424	1.15%	to	2.00%	2.07%	to	2.18%	(9.82)%	to	(9.18)%
Invesco V.I. High Yield Fund
2024	820,980	$10.718165	to	$23.559306	$1,721,037	1.15%	to	2.35%	5.59%	to	9.08%	5.23%	to	6.50%
2023	685,342	$10.064253	to	$22.388959	$1,340,385	1.15%	to	2.35%	—%	to	2.99%	7.62%	to	8.92%
2022	529,784	$1.479508	to	$1.791401	$913,471	1.25%	to	2.15%	4.59%	to	5.10%	(11.48)%	to	(10.68)%
2021	665,215	$1.671360	to	$2.005572	$1,259,186	1.25%	to	2.15%	4.65%	to	4.69%	2.16%	to	3.09%
2020	627,366	$1.945541	to	$23.097104	$1,157,349	1.25%	to	2.35%	—%	to	6.00%	0.92%	to	2.04%
Invesco V.I. Government Money Market Fund
2024	4,831,991	$8.600631	to	$11.341776	$48,236,389	0.25%	to	2.50%	2.24%	to	4.62%	2.14%	to	4.73%
2023	5,641,407	$8.420312	to	$10.829879	$54,152,379	0.25%	to	2.50%	1.44%	to	4.50%	2.03%	to	4.61%
2022	5,851,547	$8.253098	to	$10.352797	$53,981,298	0.25%	to	2.50%	0.58%	to	1.22%	(1.25)%	to	1.20%
2021	5,128,188	$8.357192	to	$10.229794	$47,486,125	0.25%	to	2.50%	0.01%	to	0.01%	(2.46)%	to	(0.24)%
2020	5,221,048	$8.568172	to	$10.254705	$49,061,716	0.25%	to	2.50%	0.22%	to	0.31%	(2.26)%	to	0.04%
AB VPS Relative Value Portfolio
2024	279,847	$3.437466	to	$4.408996	$1,128,719	1.15%	to	2.20%	1.24%	to	1.26%	10.31%	to	11.48%
2023	310,139	$3.116109	to	$3.955087	$1,130,477	1.15%	to	2.20%	0.74%	to	1.29%	9.29%	to	10.45%
2022	348,655	$2.851169	to	$3.581039	$1,147,379	1.15%	to	2.20%	1.07%	to	1.11%	(6.50)%	to	(5.51)%
2021	498,654	$3.049360	to	$3.789953	$1,702,139	1.15%	to	2.20%	0.61%	to	0.64%	25.06%	to	26.38%
2020	507,148	$2.438366	to	$2.998938	$1,371,732	1.15%	to	2.20%	1.33%	to	1.36%	0.24%	to	1.30%
American Funds Insurance Series® Growth Fund
2024	7,446	$64.420189	to	$64.420189	$479,672	1.25%	to	1.25%	0.27%	to	0.27%	29.98%	to	29.98%
2023	9,231	$49.560739	to	$49.560739	$457,478	1.25%	to	1.25%	0.35%	to	0.35%	36.77%	to	36.77%
2022	9,838	$36.237092	to	$36.237092	$356,517	1.25%	to	1.25%	0.26%	to	0.26%	(30.81)%	to	(30.81)%
2021	17,388	$52.370713	to	$52.370713	$910,626	1.25%	to	1.25%	0.22%	to	0.22%	20.47%	to	20.47%
2020	13,040	$43.470381	to	$43.470381	$566,860	1.25%	to	1.25%	0.31%	to	0.31%	50.19%	to	50.19%
Calvert VP SRI Balanced Portfolio
2024	100,298	$8.716326	to	$10.086446	$886,662	0.70%	to	1.25%	1.67%	to	1.67%	18.12%	to	18.77%
2023	121,806	$7.379194	to	$8.492077	$923,850	0.70%	to	1.25%	1.60%	to	1.60%	15.37%	to	16.01%
2022	132,139	$6.395982	to	$7.320321	$865,341	0.70%	to	1.25%	1.19%	to	1.19%	(16.50)%	to	(16.00)%
2021	147,210	$7.656437	to	$29.900767	$1,151,326	0.50%	to	1.25%	—%	to	1.18%	13.69%	to	14.54%
2020	159,802	$6.734610	to	$26.104312	$1,100,820	0.50%	to	1.25%	—%	to	1.54%	13.83%	to	291.91%
Columbia Variable Portfolio - Small Company Growth Fund
2024	690,241	$5.485951	to	$57.999152	$3,520,801	1.25%	to	2.35%	2.29%	to	2.31%	21.23%	to	22.57%
2023	763,244	$4.475695	to	$47.481664	$3,180,341	1.25%	to	2.40%	—%	to	—%	23.63%	to	25.06%
2022	816,255	$3.578845	to	$37.868425	$2,731,758	1.25%	to	2.50%	—%	to	—%	(37.36)%	to	(36.57)%
2021	898,510	$5.641790	to	$60.449547	$4,795,141	1.25%	to	2.50%	—%	to	—%	(5.30)%	to	(4.11)%
2020	1,061,570	$5.883402	to	$63.830696	$6,648,935	1.25%	to	2.50%	—%	to	—%	66.91%	to	69.00%
Allspring VT Discovery All Cap Growth Fund
2024	632,951	$5.247168	to	$65.955523	$2,558,987	1.15%	to	2.50%	—%	to	—%	18.31%	to	19.92%
2023	662,934	$4.375735	to	$55.748907	$2,248,950	1.15%	to	2.50%	—%	to	—%	30.20%	to	31.97%
2022	676,494	$3.315676	to	$42.816554	$1,756,145	1.15%	to	2.50%	—%	to	—%	(38.60)%	to	(37.77)%
2021	716,873	$5.327777	to	$69.737046	$3,004,485	1.15%	to	2.50%	—%	to	—%	12.43%	to	13.95%
2020	998,487	$4.675376	to	$62.028484	$3,730,856	1.15%	to	2.50%	—%	to	—%	39.87%	to	41.77%
Fidelity® VIP Asset Manager Portfolio
2024	162,089	$4.417034	to	$5.111371	$743,239	0.70%	to	1.25%	2.36%	to	2.36%	7.14%	to	7.74%
2023	162,214	$4.122595	to	$4.744350	$747,442	0.70%	to	1.25%	2.36%	to	2.36%	11.55%	to	12.16%
2022	185,888	$3.695901	to	$4.230051	$723,343	0.70%	to	1.25%	1.98%	to	1.98%	(15.99)%	to	(15.53)%
2021	207,086	$4.399403	to	$5.007650	$985,851	0.70%	to	1.25%	1.54%	to	1.59%	8.55%	to	9.15%
2020	229,684	$4.052719	to	$4.587746	$980,427	0.70%	to	1.25%	1.41%	to	1.45%	13.44%	to	14.07%
Fidelity® VIP Growth Portfolio
2024	570,431	$13.995822	to	$16.194019	$8,314,176	0.70%	to	1.25%	—%	to	—%	28.76%	to	29.48%
2023	685,428	$10.869500	to	$12.507380	$7,788,015	0.70%	to	1.25%	0.13%	to	0.13%	34.55%	to	35.29%
2022	727,276	$8.078376	to	$9.244893	$6,204,730	0.70%	to	1.25%	0.63%	to	0.63%	(25.39)%	to	(24.98)%
2021	877,254	$10.828016	to	$12.323662	$10,068,797	0.70%	to	1.25%	—%	to	—%	21.68%	to	22.36%
2020	1,012,853	$8.898417	to	$10.072010	$9,458,841	0.70%	to	1.25%	0.07%	to	0.08%	42.11%	to	42.89%
Fidelity® VIP Contrafund® Portfolio
2024	500,788	$17.208545	to	$19.911921	$8,906,853	0.70%	to	1.25%	0.20%	to	0.20%	32.12%	to	32.85%
2023	614,527	$13.024817	to	$14.987913	$8,503,306	0.70%	to	1.25%	0.47%	to	0.47%	31.80%	to	32.52%
2022	685,191	$9.882287	to	$11.309614	$7,187,748	0.70%	to	1.25%	0.49%	to	0.49%	(27.23)%	to	(26.83)%
2021	813,607	$13.579629	to	$15.455820	$11,597,059	0.70%	to	1.25%	0.06%	to	0.06%	26.25%	to	26.94%
2020	908,669	$10.756339	to	$12.175354	$10,336,550	0.70%	to	1.25%	0.24%	to	0.25%	28.95%	to	29.66%
Fidelity® VIP Overseas Portfolio
2024	173,568	$3.540235	to	$4.097031	$713,521	0.70%	to	1.25%	1.91%	to	1.91%	3.74%	to	4.32%
2023	188,367	$3.412584	to	$3.927530	$780,390	0.70%	to	1.25%	1.03%	to	1.03%	19.01%	to	19.67%
2022	177,563	$2.867384	to	$3.282021	$594,867	0.70%	to	1.25%	1.02%	to	1.02%	(25.42)%	to	(25.01)%
2021	202,612	$3.844780	to	$4.376645	$891,517	0.70%	to	1.25%	0.53%	to	0.54%	18.21%	to	18.86%
2020	241,589	$3.252429	to	$3.682058	$887,280	0.70%	to	1.25%	0.43%	to	0.44%	14.18%	to	14.81%
Fidelity® VIP Freedom 2020 Portfolio
2024	4,212	$32.978002	to	$32.978002	$138,901	1.25%	to	1.25%	2.61%	to	2.61%	6.06%	to	6.06%
2023	5,258	$31.092793	to	$31.092793	$163,472	1.25%	to	1.25%	2.99%	to	2.99%	10.83%	to	10.83%
2022	5,341	$28.053983	to	$28.053983	$149,836	1.25%	to	1.25%	1.81%	to	1.81%	(17.01)%	to	(17.01)%
2021	9,763	$33.804293	to	$33.804293	$330,032	1.25%	to	1.25%	1.12%	to	1.12%	7.91%	to	7.91%
2020	6,734	$31.327415	to	$31.327415	$210,948	1.25%	to	1.25%	0.61%	to	0.61%	13.30%	to	13.30%
Fidelity® VIP Freedom 2030 Portfolio
2024	6,983	$41.598566	to	$41.598566	$290,486	1.25%	to	1.25%	2.04%	to	2.04%	7.77%	to	7.77%
2023	6,490	$38.597996	to	$38.597996	$250,482	1.25%	to	1.25%	2.30%	to	2.30%	13.04%	to	13.04%
2022	6,201	$34.145559	to	$34.145559	$211,724	1.25%	to	1.25%	1.71%	to	1.71%	(18.11)%	to	(18.11)%
2021	8,088	$41.699217	to	$41.699217	$337,266	1.25%	to	1.25%	1.06%	to	1.06%	10.68%	to	10.68%
2020	3,288	$37.676011	to	$37.676011	$123,866	1.25%	to	1.25%	1.00%	to	1.00%	15.19%	to	15.19%
Fidelity® VIP Freedom 2015 Portfolio
2024	6,300	$28.527598	to	$28.527598	$179,731	1.25%	to	1.25%	1.49%	to	1.49%	4.89%	to	4.89%
2023	11,319	$27.198816	to	$27.198816	$307,872	1.25%	to	1.25%	3.42%	to	3.42%	9.27%	to	9.27%
2022	11,411	$24.891168	to	$24.891168	$284,024	1.25%	to	1.25%	1.94%	to	1.94%	(15.85)%	to	(15.85)%
2021	6,594	$29.577914	to	$29.577914	$195,036	1.25%	to	1.25%	1.21%	to	1.21%	6.06%	to	6.06%
2020	2,820	$27.888192	to	$27.888192	$78,655	1.25%	to	1.25%	0.96%	to	0.96%	12.15%	to	12.15%
Fidelity® VIP Freedom 2025 Portfolio
2024	11,921	$37.079566	to	$37.079566	$442,010	1.25%	to	1.25%	0.49%	to	0.49%	6.93%	to	6.93%
2023	8,904	$34.675765	to	$34.675765	$308,737	1.25%	to	1.25%	2.40%	to	2.40%	11.92%	to	11.92%
2022	11,705	$30.982548	to	$30.982548	$362,641	1.25%	to	1.25%	1.56%	to	1.56%	(17.67)%	to	(17.67)%
2021	17,349	$37.633270	to	$37.633270	$652,899	1.25%	to	1.25%	0.72%	to	0.72%	9.18%	to	9.18%
2020	21,810	$34.470217	to	$34.470217	$751,797	1.25%	to	1.25%	1.14%	to	1.14%	14.24%	to	14.24%
Fidelity® VIP Freedom Income Portfolio
2024	445	$17.099050	to	$17.099050	$7,602	1.25%	to	1.25%	0.86%	to	0.86%	2.90%	to	2.90%
2023	445	$16.616792	to	$16.616792	$7,388	1.25%	to	1.25%	4.06%	to	4.06%	6.32%	to	6.32%
2022	445	$15.629729	to	$15.629729	$6,953	1.25%	to	1.25%	2.23%	to	2.23%	(13.35)%	to	(13.35)%
2021	5,001	$18.037397	to	$18.037397	$90,208	1.25%	to	1.25%	0.46%	to	0.46%	1.75%	to	1.75%
2020	11,685	$17.727614	to	$17.727614	$207,152	1.25%	to	1.25%	1.35%	to	1.35%	8.92%	to	8.92%
Fidelity® VIP FundsManager 20% Portfolio
2024♦	562	$16.523978	to	$16.523978	$9,286	1.25%	to	1.25%	0.14%	to	0.14%	4.07%	to	4.07%
Fidelity® VIP FundsManager 50% Portfolio
2024	4,957	$27.809769	to	$27.809769	$137,864	1.25%	to	1.25%	0.18%	to	0.18%	7.03%	to	7.03%
2023	4,959	$25.983879	to	$25.983879	$128,848	1.25%	to	1.25%	2.47%	to	2.47%	11.26%	to	11.26%
2022	4,960	$23.355073	to	$23.355073	$115,831	1.25%	to	1.25%	1.90%	to	1.90%	(15.10)%	to	(15.10)%
2021	4,960	$27.509751	to	$27.509751	$136,449	1.25%	to	1.25%	0.87%	to	0.87%	8.51%	to	8.51%
2020	11,943	$25.352072	to	$25.352072	$302,786	1.25%	to	1.25%	1.86%	to	1.86%	12.47%	to	12.47%
Fidelity® VIP FundsManager 70% Portfolio
2024	668	$38.054339	to	$38.054339	$25,412	1.25%	to	1.25%	1.64%	to	1.64%	9.30%	to	9.30%
2023	668	$34.815650	to	$34.815650	$23,248	1.25%	to	1.25%	1.91%	to	1.91%	14.14%	to	14.14%
2022	668	$30.503598	to	$30.503598	$20,366	1.25%	to	1.25%	1.40%	to	1.40%	(16.84)%	to	(16.84)%
2021	806	$36.680084	to	$36.680084	$29,561	1.25%	to	1.25%	0.77%	to	0.77%	13.02%	to	13.02%
2020	905	$32.455662	to	$32.455662	$29,367	1.25%	to	1.25%	0.80%	to	0.80%	14.50%	to	14.50%
Franklin Income VIP Fund
2024	22,477	$23.090100	to	$23.090100	$518,993	1.25%	to	1.25%	5.18%	to	5.18%	5.87%	to	5.87%
2023	26,412	$21.810871	to	$21.810871	$576,059	1.25%	to	1.25%	5.19%	to	5.19%	7.28%	to	7.28%
2022	30,861	$20.331297	to	$20.331297	$627,448	1.25%	to	1.25%	4.85%	to	4.85%	(6.65)%	to	(6.65)%
2021	32,615	$21.778648	to	$21.778648	$710,334	1.25%	to	1.25%	4.77%	to	4.77%	15.30%	to	15.30%
2020	35,015	$18.887870	to	$18.887870	$661,368	1.25%	to	1.25%	5.87%	to	5.87%	(0.56)%	to	(0.56)%
Hartford Balanced HLS Fund
2024	57,044,607	$32.209947	to	$32.572148	$497,590,657	0.15%	to	2.55%	0.11%	to	1.82%	8.41%	to	11.05%
2023	65,453,809	$29.332074	to	$29.710066	$524,664,019	0.15%	to	2.55%	1.81%	to	1.94%	11.89%	to	14.61%
2022	74,760,948	$25.593781	to	$26.553152	$524,178,095	0.15%	to	2.55%	1.80%	to	1.84%	(15.61)%	to	(13.55)%
2021	83,303,045	$29.606797	to	$31.463773	$681,449,661	0.15%	to	2.55%	1.01%	to	1.03%	16.63%	to	19.46%
2020	91,762,064	$24.782960	to	$26.976803	$634,789,244	0.15%	to	2.55%	1.65%	to	1.77%	8.81%	to	11.45%
Hartford Total Return Bond HLS Fund
2024	50,133,848	$11.832747	to	$12.794305	$155,453,849	0.15%	to	2.55%	3.31%	to	3.63%	(0.50)%	to	2.17%
2023	55,812,202	$11.892252	to	$12.522353	$171,980,760	0.15%	to	2.55%	3.12%	to	3.51%	4.00%	to	6.81%
2022	61,312,466	$11.435001	to	$11.724029	$178,712,080	0.15%	to	2.55%	1.87%	to	3.04%	(16.57)%	to	(14.34)%
2021	69,314,656	$13.686833	to	$13.705925	$239,708,169	0.15%	to	2.55%	2.20%	to	2.42%	(3.67)%	to	(1.09)%
2020	75,382,386	$13.838237	to	$14.228234	$268,751,953	0.15%	to	2.55%	3.14%	to	3.83%	5.97%	to	8.86%
Hartford Capital Appreciation HLS Fund
2024	46,068,890	$50.523909	to	$125.185126	$1,029,577,048	0.15%	to	2.55%	0.06%	to	0.75%	18.14%	to	21.01%
2023	51,868,406	$42.765706	to	$103.451469	$969,024,767	0.15%	to	2.55%	0.83%	to	0.87%	16.98%	to	19.82%
2022	58,707,094	$36.558029	to	$86.338894	$916,854,151	0.15%	to	2.55%	0.90%	to	0.95%	(17.43)%	to	(15.43)%
2021	64,712,915	$44.277231	to	$102.085663	$1,207,713,264	0.15%	to	2.55%	0.42%	to	0.49%	11.87%	to	14.59%
2020	72,975,505	$39.578343	to	$89.088282	$1,185,428,242	0.15%	to	2.55%	0.95%	to	0.99%	18.85%	to	21.73%
Hartford Dividend and Growth HLS Fund
2024	50,999,818	$20.512145	to	$45.389570	$485,451,040	0.25%	to	2.55%	0.20%	to	1.71%	9.83%	to	12.39%
2023	58,051,116	$18.251379	to	$41.326372	$500,423,878	0.25%	to	2.55%	1.57%	to	1.62%	11.30%	to	13.89%
2022	65,830,847	$16.025328	to	$37.129860	$502,573,275	0.25%	to	2.55%	1.69%	to	1.76%	(11.23)%	to	(9.16)%
2021	73,385,507	$17.641599	to	$41.826671	$620,975,641	0.25%	to	2.55%	1.29%	to	1.30%	28.68%	to	31.67%
2020	82,108,595	$13.398675	to	$32.505565	$532,428,147	0.25%	to	2.55%	2.30%	to	3.35%	5.06%	to	7.50%
Hartford Healthcare HLS Fund
2024	2,519,443	$12.025189	to	$48.479901	$23,061,210	0.25%	to	2.55%	—%	to	0.10%	(2.33)%	to	0.14%
2023	2,821,511	$12.008823	to	$49.635851	$26,027,991	0.25%	to	2.55%	0.27%	to	0.49%	1.19%	to	3.85%
2022	3,148,475	$11.564059	to	$49.050503	$28,223,419	0.25%	to	2.55%	—%	to	—%	(13.70)%	to	(11.46)%
2021	3,477,540	$13.060600	to	$56.839193	$35,604,821	0.25%	to	2.55%	—%	to	0.22%	6.99%	to	9.74%
2020	3,830,993	$11.901594	to	$53.123447	$36,104,500	0.25%	to	2.55%	0.30%	to	0.51%	19.70%	to	22.79%
Hartford Disciplined Equity HLS Fund
2024	45,270,844	$8.974906	to	$59.204607	$297,161,851	0.15%	to	2.55%	0.36%	to	0.61%	21.95%	to	25.06%
2023	51,676,952	$7.176699	to	$48.547308	$275,101,907	0.25%	to	2.55%	0.86%	to	0.95%	17.90%	to	20.94%
2022	57,498,562	$5.933987	to	$41.175100	$256,020,386	0.25%	to	2.55%	0.78%	to	1.05%	(21.24)%	to	(19.16)%
2021	65,035,511	$7.340448	to	$52.276870	$362,184,134	0.25%	to	2.55%	0.32%	to	0.57%	22.06%	to	25.20%
2020	74,094,397	$5.862820	to	$42.830212	$334,313,994	0.25%	to	2.55%	0.57%	to	0.64%	14.82%	to	17.75%
Hartford International Opportunities HLS Fund
2024	29,165,813	$6.975510	to	$21.544553	$101,368,247	0.15%	to	2.55%	1.24%	to	1.55%	5.36%	to	8.23%
2023	32,654,349	$6.444847	to	$20.448102	$106,293,222	0.25%	to	2.55%	0.88%	to	1.16%	8.64%	to	11.55%
2022	36,957,811	$5.777612	to	$18.821726	$108,608,622	0.15%	to	2.55%	1.37%	to	1.59%	(20.38)%	to	(18.27)%
2021	39,525,156	$7.068910	to	$23.639932	$144,807,749	0.15%	to	2.55%	0.73%	to	1.17%	4.87%	to	7.66%
2020	43,361,801	$6.566190	to	$22.543185	$150,089,434	0.15%	to	2.55%	1.65%	to	1.96%	17.06%	to	20.27%
Hartford MidCap HLS Fund
2024	12,393,348	$10.943647	to	$19.604496	$158,324,985	0.25%	to	2.55%	—%	to	—%	3.60%	to	6.01%
2023	13,931,008	$10.563409	to	$18.492982	$170,728,753	0.25%	to	2.55%	0.04%	to	0.04%	11.98%	to	14.59%
2022	15,357,902	$9.433070	to	$16.138764	$165,986,736	0.25%	to	2.55%	0.90%	to	0.92%	(26.21)%	to	(24.49)%
2021	16,837,920	$12.783927	to	$21.373323	$244,781,689	0.25%	to	2.55%	—%	to	—%	7.14%	to	9.63%
2020	18,609,729	$11.931942	to	$19.495311	$248,111,081	0.25%	to	2.55%	0.05%	to	0.11%	19.32%	to	24.79%
Hartford Ultrashort Bond HLS Fund
2024	47,525,641	$4.686382	to	$7.928626	$73,114,436	0.15%	to	2.55%	4.35%	to	4.40%	2.55%	to	5.04%
2023	52,866,662	$4.461341	to	$7.731130	$78,862,191	0.15%	to	2.55%	1.30%	to	1.30%	2.54%	to	5.03%
2022	61,359,827	$4.247851	to	$7.539933	$87,301,696	0.15%	to	2.55%	0.23%	to	0.23%	(2.69)%	to	(0.32)%
2021	70,153,052	$4.261505	to	$7.748045	$100,416,846	0.15%	to	2.55%	0.70%	to	0.70%	(2.70)%	to	(0.34)%
2020	75,944,542	$4.275973	to	$7.963025	$111,121,609	0.15%	to	2.55%	1.86%	to	2.39%	(1.12)%	to	1.29%
Hartford Small Company HLS Fund
2024	9,226,071	$11.377353	to	$40.993096	$63,831,618	0.25%	to	2.55%	—%	to	—%	8.80%	to	11.72%
2023	10,220,911	$10.183540	to	$37.676567	$64,169,663	0.25%	to	2.55%	—%	to	—%	13.53%	to	16.45%
2022	11,104,355	$8.745054	to	$33.186932	$60,473,744	0.25%	to	2.55%	—%	to	—%	(32.81)%	to	(31.11)%
2021	12,082,912	$12.693997	to	$49.395077	$96,723,842	0.25%	to	2.55%	—%	to	—%	(1.25)%	to	1.31%
2020	13,786,365	$12.530186	to	$50.019901	$109,637,276	0.25%	to	2.55%	—%	to	—%	51.13%	to	55.13%
Hartford SmallCap Growth HLS Fund
2024	7,648,300	$6.330831	to	$49.039670	$40,281,892	0.25%	to	2.55%	0.10%	to	0.35%	10.00%	to	12.84%
2023	8,682,685	$5.610427	to	$44.581863	$40,764,712	0.25%	to	2.55%	—%	to	—%	15.17%	to	18.13%
2022	9,458,765	$4.749399	to	$38.710059	$38,171,561	0.25%	to	2.55%	—%	to	—%	(30.44)%	to	(28.64)%
2021	10,152,214	$6.655218	to	$55.651157	$58,075,459	0.25%	to	2.55%	—%	to	—%	1.14%	to	3.76%
2020	11,231,822	$6.414153	to	$55.021654	$62,478,862	0.25%	to	2.55%	—%	to	—%	29.55%	to	32.86%
Hartford Stock HLS Fund
2024	29,082,515	$48.164843	to	$78.357442	$392,017,938	0.15%	to	2.55%	1.30%	to	1.55%	5.74%	to	8.58%
2023	32,811,910	$45.549171	to	$72.165345	$413,263,021	0.15%	to	2.55%	1.25%	to	2.17%	4.75%	to	7.56%
2022	36,916,846	$43.485346	to	$67.095639	$437,735,568	0.15%	to	2.55%	1.34%	to	1.62%	(7.75)%	to	(5.28)%
2021	41,061,882	$47.140671	to	$70.835071	$517,897,216	0.15%	to	2.55%	0.95%	to	1.21%	21.53%	to	24.79%
2020	46,276,435	$38.789748	to	$56.762117	$469,283,432	0.15%	to	2.55%	1.40%	to	1.68%	8.98%	to	11.91%
BlackRock S&P 500 Index V.I. Fund
2024	9,924,979	$19.771379	to	$23.856328	$211,711,736	0.15%	to	2.55%	1.04%	to	1.22%	21.39%	to	24.65%
2023	10,526,546	$16.287817	to	$19.139196	$182,203,356	0.15%	to	2.55%	1.10%	to	1.35%	22.73%	to	26.03%
2022	11,122,227	$13.270899	to	$15.186040	$154,524,761	0.15%	to	2.55%	1.24%	to	1.50%	(20.48)%	to	(18.35)%
2021	11,885,863	$16.688246	to	$18.599412	$204,564,026	0.15%	to	2.55%	1.03%	to	1.33%	25.01%	to	28.34%
2020	12,738,303	$13.349933	to	$14.492048	$172,819,103	0.15%	to	2.55%	1.60%	to	1.81%	14.96%	to	20.40%
BlackRock Large Cap Focus Growth V.I. Fund
2024	326	$5.706956	to	$5.706956	$1,859	1.25%	to	1.25%	—%	to	—%	30.07%	to	30.07%
2023	387	$4.387493	to	$4.387493	$1,699	1.25%	to	1.25%	—%	to	—%	50.96%	to	50.96%
2022	489	$2.906390	to	$3.042178	$1,421	1.25%	to	2.00%	—%	to	—%	(39.34)%	to	(38.88)%
2021	16,871	$4.755026	to	$5.014776	$84,507	1.25%	to	2.00%	—%	to	—%	15.75%	to	16.62%
2020	19,908	$4.077333	to	$4.332432	$86,143	1.25%	to	2.00%	—%	to	—%	40.90%	to	41.96%
Morgan Stanley VIF U.S. Real Estate Portfolio+
2024♦	—	$18.720654	to	$18.720654	$—	1.25%	to	1.25%	2.39%	to	2.39%	13.78%	to	13.78%
2023	10,995	$16.452815	to	$16.452815	$180,907	1.25%	to	1.25%	1.86%	to	1.86%	12.80%	to	12.80%
2022	11,524	$14.585385	to	$14.585385	$168,084	1.25%	to	1.25%	0.97%	to	0.97%	(28.12)%	to	(28.12)%
2021	12,541	$20.291179	to	$20.291179	$254,457	1.25%	to	1.25%	1.86%	to	1.86%	37.71%	to	37.71%
2020	13,010	$14.735181	to	$14.735181	$191,704	1.25%	to	1.25%	2.50%	to	2.50%	(18.13)%	to	(18.13)%
Invesco V.I. Equity and Income Fund
2024	4,744	$28.701550	to	$28.701550	$136,163	1.25%	to	1.25%	1.31%	to	1.31%	10.51%	to	10.51%
2023	5,644	$25.971793	to	$25.971793	$146,588	1.25%	to	1.25%	1.73%	to	1.73%	8.87%	to	8.87%
2022	6,069	$23.855211	to	$23.855211	$144,767	1.25%	to	1.25%	1.48%	to	1.48%	(8.86)%	to	(8.86)%
2021	6,268	$26.173735	to	$26.173735	$164,054	1.25%	to	1.25%	1.65%	to	1.65%	16.88%	to	16.88%
2020	7,598	$22.393466	to	$22.393466	$170,147	1.25%	to	1.25%	2.13%	to	2.13%	8.29%	to	8.29%
Morgan Stanley VIF Discovery Portfolio
2024	2,433	$47.267538	to	$47.267538	$115,020	1.25%	to	1.25%	—%	to	—%	39.96%	to	39.96%
2023	4,170	$33.772146	to	$33.772146	$140,819	1.25%	to	1.25%	—%	to	—%	42.35%	to	42.35%
2022	8,919	$23.725388	to	$23.725388	$211,598	1.25%	to	1.25%	—%	to	—%	(63.43)%	to	(63.43)%
2021	14,787	$64.874039	to	$64.874039	$959,293	1.25%	to	1.25%	—%	to	—%	(12.30)%	to	(12.30)%
2020	23,013	$73.972240	to	$73.972240	$1,702,311	1.25%	to	1.25%	—%	to	—%	148.92%	to	148.92%
Columbia Variable Portfolio - Dividend Opportunity Fund
2024	211,699	$23.143221	to	$26.531880	$5,389,772	1.25%	to	2.25%	—%	to	—%	12.85%	to	13.99%
2023	238,337	$20.507517	to	$23.276533	$5,332,855	1.25%	to	2.25%	—%	to	—%	2.75%	to	3.78%
2022	252,029	$19.384722	to	$22.427906	$5,438,031	1.25%	to	2.50%	—%	to	—%	(3.55)%	to	(2.34)%
2021	272,034	$20.099028	to	$22.965463	$6,023,358	1.25%	to	2.50%	—%	to	—%	23.05%	to	24.60%
2020	307,352	$16.334249	to	$18.432083	$5,476,797	1.25%	to	2.50%	—%	to	—%	(1.35)%	to	(0.11)%
Columbia Variable Portfolio - Income Opportunities Fund
2024	178,738	$12.701616	to	$14.289612	$2,455,930	1.25%	to	2.25%	5.60%	to	5.81%	3.55%	to	4.59%
2023	193,093	$12.069599	to	$13.662625	$2,547,179	1.25%	to	2.40%	0.65%	to	5.18%	8.92%	to	10.18%
2022	202,768	$11.081599	to	$12.400810	$2,432,791	1.25%	to	2.40%	5.07%	to	5.31%	(12.15)%	to	(11.13)%
2021	221,234	$12.613899	to	$13.953983	$2,994,600	1.25%	to	2.40%	9.25%	to	9.35%	2.02%	to	3.20%
2020	252,218	$12.364228	to	$13.521422	$3,323,024	1.25%	to	2.40%	4.77%	to	4.98%	3.39%	to	4.58%
Columbia Variable Portfolio - Select Mid Cap Growth Fund
2024	145,024	$28.633569	to	$32.788328	$4,536,158	1.25%	to	2.40%	—%	to	—%	20.75%	to	22.14%
2023	187,751	$23.713888	to	$26.844350	$4,798,373	1.25%	to	2.40%	—%	to	—%	22.27%	to	23.69%
2022	180,559	$19.205112	to	$21.703393	$3,773,086	1.25%	to	2.50%	—%	to	—%	(32.55)%	to	(31.70)%
2021	197,790	$28.471480	to	$31.774387	$6,076,887	1.25%	to	2.50%	—%	to	—%	13.69%	to	15.12%
2020	220,734	$25.042747	to	$27.600635	$5,911,717	1.25%	to	2.50%	—%	to	—%	32.08%	to	33.74%
Invesco V.I. Global Fund
2024	9,410	$31.577014	to	$31.577014	$297,132	1.25%	to	1.25%	—%	to	—%	14.34%	to	14.34%
2023	13,553	$27.617293	to	$27.617293	$374,286	1.25%	to	1.25%	—%	to	—%	32.78%	to	32.78%
2022	15,022	$20.798978	to	$20.798978	$312,449	1.25%	to	1.25%	—%	to	—%	(32.78)%	to	(32.78)%
2021	17,429	$30.942419	to	$30.942419	$539,298	1.25%	to	1.25%	—%	to	—%	13.74%	to	13.74%
2020	19,718	$27.204456	to	$27.204456	$536,413	1.25%	to	1.25%	0.37%	to	0.37%	25.76%	to	25.76%
Putnam VT Small Cap Value Fund
2024	1,906	$26.081304	to	$26.081304	$49,703	1.25%	to	1.25%	0.01%	to	0.01%	4.87%	to	4.87%
2023	1,764	$24.870007	to	$24.870007	$43,860	1.25%	to	1.25%	0.17%	to	0.17%	22.22%	to	22.22%
2022	4,000	$20.348584	to	$20.348584	$81,402	1.25%	to	1.25%	0.18%	to	0.18%	(14.06)%	to	(14.06)%
2021	9,267	$23.677722	to	$23.677722	$219,421	1.25%	to	1.25%	1.20%	to	1.20%	38.17%	to	38.17%
2020	8,146	$17.137155	to	$17.137155	$139,603	1.25%	to	1.25%	0.91%	to	0.91%	2.67%	to	2.67%
PIMCO VIT Real Return Portfolio
2024	12,620	$15.186080	to	$15.186080	$191,649	1.25%	to	1.25%	0.54%	to	0.54%	0.86%	to	0.86%
2023	18,736	$15.057137	to	$15.057137	$282,104	1.25%	to	1.25%	3.03%	to	3.03%	2.39%	to	2.39%
2022	26,158	$14.706304	to	$14.706304	$384,667	1.25%	to	1.25%	7.03%	to	7.03%	(13.00)%	to	(13.00)%
2021	26,614	$16.904037	to	$16.904037	$449,853	1.25%	to	1.25%	4.95%	to	4.95%	4.30%	to	4.30%
2020	32,060	$16.207616	to	$16.207616	$519,604	1.25%	to	1.25%	1.42%	to	1.42%	10.33%	to	10.33%
Pioneer Fund VCT Portfolio
2024	1,999,876	$4.088217	to	$5.004169	$9,391,969	1.15%	to	2.20%	0.43%	to	0.43%	19.65%	to	20.91%
2023	2,406,833	$3.416770	to	$4.138627	$9,375,655	1.15%	to	2.20%	0.60%	to	0.60%	25.79%	to	27.11%
2022	2,568,578	$2.692944	to	$3.255864	$7,881,707	1.15%	to	2.25%	—%	to	0.40%	(21.47)%	to	(20.60)%
2021	2,838,170	$4.100453	to	$44.544633	$11,001,130	1.15%	to	2.45%	—%	to	0.09%	24.56%	to	26.19%
2020	3,182,839	$2.747471	to	$3.249455	$9,802,705	1.15%	to	2.25%	0.50%	to	0.50%	21.20%	to	22.54%
Pioneer Mid Cap Value VCT Portfolio
2024	3,640	$27.287637	to	$27.287637	$99,339	1.25%	to	1.25%	0.18%	to	0.18%	9.26%	to	9.26%
2023	4,153	$24.974855	to	$24.974855	$103,724	1.25%	to	1.25%	1.55%	to	1.55%	10.81%	to	10.81%
2022	2,860	$22.537655	to	$22.537655	$64,450	1.25%	to	1.25%	1.45%	to	1.45%	(7.05)%	to	(7.05)%
2021	8,233	$24.247878	to	$24.247878	$199,635	1.25%	to	1.25%	0.72%	to	0.72%	27.77%	to	27.77%
2020	8,619	$18.978198	to	$18.978198	$163,569	1.25%	to	1.25%	1.03%	to	1.03%	0.61%	to	0.61%
PSF PGIM Jennison Growth Portfolio
2024	161,055	$4.460760	to	$5.581450	$725,347	1.25%	to	1.80%	—%	to	—%	28.03%	to	28.73%
2023	176,815	$3.465102	to	$4.359534	$611,892	1.25%	to	1.80%	—%	to	—%	50.17%	to	51.00%
2022	196,254	$2.294804	to	$2.903041	$451,283	1.25%	to	1.80%	—%	to	—%	(38.96)%	to	(38.62)%
2021	392,707	$3.738839	to	$4.755977	$1,453,845	1.25%	to	1.80%	—%	to	—%	13.50%	to	14.12%
2020	416,889	$3.276225	to	$4.190467	$1,356,000	1.25%	to	1.80%	—%	to	—%	52.80%	to	53.64%
PSF PGIM Jennison Value Portfolio
2024	66,039	$3.697267	to	$40.166538	$361,563	1.25%	to	2.20%	—%	to	—%	17.87%	to	18.99%
2023	51,759	$3.107231	to	$34.078309	$267,042	1.25%	to	2.20%	—%	to	—%	12.25%	to	13.32%
2022	52,611	$2.742021	to	$30.359666	$247,484	1.25%	to	2.20%	—%	to	—%	(10.25)%	to	(9.39)%
2021	53,324	$3.026328	to	$33.827461	$285,835	1.25%	to	2.20%	—%	to	—%	24.52%	to	25.70%
2020	53,836	$2.407523	to	$27.167299	$236,876	1.25%	to	2.20%	—%	to	—%	0.90%	to	1.87%
Royce Capital Fund–Small-Cap Portfolio
2024	1,544	$25.122878	to	$25.122878	$38,785	1.25%	to	1.25%	0.04%	to	0.04%	2.11%	to	2.11%
2023	4,788	$24.603032	to	$24.603032	$117,787	1.25%	to	1.25%	0.81%	to	0.81%	24.37%	to	24.37%
2022	5,008	$19.782738	to	$19.782738	$99,073	1.25%	to	1.25%	0.38%	to	0.38%	(10.32)%	to	(10.32)%
2021	6,601	$22.059513	to	$22.059513	$145,616	1.25%	to	1.25%	1.22%	to	1.22%	27.22%	to	27.22%
2020	8,229	$17.339904	to	$17.339904	$142,699	1.25%	to	1.25%	0.90%	to	0.90%	(8.31)%	to	(8.31)%
Invesco V.I. Comstock Fund
2024	1,826	$34.756610	to	$34.756610	$63,471	1.25%	to	1.25%	0.02%	to	0.02%	13.43%	to	13.43%
2023	3,710	$30.640376	to	$30.640376	$113,685	1.25%	to	1.25%	1.26%	to	1.26%	10.71%	to	10.71%
2022	5,608	$27.677152	to	$27.677152	$155,224	1.25%	to	1.25%	1.48%	to	1.48%	(0.40)%	to	(0.40)%
2021	4,129	$27.789457	to	$27.789457	$114,741	1.25%	to	1.25%	1.66%	to	1.66%	31.39%	to	31.39%
2020	4,498	$21.150145	to	$21.150145	$95,123	1.25%	to	1.25%	2.12%	to	2.12%	(2.32)%	to	(2.32)%
Invesco V.I. American Franchise Fund
2024	29,775	$42.187821	to	$48.583262	$1,425,771	1.25%	to	2.35%	—%	to	—%	31.76%	to	33.21%
2023	31,533	$32.592683	to	$36.470205	$1,134,711	1.25%	to	2.20%	—%	to	—%	37.86%	to	39.18%
2022	32,912	$23.260297	to	$26.204140	$851,847	1.25%	to	2.35%	—%	to	—%	(32.72)%	to	(31.97)%
2021	45,185	$34.570320	to	$38.518657	$1,687,243	1.25%	to	2.35%	—%	to	—%	9.33%	to	10.54%
2020	50,422	$31.620519	to	$34.846806	$1,705,306	1.25%	to	2.35%	0.02%	to	0.08%	39.05%	to	40.59%
Allspring VT Index Asset Allocation Fund+
2024♦	—	$3.329336	to	$3.329336	$—	1.90%	to	1.90%	0.78%	to	0.78%	12.71%	to	12.71%
2023	7,616	$2.953968	to	$2.953968	$22,497	1.90%	to	1.90%	0.96%	to	0.96%	14.51%	to	14.51%
2022	7,616	$2.579759	to	$2.579759	$19,647	1.90%	to	1.90%	0.63%	to	0.63%	(18.59)%	to	(18.59)%
2021	7,616	$3.168721	to	$3.168721	$24,133	1.90%	to	1.90%	0.58%	to	0.58%	13.81%	to	13.81%
2020	7,616	$2.784114	to	$2.784114	$21,203	1.90%	to	1.90%	0.82%	to	0.82%	14.40%	to	14.40%
Allspring VT International Equity Fund+
2024♦	—	$1.213491	to	$2.498935	$—	1.15%	to	2.25%	2.21%	to	2.22%	(0.01)%	to	0.48%
2023	918,645	$1.213640	to	$2.487019	$1,719,714	1.15%	to	2.25%	1.74%	to	1.81%	13.23%	to	14.48%
2022	1,079,635	$1.071849	to	$2.172448	$1,730,812	1.15%	to	2.25%	4.09%	to	4.46%	(13.45)%	to	(12.50)%
2021	1,187,489	$2.482663	to	$17.060139	$2,149,031	1.15%	to	2.45%	1.34%	to	1.36%	4.79%	to	6.16%
2020	1,469,969	$2.338598	to	$16.280526	$2,630,313	1.15%	to	2.45%	3.03%	to	3.08%	2.35%	to	3.69%
Allspring VT Small Cap Growth Fund
2024	36,127	$32.278106	to	$39.230222	$1,329,554	1.15%	to	2.50%	—%	to	—%	16.13%	to	17.71%
2023	37,420	$27.794163	to	$33.327879	$1,173,902	1.15%	to	2.50%	—%	to	—%	1.78%	to	3.16%
2022	40,226	$27.308751	to	$32.306841	$1,228,737	1.15%	to	2.50%	—%	to	—%	(35.92)%	to	(35.05)%
2021	44,412	$42.619771	to	$49.742362	$2,092,714	1.15%	to	2.50%	—%	to	—%	5.27%	to	6.70%
2020	54,615	$40.486664	to	$46.619653	$2,425,531	1.15%	to	2.50%	—%	to	—%	54.20%	to	56.29%
Allspring VT Opportunity Fund
2024	61,597	$36.154257	to	$43.286401	$2,584,062	1.15%	to	2.50%	0.27%	to	0.27%	12.50%	to	14.03%
2023	69,412	$32.137070	to	$37.961169	$2,548,982	1.15%	to	2.50%	—%	to	—%	23.70%	to	25.38%
2022	76,725	$25.979024	to	$30.276112	$2,248,638	1.15%	to	2.50%	—%	to	—%	(22.57)%	to	(21.52)%
2021	83,866	$33.552354	to	$38.577114	$3,136,411	1.15%	to	2.50%	0.24%	to	0.25%	21.98%	to	23.64%
2020	85,289	$27.506512	to	$31.202215	$2,592,865	1.15%	to	2.50%	0.64%	to	0.67%	18.33%	to	19.94%
Columbia Variable Portfolio - Large Cap Growth Fund
2024	847,973	$32.624824	to	$35.931856	$30,243,051	1.25%	to	2.35%	—%	to	—%	28.28%	to	29.70%
2023	945,702	$25.431881	to	$27.703673	$25,971,385	1.25%	to	2.35%	—%	to	—%	39.84%	to	41.39%
2022	989,331	$18.001790	to	$19.593962	$19,249,522	1.25%	to	2.50%	—%	to	—%	(33.08)%	to	(32.24)%
2021	1,086,820	$26.900792	to	$28.915593	$31,193,057	1.25%	to	2.50%	—%	to	—%	25.56%	to	27.13%
2020	1,176,060	$21.425127	to	$22.744106	$26,594,099	1.25%	to	2.50%	—%	to	—%	31.41%	to	33.06%
Columbia Variable Portfolio - Overseas Core Fund
2024	234,386	$12.926131	to	$14.299507	$3,275,685	1.25%	to	2.40%	—%	to	4.12%	0.79%	to	1.96%
2023	269,637	$12.824712	to	$14.025099	$3,692,196	1.25%	to	2.40%	1.63%	to	2.93%	12.59%	to	13.89%
2022	274,009	$11.313684	to	$12.314470	$3,311,479	1.25%	to	2.50%	0.75%	to	0.76%	(17.00)%	to	(15.96)%
2021	290,753	$13.631604	to	$14.653008	$4,191,342	1.25%	to	2.50%	1.08%	to	1.10%	7.03%	to	8.38%
2020	380,306	$12.735735	to	$13.519989	$5,058,947	1.25%	to	2.50%	1.44%	to	1.44%	6.14%	to	7.47%
CTIVP® - Principal Blue Chip Growth Fund
2024	308,096	$28.507087	to	$31.534887	$9,584,893	1.25%	to	2.40%	—%	to	—%	18.54%	to	19.91%
2023	374,882	$24.047876	to	$26.298126	$9,711,181	1.25%	to	2.40%	—%	to	—%	36.23%	to	37.81%
2022	406,519	$17.532815	to	$19.083456	$7,676,073	1.25%	to	2.50%	—%	to	—%	(29.79)%	to	(28.90)%
2021	447,680	$24.970289	to	$26.840519	$11,907,334	1.25%	to	2.50%	—%	to	—%	15.65%	to	17.10%
2020	513,355	$21.592082	to	$22.921194	$11,679,896	1.25%	to	2.50%	—%	to	—%	28.68%	to	30.29%
AST International Equity Portfolio
2024	3,449	$11.061440	to	$11.093246	$38,260	1.45%	to	1.60%	—%	to	—%	3.78%	to	3.94%
2023♦	3,449	$10.658144	to	$10.692318	$36,812	1.25%	to	1.60%	—%	to	—%	6.58%	to	6.92%
PSF PGIM Jennison Blend Portfolio
2024	7,102	$14.066980	to	$14.157448	$100,101	1.25%	to	1.80%	—%	to	—%	23.56%	to	24.24%
2023♦	5,318	$11.384517	to	$11.394947	$60,554	1.25%	to	1.80%	—%	to	—%	13.85%	to	13.95%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2024 and through April 16, 2025, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Independent Auditor's Report
Annual Consolidated Financial Statements
As of December 31, 2024 and 2023
For the Years Ended December 31, 2024, 2023 and 2022

[1]Any remaining schedules provided for in Regulation S-X 210.7-05 are omitted because they are either not applicable or the relevant information is provided elsewhere in the notes to the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate.

Certain Assumptions Used in the Valuation of Market Risk Benefits – Refer to Notes 1, 5 and 12 to the financial statements
Critical Audit Matter Description
The Company has historically issued and assumes via reinsurance certain guarantees and product features on Variable Annuity (VA) and Fixed Indexed Annuity (FIA) products which protect the contract holder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as Market Risk Benefits (MRBs). MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheet as there is not legal right of offset between contracts.

The fair value of MRBs is measured as the present value of expected future benefits payments to contract holders, less the present value of expected fees attributable to the MRB, if applicable. The Company estimates these cash flows using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions about policyholder behavior, such as: withdrawal utilization, withdrawal rates, and lapses.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of MRBs, specifically discount rates, nonperformance risk, and actuarially determined assumptions about policyholder behavior, included the following, among others:
•With the involvement of our valuation and actuarial specialists, we:
◦Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions.
◦Developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences.
•We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•Evaluated the methods and assumptions used by management to identify potential bias in the determination of the MRBs.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 3, 2025

We have served as the Company's auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Balance Sheets

(in millions, except share data)	As of December 31,
	2024	2023
Assets
Investments
Fixed maturities, available-for-sale, at fair value (net of allowance for credit losses: $4 and $16; amortized cost: $15,532 and $17,335; related party: $56 and $9)	$13,105	$14,854
Fixed maturities, at fair value using the fair value option (related party: $43 and $27)	326	252
Equity securities, at fair value	134	182
Mortgage loans (net of allowance for credit losses: $16 and $26)	1,835	2,019
Policy loans (related party: $(6) and $(6))	1,565	1,528
Investment funds (portion at fair value: $270 and $238; related party: $110 and $51)	1,302	1,428
Other investments (portion at fair value: $234 and $35)	334	35
Short-term investments, at fair value (related party: $540 and $440)	1,337	1,181
Total investments	19,938	21,479

Cash	494	421
Reinsurance recoverables (net of allowance for credit losses: $8 and $18; portion at fair value: $1,052 and $1,242; related party: $8,682 and $9,468)	35,576	37,706
Market risk benefits	742	578
Value of business acquired and deferred acquisition costs (related party: $76 and $114)	415	457
Deferred income taxes (related party: $242 and $(78))	768	828
Goodwill and other intangible assets, net	143	149
Other assets	526	420
Separate account assets	91,480	89,514
Total assets	$150,082	$151,552

Liabilities and Stockholder's Equity
Liabilities
Reserve for future policy benefits	$19,134	$19,379
Other policyholder funds and benefits payable (portion at fair value: $636 and $536; related party: $474 and $526)	27,067	29,502
Market risk benefits	874	1,074
Funds withheld liability (portion at fair value: $(115) and $(157); related party: $8,749 and $9,148)	9,790	10,210
Other liabilities (portion at fair value: $34 and $57; related party: $62 and $33)	999	811
Separate account liabilities	91,480	89,514
Total liabilities	149,344	150,490

Commitments and Contingencies (Note 15)
Stockholder's Equity
Common stock (1,000 shares authorized, issued, and outstanding; par value: $5,690 per share)	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss (related party: $(737) and $(580))	(1,155)	(1,325)
Retained earnings	10	504
Total stockholder's equity	738	1,062

Total liabilities and stockholder’s equity	$150,082	$151,552

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Operations

	Year Ended December 31,
(in millions)	2024	2023	2022
Revenues
Premiums (related party: $(61), $(56), and $(27))	$84	$88	$99
Policy charges and fee income (related party $(322), $(304), and $(320))	629	646	509
Net investment income (related party: $(382), $(380), and $(136))	515	590	778
Investment related losses, net (related party: $104, $361, and $696)	(493)	(929)	(76)
Total revenues	735	395	1,310

Benefits, Losses and Expenses
Benefits and losses (remeasurement loss (gain): $101, $(17), and $10; related party: $(488), $(276), and $(117))	449	307	521
Change in market risk benefits (related party: $155, $77, and $4)	(137)	(305)	(295)
Amortization of value of business acquired and deferred acquisition costs (related party: $10, $14, and $19)	52	55	61
Insurance operating costs and other expenses (related party: $(133), $(136), and $(119))	313	334	301
Total benefits, losses and expenses	677	391	588

Income before income taxes	58	4	722

Income tax expense (benefit) (related party: $(46), $(12), and $90)	(20)	(39)	107
Net income	$78	$43	$615

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31,
(in millions)	2024	2023	2022
Net income	$78	$43	$615

Other comprehensive income (loss), net of tax
Unrealized gain (loss) on available-for-sale securities without an allowance for credit losses	28	675	(2,606)
Unrealized gain (loss) on cash flow hedges	(2)	4	(27)
Gain (loss) related to discount rate for reserve for future policy benefits (related party: $(157), $182, and $(762))	156	(212)	873
Gain (loss) related to credit risk for market risk benefits	(13)	(133)	96
Other comprehensive income (loss), net of tax	169	334	(1,664)

Comprehensive income (loss)	$247	$377	$(1,049)

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Changes in Stockholder's Equity

(in millions)	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total
Balance as of January 1, 2022	$6	$1,877	$5	$421	$2,309
Net income	—	—	—	615	615
Other comprehensive loss	—	—	(1,664)	—	(1,664)
Balance as of December 31, 2022	6	1,877	(1,659)	1,036	1,260

Net income	—	—	—	43	43
Other comprehensive income	—	—	334	—	334
Dividends	—	—	—	(575)	(575)
Balance as of December 31, 2023	6	1,877	(1,325)	504	1,062

Net income	—	—	—	78	78
Other comprehensive income	—	—	169	—	169
Sale of consolidated subsidiary to parent	—	—	1	(1)	—
Dividends	—	—	—	(571)	(571)
Balance as of December 31, 2024	$6	$1,877	$(1,155)	$10	$738

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows

	Year Ended December 31,
(in millions)	2024	2023	2022
Operating Activities
Net income	$78	$43	$615

Adjustments to reconcile net income to net cash provided by operating activities:
Investment related losses, net (related party: $(104), $(361), and $(696))	493	929	76
Amortization of unearned revenue reserves (related party: $(53), $(56), and $(5))	(113)	(118)	(68)
Amortization of value of business acquired and deferred acquisition costs (related party: $9, $14, and $19)	52	55	61
Depreciation and amortization	140	167	227
Deferred income taxes (related party: $(46), $(12), and $90)	15	(37)	124
Interest credited on investment and universal life-type contracts	532	370	481
Change in market risk benefits (related party: $155, $77, and $4)	(137)	(305)	(295)
Other operating activities, net (related party: $(417), $382, and $136)	(486)	(571)	(40)

Changes in operating assets and liabilities:
Reinsurance recoverables (related party: $509, $(510), and $198)	20	178	(741)
Reserve for future policy benefits	394	92	228
Other assets and liabilities (related party: $98, $447, and $0)	39	328	91
Net proceeds from reinsurance transactions	—	—	121
Net cash provided by operating activities	1,027	1,131	880

Investing Activities
Proceeds from sales, maturities, and prepayments of:
Fixed maturities	3,164	2,182	6,185
Equity securities	79	6	26
Mortgage loans	236	588	258
Investment funds (related party: $18, $1, and $0)	350	295	64
Consolidated subsidiary to parent	16	—	—
Other investments	—	6	—
Payments for purchases of:
Fixed maturities (related party: $(74), $(32), and $0)	(1,848)	(1,200)	(4,607)
Equity securities	(1)	(2)	(22)
Mortgage loans	(87)	(132)	(667)
Investment funds (related party: $(68), $(44), and $0)	(126)	(126)	(158)
Other investments	(99)	—	—
Net proceeds from (payments for):
Reverse repurchase program	—	—	25
Policy loans	(37)	(33)	(11)
Derivatives	(443)	(913)	(559)
Short-term investments (related party: $(100), $(340), and $(100))	(125)	287	(255)
Net cash provided by investing activities	1,079	958	279

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
(in millions)	2024	2023	2022
Financing Activities
Investment and universal life-type contracts:
Deposits and other additions	2,908	2,693	2,033
Withdrawals and other deductions	(9,801)	(10,635)	(8,109)
Net transfers from separate accounts	5,498	6,799	5,140
Net change in securities loaned or sold under agreements to repurchase	(67)	(123)	(99)
Dividends to parent	(571)	(575)	—
Net cash used for financing activities	(2,033)	(1,841)	(1,035)

Net increase in cash	73	248	124
Cash at beginning of period	421	173	49
Cash at end of period	$494	$421	$173

Supplemental Disclosure of Cash Flow Information:
Net income taxes received (paid)	$(19)	$(74)	$142

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)
1.Basis of Presentation and Significant Accounting Policies
Talcott Resolution Life Insurance Company, together with its subsidiaries, (collectively, "TL", the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States (“U.S.”) and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company, and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG", "the Group").
Basis of Presentation
The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities to which we are subject.
Consolidation
The consolidated financial statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. All intercompany transactions and balances between TL and its subsidiaries have been eliminated. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method.
Use of Estimates
The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions affecting the reported amount of assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that are uncertain and subject to change. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ materially from these estimates.
Our principal estimates impact the following reported amounts and disclosures:
•Fair value of investments;
•Impairment of investments and allowance for credit losses (“ACL”);
•Derivatives valuation, including embedded derivatives;
•Market risk benefits (“MRB”);
•Reserve for future policy benefits;
•Valuation allowances on deferred tax assets (“DTA”);
•Evaluation of goodwill for impairment.
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the consolidated financial statements. Additional details regarding these estimates and related assumptions are discussed in the following description of significant accounting policies and the related footnote disclosures.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has one reportable segment: life and retirement products. The segment is comprised of variable annuities ("VA"), fixed annuities, payout annuities, fixed indexed annuities ("FIA"), and private-placement life insurance products (inclusive of universal life products, such as corporate-owned life insurance (“COLI"). The Company derives revenue exclusively from external customers and manages the business activities on a consolidated basis. The Company’s chief operating decision maker ("CODM") is the Group Chief Executive Officer. The CODM regularly reviews only the consolidated statements of operations and as such, consolidated net income is the measure of segment profit or loss used by the CODM to evaluate how the Company supports the generation of regulatory surplus and how to allocate capital among the Group.
Refer to Note 2 - Segment Information for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Investments
Fixed Maturities
Fixed maturities consist    of debt securities including bonds, structured securities, redeemable preferred stock and commercial paper. Structured securities include asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”). Most of these investments are classified as available-for-sale (“AFS”) and are carried at fair value, net of ACL. Unrealized gains and losses (i.e., after-tax difference between fair value and cost or amortized cost) not attributable to ACL are reflected in equity as a component of accumulated other comprehensive loss ("AOCI").
Equity Securities
Equity securities are carried at fair value with any changes in fair value recorded in investment related losses, net in the consolidated statements of operations.
Mortgage Loans
Mortgage loans are carried at the outstanding principal balance adjusted for unamortized premiums and discounts, net of ACL. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate, adjusted for amortization of premiums and accretion of discounts.
Policy Loans
Policy loans are carried at outstanding principal balance, which approximates fair value. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Investment Funds
Investment funds principally represent limited partnerships (“LPs”) and other similar legal entity structures accounted for under the equity method. Under the equity method, investments are generally carried based on the Company’s pro rata ownership percentage in the net assets of the investee, and the Company’s share of earnings is included in net investment income.
Recognition of income related to investment funds is often delayed due to the availability of the related financial information, which are generally obtained from the entity’s managers, general partners, or managing members and may be reported on a lag of up to three months. Accordingly, income for the years ended December 31, 2024 and 2023 and 2022 may not include the full impact of current year changes in valuations of the underlying assets and liabilities of the funds for that same calendar year.
Other Investments
Other investments consist of derivative instruments, and insurance company-owned life insurance (“ICOLI”). Derivative instruments are carried at fair value. ICOLI investments are carried at the net realizable amount, which is generally represented by the cash surrender value of the insurance policy.
Short-Term Investments
Short-term investments include financial instruments with remaining maturities less than twelve months when purchased. Short-term investments include financial instruments that would otherwise qualify as cash equivalents but are acquired with the primary objective of earning investment income, which make up $735 and $714 of the carrying amount as of December 31, 2024 and 2023, respectively.
Short-term loans and short-term investments that would otherwise qualify as cash equivalents are carried at fair value, where amortized cost approximates fair value. Short-term debt securities are generally classified as AFS and accounted for consistent with our policies for fixed maturities described above.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Funds Withheld Liability
A funds withheld liability is recorded for funds contractually withheld by the Company under modified coinsurance arrangements in which the Company is the cedant. The assets are primarily held in trust accounts established by the Company, and the Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results.
The funds withheld liability is carried at the fair value of the underlying investments, net of any payables and receivables of the reinsurance arrangement. The funds withheld liability is measured as the total of the host contract, which we have assessed as the book value of assets, and the embedded derivative, which we have assessed as the net unrealized gains or losses on the underlying assets as the ceding insurer is obligated to pay the total return on the underlying investments. We record the total return of the funds withheld liability within net income (inclusive of the return on both the host contract and the embedded derivative). We allocate the total return between net investment income, measured as a risk-free rate on the host contract, and investment related losses, net, measured as the difference between the total return and net investment income.
Fair Value Option
The Company has elected the fair value option (“FVO”) for certain corporate bonds included in fixed maturities, and investment funds. Where elected, changes in fair value of investments are recorded within investment related losses, net.
Refer to Note 5 — Fair Value Measurements for additional details regarding investments for which the Company has elected the FVO.
Impairment of Investments and the Allowance for Credit Losses
We periodically evaluate our fixed maturities, mortgage loans, and other financial instruments for credit losses. Subsequent recoveries of credit losses are recognized as reversals of the ACL with a corresponding reversal recorded as a component of investment related losses, net. Additionally, for any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance, we establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
Fixed Maturities
We review our fixed maturities for declines in fair value that could be impairment related, or attributable to credit risk factors that may require an ACL. If we intend to sell a debt security where amortized cost exceeds fair value, or we determine it is more likely than not that we will be required to sell a debt security before recovery of amortized cost, we determine an impairment has occurred and amortized cost is written down to fair value with a corresponding charge recorded as a component of investment related losses, net.
If amortized cost exceeds fair value, but we do not intend to sell a security and we determine it is not more likely than not that we will be required to sell before recovery of amortized cost, we evaluate the security for indicators of a credit loss that may require an ACL. We evaluate a number of factors to determine whether a decline in fair value is attributable to a credit loss, including but not limited to: market interest rates and issuer credit ratings and outlooks. The significance of the decline in fair value is a factor in our analysis, but is generally not determinative in whether we record a credit loss, as other factors are often more relevant in our evaluation of a security. If we determine a credit loss has occurred, we record as an ACL with a corresponding charge recorded as component of investment related losses, net. The remaining change in fair value is recorded in equity as a component of AOCI.
Mortgage Loans
We monitor individual loan performance, and with the exception of individually identified loans where the borrower is experiencing financial difficulty, we pool loans with homogeneous risk characteristics for purposes of estimating lifetime credit losses and measuring an ACL.
Refer to Note 3 - Investments for further details regarding the ACL for fixed maturities and mortgage loans.
Other Financial Instruments
We also evaluate other financial instruments, such as reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss is based on historical loss data, current conditions, and reasonable and supportable forecasts and recorded as an ACL, consistent with treatment of fixed maturities and mortgage loans.
Refer to Note 6 - Reinsurance for further details regarding the ACL for reinsurance recoverables.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Investment Income
The components of net investment income include:
•Interest income from debt securities, mortgage loans, and interest rate swaps, which is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments;
•Prepayment fees and make-whole payments on debt securities and mortgage loans, which are recognized when earned;
•Dividends for equity securities, which are recognized on the ex-dividend date;
•Share of earnings for the Company's interests in investment funds, which is recognized when reported in the investee’s financial statements;
•A portion of the change in funds withheld, measured as the risk-free return on the host contract;
•A reduction for investment expenses.
Investment Related Losses, Net
The components of investment related losses, net include:
•Realized gains and losses on the sale of investments, determined on a specific identification basis;
•Fair value changes in equity securities;
•Fair value changes in derivative contracts (both freestanding and embedded, including the embedded derivative within funds withheld) that do not qualify, or are not designated, as a hedge for accounting purposes;
•Fair value changes for investments where the FVO has been elected;
•Impairments and changes in the ACL on AFS debt securities, mortgage loans, and reinsurance recoverables;
•Foreign currency transaction remeasurements.
Accrued Interest Receivable
Accrued interest receivable on AFS debt securities and mortgage loans are recorded in other assets on the consolidated balance sheets and are not included in the carrying value of the investment. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due or in other circumstances in which management deems the interest uncollectible. Write-offs of accrued interest receivable are recorded as a credit loss component of investment related losses, net.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIE") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIE exposures to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s consolidated financial statements.
Refer to Note 3 — Investments for additional details regarding the Company’s investments in VIEs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Non-Consolidated Variable Interest Entities
The Company, through normal investment activities, makes passive investments in LP and similar legal entity structures which are reported in investment funds on the Company’s consolidated balance sheets. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments.
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are reported in fixed maturities, on the Company’s consolidated balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIE, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIE, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Derivative Instruments
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or other underlying notional amounts. We regularly invest in derivatives to hedge the risks inherent in our business, such as interest rate, equity market, issuer credit, currency exchange, or market volatility. We may also invest in derivatives to manage liquidity or engage in synthetic replication transactions. Derivatives are carried on the consolidated balance sheets at fair value and are reported in other investments and other liabilities. We have master netting agreements with certain of our counterparties that provide the legal right of offset and allow for the netting of our derivative asset and liability positions by counterparty. Where applicable, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of derivatives executed by a legal entity and with the same counterparty or under a master netting agreement.
On the date the derivative contract is entered into, the Company designates the derivative as either:
•a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow hedge”), or
•held for other investment and/or risk management purposes, which do not qualify for hedge accounting and primarily involves managing asset or liability related risks.
We formally document all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking each hedge transaction. The documentation identifies how the hedging instrument (i.e., the derivative) is expected to hedge the designated risk (i.e., the specific forecasted transactions) and the method that will be used to assess the hedging instrument’s effectiveness.
To qualify for hedge accounting, the hedging instrument must be assessed as highly effective in offsetting the designated risk. We formally assess hedge effectiveness quarterly and at each hedge’s inception. This assessment is primarily performed using quantitative methods as well as qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
For derivatives that are designated and qualify as cash flow hedges, including foreign-currency cash flow hedges, the gain or loss on the derivatives are recorded in OCI and are reclassified into net income in the same period during which the hedged transaction impacts net income. Gains and losses on derivatives that are reclassified from AOCI to net income, as well as periodic net coupon settlements, are included in the line item within the consolidated statements of operations in which the cash flows of the hedged transaction are reported. On the consolidated statements of cash flows, cash flows from derivatives are presented in the same category as the cash flows from the hedged transaction.
We discontinue hedge accounting prospectively if:
•it is determined that the qualifying criteria are no longer met;
•the derivative is no longer designated as a hedging instrument; or
•the derivative expires or is sold, terminated or exercised.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
When cash flow hedge accounting is discontinued because we become aware that it is no longer probable that the forecasted transaction will occur, the derivative continues to be carried at fair value on the consolidated balance sheets, and gains and losses previously recorded in OCI and reported in AOCI are reclassified to net income in the period that hedge accounting is discontinued. In other situations where hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged transaction.
Investments in derivatives for other investment or risk management activities do not receive hedge accounting treatment and primarily relate to strategies used to reduce economic risk or replicate permitted investments. Gains and losses on such derivatives, including periodic net coupon settlements, are reported in the consolidated statements of operations as a component of investment related losses, net.
Embedded Derivatives
The Company purchases and historically issued and assumed financial instruments and products that contain embedded derivative instruments that we record with the associated host contract. For measurement purposes, we bifurcate the embedded derivative from the host contract when we determine that both of the following are true:
•the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and
•a separate instrument with the same terms would qualify as a derivative instrument.
The embedded derivative is presented on the same financial statement line item as the host contract and is carried at fair value with changes in fair value recorded as a component of investment related losses, net.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. The Company manages the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. The Company monitors counterparty credit exposure on a regular basis to ensure compliance with Company policies and statutory limitations. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties, mitigated by or potential payment obligations from the Company to its counterparties which meet the criteria for offset.
The Company generally requires that over-the-counter (“OTC”) derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association agreements which are structured by legal entity and by counterparty and permit right of offset. OTC-cleared derivatives are governed by clearinghouse rules, which act as an independent valuation source and reduce exposure to credit risk through daily variation margin requirements. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7.
Cash
Cash is carried at cost and includes cash on hand, demand deposits with banks or other financial institutions, money market funds, and all highly liquid debt instruments purchased with an original maturity of three months or less.
Reinsurance
The Company enters into reinsurance transactions with related parties and unaffiliated insurer counterparties for a variety of reasons, including strategic business growth opportunities (for assumed transactions) and capital and risk management (for ceded transactions). Ceded reinsurance arrangements do not discharge the Company’s liability as the primary insurer, and failure of counterparties to honor their obligations could result in losses to the Company. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company, and the Company regularly evaluates concentrations of credit risk and the financial condition of its reinsurers.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
We assume insurance from and cede insurance to our counterparties using a variety of structures, including: coinsurance, coinsurance with funds withheld, modified coinsurance, and yearly renewable term. For an agreement to qualify for reinsurance accounting, it must include insurance risk (inclusive of underwriting, investment, and timing risk) and satisfy risk transfer conditions that include a reasonable possibility of a significant loss for the assuming entity. If an arrangement does not meet risk transfer requirements, the Company accounts for the arrangement using deposit accounting (i.e., as a financing transaction).
Reinsurance recoverables are generally recognized and measured consistent with the liabilities of the underlying contracts. Reinsurance recoverables include balances due from counterparties for paid and unpaid losses and are presented net of an ACL, which is based on the expectation of potential lifetime credit loss from the counterparty. Premiums and benefits and losses reflect the net effects of assumed and ceded reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. For assumed reinsurance of existing in-force blocks, a net loss on reinsurance is recorded as deferred acquisition costs (“DAC”) and a net gain on reinsurance is recorded as unearned revenue reserves (“URR”). Certain MRBs have also been reinsured, and these are reflected within reinsurance recoverables on the consolidated balance sheets.
Under coinsurance arrangements, reserves and invested assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer holds the assets supporting the reserves in a trust for the benefit of the ceding insurer.
Refer to Note 6 - Reinsurance for additional information related to the various trusts maintained by the Company.
Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer; however, invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically settle investment returns with respect to the invested assets. Under modified coinsurance arrangements, both the ceded reserves and the invested assets that support the reserves are legally retained by the ceding insurer, and the counterparties periodically net settle profit and loss with respect to both the investment returns and the underlying insurance obligations.
Both modified coinsurance and coinsurance with funds withheld arrangements require the ceding insurer to establish a mechanism which legally segregates the invested assets. The Company maintains the right of offset on general account assets and liabilities reinsured on both a coinsurance with funds withheld and modified coinsurance basis, but we have elected to present balances due from and due to reinsurance counterparties on a gross basis, as reinsurance recoverables and funds withheld liability for ceded reinsurance or funds withheld at interest for assumed reinsurance on the consolidated balance sheets. Separate account assets and liabilities assumed on a modified coinsurance basis are reported on a net basis on the consolidated balance sheets. Revenues from the reinsurance of separate accounts, however, is recorded as premiums or policy charges and fee income on the consolidated statements of operations.
Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances
Value of Business Acquired
Value of business acquired (“VOBA”) is an intangible asset that represents the portion of a purchase price allocated to the estimated value of the right to receive future cash flows and earnings of acquired insurance and investment contracts. It is determined as of the date of the acquisition for the acquired contracts in-force, and positive VOBA is initially measured as the excess of book value of the policy liabilities over the actuarially estimated present value of future cash flows. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company tests the aggregate recoverability of positive VOBA by comparing the existing balance to the present value of future profitability.
For certain transactions, the fair value of cash flows related to acquired insurance and investment contracts results in an obligation which exceeds the book value of policy liabilities, requiring additional reserves (“negative VOBA”). Negative VOBA is presented separately from VOBA as an additional reserve included either in the reserve for future policy benefits or other policyholder funds and benefits payable on the balance sheets, depending on the presentation for the underlying contracts generating the amount.
Deferred Acquisition Costs
As noted in the Reinsurance section above, specific to assumed block reinsurance, the excess of reserves and ceding commission over assets received is recorded as DAC. In addition, incremental direct costs such as commissions are capitalized when incurred if directly related to the successful acquisition of new or existing insurance contracts and incurred on a non-level or non-recurring basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Unearned Revenue Reserve
As noted in the Reinsurance section above, a net gain on assumed reinsurance resulting from the excess of asset received over reserves and ceding commissions is recorded as URR within other policyholder funds and benefits payable on the consolidated balance sheets.
Amortization of Deferred Acquisition Costs and Other Balances
The Company amortizes VOBA, DAC, URR and other balances (e.g., adjustments associated with FIA MRBs) through net income on a constant-level basis over the expected term for a group of contracts (i.e., cohorts), using the same cohorts used to estimate the related liabilities for those contracts. Inputs and assumptions are required for determining the expected term of contracts and are consistent with those used to estimate the related liabilities. The determination of such assumptions uses actuarially accepted methods to estimate decrement rates related to policyholder behavior for lapses, withdrawals (surrenders) and mortality.
The constant-level basis approximates a pattern of straight-line amortization at an individual contract level, and uses a basis specific to the underlying product, generally policy counts or gross premiums. The amortization rate is calculated at the end of each reporting period and is inclusive of actual experience for the reporting period and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period. Amortization can never result in an increase of the VOBA, DAC or URR balance initially established.
Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for further information.
Income Taxes
We measure income taxes using the asset and liability method, where deferred income taxes are recognized to represent the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. We evaluate the likelihood of realizing the benefit of the DTA, and if required, record a valuation allowance to reduce the total DTA, net of valuation allowance, to an amount that will more likely than not be realized. The Company classifies interest and penalties (if applicable) as income tax expense in the consolidated statements of operations.
Refer to Note 14 - Income Taxes for additional information.
Goodwill
Goodwill represents the excess of the purchase price of an acquired business over the fair value of identifiable net assets acquired and is allocated to identified reporting units. Goodwill is not amortized but is evaluated for impairment on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment evaluation includes a qualitative assessment and, when considered necessary, a quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, we then perform a quantitative assessment. If the carrying values of the reporting units exceed their fair value, an impairment loss is recognized and the carrying amount of goodwill is adjusted.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.
Other Intangible Assets
Other intangible assets with definite lives consist of software amortized over a period not to exceed seven years. Other intangible assets with indefinite lives primarily consist of state insurance licenses and are not amortized but are reviewed annually in the Company’s impairment evaluation. They will be tested for impairment more frequently if an event occurs or circumstances change to indicate the fair value of indefinite-lived other intangible assets is less than the carrying value.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Separate Accounts
The Company has issued VA and life insurance contracts through its separate accounts, which represent funds maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, with the exception of any contractual minimum guarantees made by the Company with respect to certain accounts, which are considered MRBs. The Company’s separate accounts include the variable account value portion of VA, variable life insurance products and individual, institutional, and governmental investment contracts. The Company has reinsured certain separate accounts on a modified coinsurance basis to related parties and unaffiliated reinsurers.
Separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. We report separate account assets as a summary total based on the fair value of the underlying investments. A corresponding summary total of separate account liabilities is reported at an amount equal to separate account assets and represents the account balance to be returned to the contractholder. The investment risk is solely borne by the contractholders and investment income and investment related and unrealized gains and losses of the separate accounts directly accrue to the contractholders; therefore, they are not recognized in the consolidated statements of operations. The Company recognizes fee income for investment management, certain administrative services and cost of insurance charges.
Refer to Note 9 - Separate Accounts for additional information and Note 12 - Market Risk Benefits for further information.
Reserve for Future Policy Benefits
Reserve for future policy benefits represent estimated insurance liabilities and primarily consist of the liability for future policy benefits (“LFPB”) and deferred profit liability (“DPL”) related to life-contingent payout annuities, as well as additional liabilities for universal life with secondary guarantee ("ULSG") contracts. Reserve for future policy benefits also consists of LFPB related to traditional long-duration insurance reserves for whole life and guaranteed term life insurance and other contracts.
Liability for Future Policy Benefits
The LFPB includes reserves for life-contingent contract annuitizations, including structured settlements and terminal funding agreements and traditional life insurance contracts. Insurance contracts are grouped into cohorts based on issue year and contract type for purposes of recognizing the LFPB. For contracts acquired through an inforce reinsurance arrangement or business combination, multiple issue years prior to the acquisition date are generally aggregated for purposes of identifying a single, issue-year cohort as of the acquisition date.
The LFPB is calculated using standard actuarial methods, which consider the present value of future benefits and related expenses to be paid, less the present value of the portion of future premiums required. Such calculations are measured using updated cash flow and discount rate assumptions. The Company updates the LFPB at least quarterly for actual experience and future cash flow assumptions are evaluated at least annually. Cash flow assumptions include, among others, mortality and lapse rates, and are reviewed and updated, as needed, following the Company’s assumption review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. The effect on the LFPB attributable to updates for actual experience and updates in cash flow assumptions are both recorded as benefits and losses. However, actual experience (e.g., paid claims) is reported as benefits and losses while remeasurement of the LFPB for the effect of cash flow assumption updates is reported as a separate remeasurement gain or loss.
The LFPB is computed at amounts that, with additions from interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations as they become due or in the event of an insured’s death.
Cash flows are discounted using an upper-medium grade, fixed-income instrument yield (the equivalent of a low credit risk, Single A corporate bond rate). We establish the upper-medium grade yield for each cohort as of contract inception. For contracts issued evenly throughout a reporting period (or subsequent annuitizations for life-contingent payout annuities), a weighted-average discount rate is calculated on a quarterly basis. For contracts acquired through an inforce reinsurance arrangement or business combination, the contract inception date is identified as the acquisition date. In subsequent measurement periods, reserve accretion is calculated using the locked-in yield curve established at contract inception and is recorded as benefit expense through net income.
The LFPB is additionally remeasured each reporting period using current upper-medium grade yields, and the effect on the LFPB attributable to changes in the discount rate is recorded in OCI. When developing an upper-medium grade yield curve, the Company maximizes the use of observable data as of each valuation date to reflect the duration characteristics of the insurance liabilities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Deferred Profit Liability
The DPL is recognized at contract inception of limited-payment contracts and represents the profit margin in premiums paid over a shorter duration than the claim payment period. The DPL accretes interest similar to the LFPB and is amortized in a constant relationship with expected future benefits payments for annuity contracts and insurance in force for life contracts. Amortization is recognized in benefits and losses within the consolidated statements of operations.
Consistent with the LFPB, the Company updates the DPL at least quarterly for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the DPL attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations.
Additional Liabilities for Other Insurance Benefits
Additional liabilities for other insurance benefits primarily relate to ULSG benefits which provide additional protection against policy termination and may continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. The reserve is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected contract assessments and investment margin. Present values are determined using the contract rate, and interest accrues on the liability using the same rate. The reserve is reduced by the amount of cumulative excess payments but is never reduced below zero. Consistent with the LFPB, the reserve calculation is updated on a quarterly basis for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the additional liabilities attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations.
Refer to Note 10 - Reserve for Future Policy Benefits for additional information regarding the liability for future policy benefits and additional liabilities for other insurance benefits.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily consists of policyholder account balances (“PAB”), URR, negative VOBA, and other balances. Refer to the Reinsurance and VOBA policy sections above for additional information on URR and negative VOBA. Other balances primarily include FIA host offsets, which are amounts used to offset the value of the MRB at contract inception and is further described in the MRB policy section below.
Policyholder Account Balances
PABs represent the fixed contract value that has accrued to the benefit of the policyholder as of the balance sheet date and are applicable for non-life contingent payout annuities and contracts with explicit account values, including VA, fixed annuities, COLI, and other investment or universal life-type contracts (“UL”). This liability is primarily measured as accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability recognized for non-life contingent payout annuities, including structured settlements, is measured as the present value of future payments using the effective yield at contract inception. Significant changes in experience or assumptions related to PABs for UL-type products may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
FIA contract balances appreciate based on a guaranteed minimum crediting rate or the performance of market indices and generally protect the contract owner against loss of principal. FIAs allow the policyholder to elect a fixed interest rate return or an equity market index and may include living withdrawal benefits or enhanced annuitization benefits.
For FIA contracts where an equity market index is elected, the account value attributable to equity performance, is not clearly and closely related to the host contract and is recognized as an embedded derivative. The host contract, identified as the non-variable guaranteed minimum contract value, is initially measured as the contract inception account value less a host contract adjustment equal to the initial fair value of the embedded derivative. The PAB liability reported on the consolidated balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies and is derived using assumptions to estimate future account values. The embedded derivative cash flows are discounted using a rate that reflects our own credit rating. The host contract adjustment is subsequently accreted over the underlying policy’s expected life using a locked-in accretion rate determined at contract issuance.
Refer to Note 11 - Other Policyholder Funds and Benefits Payable and Note 5 - Fair Value Measurements for additional information.
Market Risk Benefits
The Company historically issued and assumes via reinsurance certain guarantees and product features on VA and FIA products which protect the contractholder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as MRBs, which include guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) for VA products, as well as guaranteed lifetime withdrawal benefit (“GLWB”) and expected annuitization benefits for FIA products.
MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheets as there is no legal right of offset between contracts.
The fair value of MRBs is measured as the present value of expected future benefits payments to contractholders, less the present value of expected fees attributable to the MRB, if applicable. The cash flows associated with MRBs are discounted utilizing a risk-free discount rate, plus an applicable credit spread for the instrument-specific credit risk (“ISCR”). To estimate the appropriate credit spread, the Company considers its own credit risk for directly written and assumed contracts and the reinsurer’s credit risk for reinsured MRBs. Changes in the fair value of MRBs are recorded as the change in MRBs in the consolidated statements of operations, excluding portions attributed to changes in the Company’s own credit risk, which are recorded in OCI. For reinsured MRBs, changes in the MRB attributable to changes in the reinsurer’s nonperformance risk are recognized as part of the change in MRBs in the consolidated statements of operations.
At contract inception, we assess the fees and assessments collectible from the policyholder and to the extent they are attributable to the MRB, identify them as attributed fees to be used in MRB measurement. MRBs are measured and recognized at contract inception using this attributed fee method, and for FIA contracts with a day 1 MRB liability, an equivalent contra-liability, referred to as a host offset, is recognized in other policyholder funds and benefits payable on the consolidated balance sheets.
Upon annuitization of the contract or the extinguishment of the account balance, the MRB, related annuity contract and unamortized deferred costs are derecognized, including amounts within AOCI, and a LFPB and DPL for the remaining payout annuity contract is established, as applicable.
Directly written and assumed MRBs are not reduced for those riders that are ceded under reinsurance agreements. Instead, reinsured MRBs (“ceded MRBs”) are measured at fair value and are separately recorded in reinsurance recoverables on the consolidated balance sheets.
Refer to Note 12 - Market Risk Benefits for additional information.
Revenue Recognition
For investment and UL contracts such as VA, fixed annuities, and COLI, amounts collected from policyholders are considered deposits and are not included in revenues. Policy charges and fee income are recognized in the period in which services are provided, and primarily consists of fees for policy administration, cost of insurance charges or surrender charges assessed against PABs. For traditional life products, premiums are recognized as revenue when due from policyholders.
Adoption of New Accounting Standards
Reference Rate Reform (Topic 848) (ASU 2020-04, ASU 2021-01, and ASU 2022-06)
ASU 2020-04 and ASU 2021-01 provided practical expedients as codified within Topic 848 which were intended to ease operational burdens related to modifications to certain contracts, hedges and derivatives compelled due to reference rate reform. Each ASU was effective at issuance, adopted by the Company in prior years, and did not have a material effect on our financial statements. ASU 2022-06 deferred the sunset of Topic 848 from December 31, 2022 to December 31, 2024, at which point the practical expedients within Topic 848 after adoption are no longer be available. As of January 1, 2024, all ASUs were adopted and it did not have a material effect on our financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Fair Value Measurements of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03)
ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value and clarifies that a contractual sales restriction is not considered in measurement. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company adopted the provisions of ASU 2022-03 on January 1, 2024, and it did not have a material effect on our financial statements.
Segment Reporting - Improvements to Reportable Segment Disclosures (ASU 2023-07)
ASU 2023-07 requires additional disclosures regarding the Company’s CODM and significant segment expenses that are regularly provided to and used by the CODM in managing the business. The ASU also clarified the expanded disclosures will be applicable to entities with a single reportable segment. We adopted these updates effective January 1, 2024.
Refer to Note 2 - Segment Information for additional information.
Recently Issued Accounting Standards
Induced Conversions of Convertible Debt Instruments (ASU 2024-04)
ASU 2024-04 will clarify requirements for determining whether certain settlements of convertible debt instruments should be accounted for as an induced conversion or a debt extinguishment. The amendments are effective for the Company in fiscal years beginning after December 15, 2025 and interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.
Income Statement – Expense Disaggregation Disclosures
ASU 2024-03 will require additional disclosures regarding specific expense categories. The amendments are effective for the Company in fiscal years beginning after December 15, 2026, and interim periods beginning after December 15, 2027, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.
Income Taxes - Improvements to Income Tax Disclosures (ASU 2023-09)
ASU 2023-09 will require additional disclosures with respect to taxes paid and the Company's effective tax rate reconciliation for federal, state, and foreign income taxes. The amendments are effective for the Company in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on its 2025 financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
2.Segment Information

The following presents revenues from premiums and policy charges and fee income, as well as deposits on PABs, recorded in benefits and losses on the consolidated statements of operations, by product:
	Year Ended December 31,
	2024	2023	2022
Deposits
Variable annuities	$2	$2	$447
Fixed annuities	—	—	1
Fixed indexed annuities	394	469	188
Payout annuities	212	243	233
Universal life and other	—	2	—
Total deposits	$608	$716	$869

Revenues
Variable annuities	$440	$459	$292
Fixed annuities	1	1	1
Fixed indexed annuities	21	17	60
Payout annuities	66	61	46
Universal life and other	185	196	209
Total revenues	$713	$734	$608

Total assets for the single reportable segment are included within the consolidated balance sheets. Revenues and long-lived assets are exclusively concentrated in the U.S.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3.Investments
Available-for-Sale Debt Securities
Major security types for AFS structured debt securities include the following:
•ABS: securities backed by leases, receivables, credit cards, and consumer loans (e.g., auto loans, education loans, and home equity loans).
•CLOs: securities collateralized by corporate bonds and bank loans, including those associated with commercial real estate.
•CMBS: commercial and other multi-family mortgage-backed and agency pass-through securities.
•RMBS: residential and other single-family mortgage-backed and agency pass-through securities, as well as collateralized mortgage obligations.

The following table presents the balances of AFS debt securities, by major security type:
	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
As of December 31, 2024
Fixed maturities, available-for-sale
Asset-backed securities	$467	$—	$3	$(14)	$456
Collateralized loan obligations	1,537	—	15	(3)	1,549
Commercial mortgage-backed securities	982	(1)	5	(106)	880
Corporate bonds	9,626	(2)	1	(1,673)	7,952
Foreign government and agencies	510	—	2	(50)	462
Municipal bonds	683	—	—	(144)	539
Residential mortgage-backed securities	380	(1)	2	(46)	335
U.S. Treasury bonds	1,347	—	—	(415)	932
Total fixed maturities, available-for-sale	$15,532	$(4)	$28	$(2,451)	$13,105

Short-term investments, available-for-sale	$62	—	—	—	$62

As of December 31, 2023
Fixed maturities, available-for-sale
Asset-backed securities	$376	$—	$3	$(16)	$363
Collateralized loan obligations	970	(2)	3	(5)	966
Commercial mortgage-backed securities	1,639	(7)	—	(186)	1,446
Corporate bonds	11,245	(7)	22	(1,715)	9,545
Foreign government and agencies	442	—	10	(48)	404
Municipal bonds	961	—	—	(158)	803
Residential mortgage-backed securities	508	—	—	(63)	445
U.S. Treasury bonds	1,194	—	—	(312)	882
Total fixed maturities, available-for-sale	$17,335	$(16)	$38	$(2,503)	$14,854

Short-term investments, available-for-sale	$28	—	—	—	$28

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following table presents the balances of AFS debt securities, by contractual maturity:
	As of December 31, 2024		As of December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$398	$393	$392	$380
Over one year through five years	2,072	1,960	2,305	2,178
Over five years through ten years	2,372	2,098	3,351	2,960
Over ten years	7,386	5,496	7,822	6,144
Structured securities	3,366	3,220	3,493	3,220
Total	$15,594	$13,167	$17,363	$14,882

Estimated maturities may differ from contractual maturities due to call or prepayment provisions, due to the potential for variability in payment speeds (i.e., prepayments or extensions).

The following tables present the Company’s unrealized loss aging for AFS debt securities, by major security type and length of time that the securities were in a continuous unrealized loss position:
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
As of December 31, 2024
Fixed maturities, available-for-sale
Asset-backed securities	$64	$(3)	$177	$(11)	$241	$(14)
Collateralized loan obligations	203	(3)	—	—	203	(3)
Commercial mortgage-backed securities	55	(2)	709	(104)	764	(106)
Corporate bonds	497	(24)	6,916	(1,649)	7,413	(1,673)
Foreign government and agencies	185	(7)	190	(43)	375	(50)
Municipal bonds	2	—	533	(144)	535	(144)
Residential mortgage-backed securities	33	—	299	(46)	332	(46)
U.S. Treasury bonds	168	(3)	757	(412)	925	(415)
Total fixed maturities, available-for-sale	$1,207	$(42)	$9,581	$(2,409)	$10,788	$(2,451)

As of December 31, 2023
Fixed maturities, available-for-sale
Asset-backed securities	$75	$(2)	$181	$(14)	$256	$(16)
Collateralized loan obligations	238	(1)	296	(4)	534	(5)
Commercial mortgage-backed securities	43	(4)	1,373	(182)	1,416	(186)
Corporate bonds	376	(32)	8,299	(1,683)	8,675	(1,715)
Foreign government and agencies	1	—	290	(48)	291	(48)
Municipal bonds	8	(1)	794	(157)	802	(158)
Residential mortgage-backed securities	—	—	408	(63)	408	(63)
U.S. Treasury bonds	6	(4)	870	(308)	876	(312)
Total fixed maturities, available-for-sale	$747	$(44)	$12,511	$(2,459)	$13,258	$(2,503)

As of December 31, 2024, AFS debt securities in an unrealized loss position consisted of 3,242 positions due to increasing interest rates, partially offset by the narrowing of credit spreads since the purchase and/or application of pushdown accounting dates.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities. The decision to record credit losses on AFS debt securities in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations, resulting in realized losses in future periods.
Sales
Proceeds from sales of AFS debt securities were $1,840, $1,304 and $5,897 for the years ended December 31, 2024, 2023 and 2022, respectively.
Allowance for Credit Losses
Developing the Company’s best estimate of expected future cash flows for ACL on AFS debt securities is a quantitative and qualitative process that incorporates information received from third-party sources, along with certain internal assumptions regarding the future performance. Cash flows are discounted at the effective yield that is used to record interest income. The Company's considerations include, but are not limited to: (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to: economic and industry-specific trends and fundamentals, instrument-specific developments, including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to: various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following presents a rollforward of the ACL for AFS debt securities, by major security type:
	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Corporate Bonds	Residential Mortgage-Backed Securities	Total
Balance as of January 1, 2022	$—	$—	$—	$—	$—
Initial credit losses	—	—	1	—	1
Reduction for sales	—	—	(1)	—	(1)
Balance as of December 31, 2022	$—	$—	$—	$—	$—

Initial credit losses	2	7	8	—	17
Reduction for sales	—	—	(1)	—	(1)
Balance as of December 31, 2023 [1]	2	7	7	—	16

Initial credit losses	—	4	1	1	6
Reduction for sales	—	(2)	—	—	(2)
Additional decreases	(2)	(8)	(6)	—	(16)
Balance as of December 31, 2024 [1]	$—	$1	$2	$1	$4
[1]As of December 31, 2024 and 2023, the Company held no purchased credit deteriorated (“PCD”) AFS debt securities.

Net Investment Income

Net investment income by asset class consists of the following:
	Year Ended December 31,
	2024	2023	2022
Fixed maturities	$645	$641	$604
Equity securities	4	11	10
Mortgage loans	72	80	74
Policy loans	99	90	82
Investment funds	75	116	168
Other investments	(30)	—	(10)
Short-term investments	70	54	16
Funds withheld liability	(392)	(381)	(136)
Investment expense	(28)	(21)	(30)
Total net investment income	$515	$590	$778

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Investment Related Losses, Net

Investment related losses, net, by asset class consists of the following:
	Year Ended December 31,
	2024	2023	2022
Available-for-sale debt securities
Gross gains on sales	7	1	2
Gross losses on sales	(199)	(194)	(532)
Net realized gain/loss on other disposals	(21)	(12)	—
Net realized investment related losses on available-for-sale debt securities	(213)	$(205)	$(530)

Provision for credit losses on fixed maturities, available-for-sale	9	(16)	(1)
Net recognized investment related gains (losses) on fair value option fixed maturities	17	(11)	(21)
Net realized investment related gains (losses) on equity securities	(1)	12	5
Net unrealized investment related gains (losses) on equity securities still held at the end of the period	18	(8)	(24)
Provision for credit losses on mortgage loans	6	(11)	(3)
Net recognized investment related gains on investment funds	30	41	16
Embedded derivatives [1]	(80)	(473)	916
Freestanding derivatives [1]	(449)	(926)	(297)
Modified coinsurance assets [2]	169	671	98
Fixed indexed annuities hedge program	23	22	(247)
Other, net	(22)	(25)	12
Investment related losses, net	$(493)	$(929)	$(76)
[1]Refer to the Non-Qualifying Derivatives section of Note 4 — Derivatives for additional information.
[2]Represents the remainder return on the modified coinsurance assets.

Accrued Interest Receivable

Accrued interest receivable, by asset class, recorded in other assets on the consolidated balance sheets, consists of the following:
	As of December 31,
	2024	2023
Available-for-sale debt securities	$160	$161
Mortgage loans	6	6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Mortgage Loans

The following presents the Company’s mortgage loans, by geographic location:
	As of December 31,
	2024		2023
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
East North Central	$90	4.9%	$87	4.3%
East South Central	29	1.6%	34	1.7%
Middle Atlantic	180	9.7%	175	8.6%
Mountain	163	8.8%	176	8.6%
New England	69	3.7%	70	3.4%
Pacific	378	20.4%	462	22.6%
South Atlantic	572	30.9%	621	30.3%
West North Central	42	2.3%	40	1.9%
West South Central	192	10.4%	213	10.4%
Other [1]	136	7.3%	167	8.2%
Total mortgage loans	$1,851	100.0%	$2,045	100.0%
[1]Primarily represents loans collateralized by multiple properties in various regions.

The following table presents the Company’s mortgage loans, by property type:
	As of December 31,
	2024		2023
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
Industrial	$571	30.8%	$711	34.8%
Multifamily	518	28.0%	617	30.2%
Office	271	14.6%	340	16.6%
Retail	491	26.6%	377	18.4%
Total mortgage loans	$1,851	100.0%	$2,045	100.0%

Allowance for Credit Losses
Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt service coverage ratios ("DSCRs") and LTVs over the forecasted period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios. When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral, less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral, such as changes in projected property value estimates.
As of December 31, 2024 and 2023, the Company did not have any mortgage loans for which an ACL was established on an individual basis.
As of December 31, 2024 and 2023, the Company held no PCD or held-for-sale mortgage loans.

The following table presents a rollforward of the ACL for mortgage loans:
	Year Ended December 31,
	2024	2023	2022
Beginning balance	$26	$15	$12
Provision for credit losses	(6)	11	3
Sales	(2)	—	—
Additional decreases	(2)		—
Ending balance	$16	$26	$15

The change in the allowance for the year ended December 31, 2024 and 2023 was primarily attributable to changes in market conditions and an update in assumptions. The increase in the allowance for the year ended December 31, 2022 was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans.
Loan Modifications
The Company may modify the terms of a loan when the borrower is experiencing financial difficulties, as a means to optimize recovery of amounts due on the loan. Modifications may involve temporary relief, such as payment forbearance for a short period time or may involve more substantive modifications such as interest rate relief or maturity extensions. Changes to loan terms, pursuant to a modification agreement, are factored into the analysis of the loan’s expected credit losses, under the allowance model applicable to the loan.
For the year ended December 31, 2024, the Company granted modifications related to one commercial mortgage loan borrower experiencing financial difficulty. The borrower was granted a 3-year maturity extension with a continuation of the existing fixed interest rate, which was determined to be below-market.
The carrying value of the loan as of December 31, 2024 was approximately $35 (1.9%) of the total carrying value of the Company’s commercial mortgage loan portfolio. As of December 31, 2024 the loan was considered performing as it was current on contractual payments.
Credit Quality Indicators
The weighted-average LTV ratio at origination of the Company’s mortgage loans held as of December 31, 2024 was 30.2%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals performed at origination and updated as necessary. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments which are updated no less than annually through reviews of underlying properties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following presents the LTV ratio and DSCR for mortgage loans, by origination year:
As of December 31, 2024
	2024	2023	2022	2021	2020	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$—	$54	$15	$—	$55	$124
65% to 80%	—	3	98	90	21	205	417
Less than 65%	13	34	264	158	37	804	1,310
Total	$13	$37	$416	$263	$58	$1,064	$1,851

Amortized cost for debt service coverage ratios:
Greater than 1.50x	$5	$—	$209	$198	$52	$940	$1,404
1.15x to 1.50x	8	—	108	28	6	110	260
0.95x to 1.15x	—	34	27	15	—	13	89
Less than 0.95x	—	3	72	22	—	1	98
Total	$13	$37	$416	$263	$58	$1,064	$1,851

Average loan-to-value for debt service coverage ratios:
Greater than 1.50x	13.1%	—%	57.6%	58.5%	60.5%	50.1%	52.7%
1.15x to 1.50x	37.2%	—%	47.7%	62.4%	62.6%	72.6%	59.9%
0.95x to 1.15x	—%	43.5%	69.0%	88.0%	—%	68.3%	62.4%
Less than 0.95x	—%	70.9%	79.1%	51.4%	—%	—%	72.7%
Weighted average	27.4%	45.9%	59.5%	60.0%	60.7%	52.7%	55.2%

As of December 31, 2023
	2023	2022	2021	2020	2019	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$56	$16	$—	$—	$48	$120
65% to 80%	—	81	137	23	27	175	443
Less than 65%	19	235	198	49	165	816	1,482
Total	$19	$372	$351	$72	$192	$1,039	$2,045

Amortized cost for debt service coverage ratios:
Greater than 1.50x	$—	$239	$301	$72	$171	$952	$1,735
1.15x to 1.50x	3	50	29	—	13	87	182
0.95x to 1.15x	16	19	16	—	8	—	59
Less than 0.95x	—	64	5	—	—	—	69
Total	$19	$372	$351	$72	$192	$1,039	$2,045

Average loan-to-value for debt service coverage ratios:
Greater than 1.50x	—%	54.3%	58.6%	55.9%	54.2%	49.4%	52.4%
1.15x to 1.50x	51.6%	38.6%	62.2%	—%	69.5%	61.5%	55.7%
0.95x to 1.15x	39.8%	77.5%	84.3%	—%	76.9%	—%	68.8%
Less than 0.95x	—%	77.1%	50.3%	—%	—%	—%	75.2%
Weighted average	42.7%	57.4%	59.7%	55.9%	56.3%	50.4%	54.0%
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2024 and 2023, the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's consolidated balance sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's consolidated balance sheets.

As noted above, the Company’s current positions do not permit net presentation, however, the following presents the potential effect of rights of setoff associated with repurchase agreements:
	As of December 31,
	2024	2023
Gross amounts recognized	$(354)	$(421)

Gross amounts not offset:
Financial instruments [1]	391	439
Net amount	$37	$18
[1]Included within fixed maturities and short-term investments on the Company's consolidated balance sheets.

Refer to Note 4 - Derivatives the potential effect of rights of set-off associated with recognized derivative assets and liabilities.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2024 and 2023, the fair value of securities on deposit was $12 and $22, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives.
Variable Interest Entities
As of December 31, 2024 and 2023, the Company did not hold any investment in a VIE for which it was the primary beneficiary. The Company’s risk of loss associated with non-consolidated investments depends on the investment. Investment funds are limited to the Company’s share of the investee’s net assets plus unfunded commitments. Fixed maturities are limited to amortized cost and unfunded commitments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following summarizes the carrying value and maximum loss exposure of these non-consolidated investments:
	As of December 31,
	2024		2023
(in billions)	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
Investment funds	$1.3	$1.8	$1.4	$2.0
Fixed maturities	3.7	4.0	4.1	4.5
Total non-consolidated investments	$5.0	$5.8	$5.5	$6.5

Equity Method Investments
For the year ended December 31, 2024, aggregate net investment income from investment funds exceeded 10% of the Company’s pre-tax net income.

Accordingly, the Company is disclosing summarized financial data in the following table which reflects the latest available financial information:
	As of December 31,
(in billions)	2024	2023
Total assets	$136.3	$176.4
Total liabilities	12.8	29.4
Net income	10.8	12.7

The above aggregated summarized financial data does not represent the Company’s proportionate share of the investment's assets or earnings.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The following table discloses the Company’s investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government agencies:

Issuer	Market Value
PIMCO PRIVATE INCOME FUND ONSHORE FEEDER LLC	$168
AG ABC STRUCTURED NOTE LP (EQUITY)	146
SIXTH STREET LENDING PARTNERS	133
MCF CLO VI LLC	132
WELLS FARGO & COMPANY	128
PIMCO COMMERCIAL REAL ESTATE DEBT FUND II RATED NOTE VEHICLE I L	125
BANK OF AMERICA CORPORATION	120
ORACLE CORPORATION	96
UPFRONT VENTURES	91
MORGAN STANLEY	91
JPMORGAN CHASE & CO.	89
THE GOLDMAN SACHS GROUP, INC.	86
AMGEN INC.	85
MITSUBISHI UFJ FINANCIAL GROUP, INC.	82
THE BOEING COMPANY	82
MIZUHO FINANCIAL GROUP, INC.	79
FEDERAL HOME LOAN MORTGAGE CORPORATION	74

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4.Derivatives
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy, as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default and currency exchange rate exposures or movements. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies.
Derivatives Designated and Qualifying as Hedging Instruments
Some of the Company's derivatives satisfy hedge accounting requirements, as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts.
The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates.
Derivatives Not Designated as Hedging Instruments
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's VA products, as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities that either do not qualify or we have elected to forego hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2024 and 2023, there were no interest rate swaps in offsetting relationships.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Macro Hedge Program
The Company utilizes interest rate swaps, equity swaps, total return swaps, options, forwards, and futures to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and GMDB claims, as well as lower VA fee revenue.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Product Embedded Derivatives
The Company has assumed through reinsurance certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
The Company formerly offered, and subsequently fully reinsured, certain UL products with index-linked features that also constitute an embedded derivative.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2024 and 2023, the Company had approximately $779 and $877, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. As a result of this modified coinsurance arrangement, the Company has recorded an embedded derivative within the funds withheld liability on the consolidated balance sheets for the changes in fair value of investments held in trust which are subject to interest rate and credit risk.
Derivative Balance Sheet Classification
The following tables in this section exclude the following:
•Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below.
•Investments that contain an embedded credit derivative for which the Company has elected the FVO.

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage:
	Notional Amount [4]	Fair Value
		Net	Assets	Liabilities
As of December 31, 2024
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(32)	$—	$32

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	247	—	(247)
Fixed indexed annuities [2] [3]	—	(160)	480	640
Other [2] [3]	—	(5)	(9)	(4)
Total embedded derivatives	—	82	471	389

Freestanding derivatives [1]
Variable annuities macro hedge program	15,599	(29)	79	108
Foreign currency swaps and forwards	69	10	10	—
Interest rate swaps, swaptions, and futures	1,087	(254)	—	254
Total freestanding derivatives	16,755	(273)	89	362

Total not designated as hedges	16,755	(191)	560	751

Total derivatives	$17,005	$(223)	$560	$783

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage: (continued)
	Notional Amount [4]	Fair Value
		Net	Assets	Liabilities
As of December 31, 2023
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(29)	$—	$29

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	302	—	(302)
Fixed indexed annuities [2] [3]	—	(135)	406	541
Other [2] [3]	—	—	(5)	(5)
Total embedded derivatives	—	167	401	234

Freestanding derivatives [1]
Variable annuities macro hedge program	10,340	5	151	146
Foreign currency swaps and forwards	202	12	12	—
Interest rate swaps, swaptions, and futures	1,087	(188)	—	188
Credit derivatives	500	10	10	—
Total freestanding derivatives	12,129	(161)	173	334

Total not designated as hedges	12,129	6	574	568

Total derivatives	$12,379	$(23)	$574	$597
[1]Represents the gross fair value of freestanding derivatives, excluding collateral, deferred premiums on pay-at-end options, and accrued income.
[2]For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 5 - Fair Value Measurements and Note 6 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivatives.
[3]These derivatives are not held for risk management purposes. Assets are recorded in reinsurance recoverables and liabilities in other policyholder funds and benefits payable and funds withheld liability.
[4]The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Offsetting of Derivative Assets / Liabilities

The following presents the effect or potential effect of rights of set-off associated with recognized derivative assets and liabilities:
	As of December 31,
	2024		2023
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Gross amounts recognized [1]	$279	$(405)	$202	$(386)
Gross amounts offset [2]	(45)	371	(167)	329
Net amount presented [3]	234	(34)	35	(57)

Gross amounts not offset:
Cash collateral pledged (received) [2]	—	—	(30)	30
Net amount	234	(34)	5	(27)

Off-balance sheet securities collateral pledged (received) [4]	—	34	(1)	58
Net amount	$234	$—	$4	$31
[1]Represents the fair value of freestanding derivatives inclusive of accrued income and deferred premiums on pay-at-end options, but excluding collateral.
[2]Excludes the initial margin associated with exchange-traded derivative instruments included in other investments.
[3]Derivative assets and liabilities, including deferred premiums on options, cash collateral, and accrued interest, are presented on the Company's consolidated balance sheets in other investments and other liabilities, respectively.
[4]Non-cash collateral pledged (received) represents the variation margin on exchange-traded derivatives and excludes initial margin on exchange-traded derivatives. Non-cash collateral pledged is included within fixed maturities, AFS on the consolidated balance sheets. Non-cash collateral received is not recognized on our consolidated balance sheets unless the obligor (transferor) has defaulted under the terms of the secured contract and is no longer entitled to the pledged asset.

The following presents the amounts related to collateral pledged (received) in conjunction with derivative contracts:
	As of December 31,
	2024		2023
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Cash collateral [1]	$(61)	$356	$(89)	$265
Initial margin on exchange-traded derivatives [2]
Cash collateral	—	35	—	42
Securities collateral	—	135	—	130
[1]Represents variation margin on exchange-traded derivatives which are included within the offsetting of derivatives table above.
[2]Excluded from the offsetting of derivatives table above.

Refer to Note 3 — Investments for the effect of rights of set-off associated with repurchase agreements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
As of December 31, 2024, there were no before tax deferred net losses on derivative instruments expected to be reclassified from AOCI to earnings over the next twelve months. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Refer to Note 17 — Equity for details regarding amounts recorded in and reclassified from AOCI for cash flow hedges.
Non-Qualifying Derivatives
For non-qualifying derivatives, including embedded derivatives that are required to be bifurcated from their host contracts, the gain or loss on the derivative is recognized within investment related losses, net.

The following is a summary of investment related losses, net related to derivatives not designated as hedges:
	Year Ended December 31,
	2024	2023	2022
Embedded derivatives
Modified coinsurance [1]	$(55)	$(424)	$711
Fixed indexed annuities	(25)	(54)	200
Other	—	5	5
Total embedded derivatives	(80)	(473)	916

Freestanding derivatives
Variable annuities macro hedge program	(388)	(897)	(1)
Foreign currency swaps and forwards	4	(1)	7
Interest rate swaps, swaptions, and futures	(71)	(40)	(306)
Credit derivatives	6	12	3
Total freestanding derivatives	(449)	(926)	(297)

Total	$(529)	$(1,399)	$619
[1]Excludes the remainder return on the modified coinsurance assets. Refer to Note 3 — Investments for additional details.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2024, the Company was not entered in any credit default swaps contracts.

The following presents details of the Company’s investment grade risk exposure assumed through basket credit default swaps [1] as of December 31, 2023:
Notional Amount [3]	Fair Value	Weighted Average Years to Maturity	Underlying Referenced Credit Obligation [2]		Offsetting Notional Amount	Offsetting Fair Value
			Type	Average Credit Rating
$500	$10	5 years	Corporate Credit	BBB+	$—	$—
[1]Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
[2]The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[3]Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5.Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
•Level 1 — Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
•Level 2 — Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
•Level 3    — Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair value uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
•Net Asset Value (“NAV”) — Other invested assets within separate accounts are typically measured using NAV as a practical expedient in determining fair value and are not classified in the fair value hierarchy. The carrying value reflects the pro rata ownership percentage as indicated by NAV in the investment’s financial statements, which may be adjusted if it is determined NAV is not calculated consistent with investment company fair value principles. The underlying investments may have significant unobservable inputs, which may include but are not limited to, comparable multiples and weighted average cost of capital rates applied in valuation models or a discounted cash flow model.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine the fair value of assets and liabilities that the Company has classified within Level 3.

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis:
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3
As of December 31, 2024
Assets
Fixed maturities, available-for-sale
Asset-backed securities	$456	$—	$—	$366	$90
Collateralized loan obligations	1,549	—	—	1,544	5
Commercial mortgage-backed securities	880	—	—	821	59
Corporate bonds	7,952	—	—	6,881	1,071
Foreign government and agencies	462	—	—	410	52
Municipal bonds	539	—	—	538	1
Residential mortgage-backed securities	335	—	—	335	—
U.S. Treasury bonds	932	—	—	932	—
Total fixed maturities, available-for-sale	13,105	—	—	11,827	1,278

Fair value option fixed maturities	326	—	—	—	326
Equity securities	134	—	9	101	24
Investment funds	270	—	—	—	270
Freestanding derivatives [1]	234	145	5	(1)	85

Short-term investments
Loans issued by related parties	540	—	—	—	540
Other	797	—	678	57	62
Total short-term investments	1,337	—	678	57	602

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued)
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3

Reinsurance recoverables
Fixed indexed annuities hedge program	176	—	—	—	176
Fixed indexed annuities embedded derivative	480	—	—	—	480
Ceded other embedded derivatives	(9)	—	—	—	(9)
Ceded market risk benefits	405	—	—	—	405
Total reinsurance recoverables	1,052	—	—	—	1,052

Market risk benefits	742	—	—	—	742
Separate account assets	91,480	197	56,643	34,639	1
Total assets	$108,680	$342	$57,335	$46,623	$4,380

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$640	$—	$—	$—	640
Other embedded derivatives	(4)	—	—	—	(4)
Total other policyholder funds and benefits payable	636	—	—	—	636

Market risk benefits	874	—	—	—	874

Funds withheld liability
Modified coinsurance embedded derivative	(131)	—	—	—	(131)
Related party modified coinsurance embedded derivative	(116)	—	—	—	(116)
Fixed indexed annuities hedge program retrocession	132	—	—	—	132
Total funds withheld liability	(115)	—	—	—	(115)

Freestanding derivatives [1]	34	(360)	—	298	96

Total liabilities	$1,429	$(360)	$—	$298	$1,491

As of December 31, 2023
Assets
Fixed maturities, available-for-sale
Asset-backed securities	$363	$—	$—	$313	$50
Collateralized loan obligations	966	—	—	847	119
Commercial mortgage-backed securities	1,446	—	—	1,440	6
Corporate bonds	9,545	—	—	8,054	1,491
Foreign government and agencies	404	—	—	404	—
Municipal bonds	803	—	—	803	—
Residential mortgage-backed securities	445	—	—	412	33
U.S. Treasury bonds	882	—	—	882	—
Total fixed maturities, available-for-sale	14,854	—	—	13,155	1,699

Fair value option fixed maturities	252	—	—	27	225
Equity securities	182	—	9	150	23
Investment funds	238	—	—	—	238

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued)
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3
Freestanding derivatives [1]	35	(138)	11	22	140

Short-term investments
Loans issued by related parties	440	—	—	—	440
Other	741	—	661	52	28
Total short-term investments	1,181	—	661	52	468

Reinsurance recoverables
Fixed indexed annuities hedge program	193	—	—	—	193
Fixed indexed annuities embedded derivative	406	—	—	—	406
Ceded other embedded derivatives	(5)	—	—	—	(5)
Ceded market risk benefits	648	—	—	—	648
Total reinsurance recoverables	1,242	—	—	—	1,242

Market risk benefits	578	—	—	—	578
Separate account assets	89,514	200	54,877	34,389	48
Total assets	$108,076	$62	$55,558	$47,795	$4,661

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$541	$—	$—	$—	$541
Other embedded derivatives	(5)	—	—	—	(5)
Total other policyholder funds and benefits payable	536	—	—	—	536

Market risk benefits	1,074	—	—	—	1,074

Funds withheld liability
Modified coinsurance embedded derivative	(110)	—	—	(110)	—
Related party modified coinsurance embedded derivative	(192)	—	—	(192)	—
Fixed indexed annuities hedge program retrocession	145	—	—	—	145
Total funds withheld liability	(157)	—	—	(302)	145

Freestanding derivatives [1]	57	(306)	11	284	68

Total liabilities	$1,510	$(306)	$11	$(18)	$1,823
[1]Amounts in the Level 1, 2, and 3 columns represent the gross fair value of freestanding derivatives, excluding collateral and accrued income.
[2]“Netting” represents the fair value of freestanding derivatives as well as cash collateral and accrued income offset under master netting agreements. Refer to Note 4 — Derivatives for additional information regarding offsetting of derivatives.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market-based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market-based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
Modified coinsurance embedded derivatives represent the right to receive or obligation to pay the total return on the assets supporting the funds withheld liability, and are analogous to a total return swap with a floating rate leg. The fair value of the embedded derivatives on ceded modified coinsurance agreements are classified as Level 3 and measured as the unrealized gain (loss) on the underlying assets which are valued in the same manner as our other investments.
The fair value of freestanding derivatives is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments.
Fair values for FIA embedded derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.
Primary observable and unobservable inputs for Level 2 and Level 3 fair value measurements are described below.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Fixed Maturities
Structured Securities
Primary observable inputs include: benchmark yields and spreads; monthly payment information; collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions; and credit default swap indices. Primary observable inputs specific to ABS, CLOs, and RMBS include: estimates of future principal prepayments, derived from the characteristics of the underlying structure; and prepayment speeds previously experienced at the interest rate levels projected for the collateral.
Primary unobservable inputs include: independent broker quotes; and credit spreads and interest rates beyond the observable curves. Primary unobservable inputs specific to less liquid securities or those that trade less actively, including subprime RMBS include: estimated cash flows; credit spreads, which include illiquidity premium; constant prepayment rates; constant default rates; and loss severity.
Corporate Bonds
Includes private placement securities for which the Company has elected the fair value option.
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, offers of the same or similar securities; issuer spreads; and credit default swap curves. Primary observable specific to investment grade privately placed securities that utilize internal matrix pricing include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Primary unobservable inputs include: independent broker quotes; credit spreads beyond the observable curve; and interest rates beyond the observable curve. Primary unobservable inputs specific to below investment grade privately placed securities and private bank loans include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Foreign Government and Agencies, Municipal Bonds, and U.S. Treasury Bonds
Primary observable inputs include: benchmark yields and spreads; issuer credit default swap curves; political events in emerging market economies; Municipal Securities Rulemaking Board reported trades and material event notices; and issuer financial statements.
Primary unobservable inputs include credit spreads and interest rates beyond the observable curves.
Equity Securities
Primary observable inputs include quoted prices in markets that are not active.
Primary unobservable inputs include internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions.
Investment Funds
Relates to certain investment funds for which the Company has elected the fair value option.
Primary observable inputs include: yield, duration, and spread duration for public securities of similar quality, maturity, and sector, adjusted for the non-public nature.
Primary unobservable inputs include: material non-public financial information and estimation of future distributable earnings.
Freestanding Derivatives
Credit Derivatives
Primary observable inputs include: swap yield curves; and credit default swap curves.
There are no primary unobservable inputs.
Foreign Currency Derivatives
Primary observable inputs include: the swap yield curve; currency spot and forward rates; and cross currency basis curves.
There are no primary unobservable inputs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Interest Rate Swaps
Primary observable inputs include independent broker quotes and the swap yield curve.
Primary unobservable inputs include the swap yield curve beyond 50 years.
Equity Options, Forwards and Swaptions
Primary observable inputs include underlying asset price and interest rates.
Primary unobservable inputs include strike price, duration, and volatility.
Futures
Primary observable inputs include unadjusted quoted prices in active markets.
There are no primary unobservable inputs.
Short-Term Investments
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, and offers; issuer spreads and credit default swap curves; and material event notices and new issue money market rates.
Primary unobservable inputs include independent broker quotes.
Fixed Indexed Annuities Embedded Derivatives
Primary observable inputs include: risk-free rates as represented U.S. Treasury par yield curve rates and market corporate bond spreads to derive forward curve rates; correlations of 10 years of observed historical returns across underlying well-known market indices; correlations of historical index returns compared to separate account fund returns; and equity index levels.
Primary unobservable inputs include: market implied equity volatility assumptions; credit standing adjustment assumptions; option budgets; and assumptions about policyholder behavior, such as withdrawal utilization, withdrawal rates, lapse rates, and reset elections.
The fair value for the FIA embedded derivatives are calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Separate Account Assets
Separate account assets include fixed maturities, equity securities (largely consisted of mutual funds), mortgage loans, short-term investments, and other invested assets (largely consisted of investment funds and freestanding derivatives) that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company.
For other invested assets in which fair value represents a share of the NAV, 1% and 34% were subject to significant liquidation restrictions as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, there were no investment funds that did not allow any form of redemption.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.

The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives:
Fair Value [1]	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
As of December 31, 2024
Asset-backed securities
$45	Discounted cash flows	Spread	550bps to 575bps	562bps	Decrease

Commercial mortgage-backed securities:
$59	Discounted cash flows	Spread [4]	677bps to 677bps	677bps	Decrease

Corporate bonds:
$1,057	Discounted cash flows	Spread	46bps to 502bps	162bps	Decrease

Short-term investments:
$62	Discounted cash flows	Spread	619bps to 1,067bps	694bps	Decrease

Fair value option fixed maturities and investment funds
596	Discounted cash flows	Spread	(3)bps to 291bps	266bps	Decrease

Interest rate swaptions [10]:
77	Option model	Interest rate volatility	75bps to 86bps	82bps	Increase

Equity options and forwards [10]:
$(59)	Option model	Equity volatility	13.7% to 54.6%	24.8%	Increase

Fixed indexed annuities embedded derivatives:
$640	Option budget	Withdrawal rates [6]	0.0% to 15.9%	1.8%	Decrease
		Lapse rates [7]	0.3% to 50.0%	10.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.6%	1.5%	Decrease

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives: (continued)
Fair Value [1]	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
As of December 31, 2023
Asset-backed securities
$50	Discounted cash flows	Spread	251bps to 426bps	316bps	Decrease

Collateralized loan obligations:
$59	Option model	Spread	268bps to 270bps	269bps	Decrease

Commercial mortgage-backed securities:
$6	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	1,041bps to 1,041bps	1,041bps	Decrease

Corporate bonds:
$1,421	Discounted cash flows	Spread	49bps to 894bps	246bps	Decrease

Residential mortgage-backed securities:
$14	Discounted cash flows	Spread [5]	387bps to 387bps	387bps	Decrease

Fair value option fixed maturities
$225	Discounted cash flows	Spread	2bps to 312bps	166bps	Decrease

Macro hedge program:
$(2)	Option model	Equity volatility	10.8% to 31.7%	17.9%	Increase
84		Interest rate volatility	0.2% to 2.9%	1.2%	Increase

Fixed indexed annuities embedded derivatives:
$541	Option budget	Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
		Lapse rates [7]	0.3% to 30.0%	6.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.5%	1.6%	Decrease
[1]Excludes securities for which the Company bases fair value on broker quotations.
[2]The weighted average is determined based on the fair value of the securities.
[3]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[4]Encompasses prepayment, default risk, and loss severity.
[5]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.
[6]Range represents assumed annual percentage of allowable amount withdrawn.
[7]Range represents assumed annual percentages of policyholders electing a full surrender.
[8]Range represents assumed annual budget for index options.
[9]Range represents Company credit spreads.
[10]Equity options and forwards included in the macro hedge program. Interest rate swaptions included in both the macro hedge program and interest rate derivative strategies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the consolidated financial statements.
Assets and liabilities are transferred in and/or out of Level 3 on the date the event or change in circumstances that caused the transfer occurs. The Company evaluates, at least annually, its valuation processes to determine if changes in circumstances has occurred that would result in a transfer between levels. Transfers in and/or out of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. During the 2023 review of the inputs, the Company deemed the spread inputs to be unobservable, and transferred those private securities included in corporate bonds from Level 2 to Level 3.

The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis:
	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income	Other Comprehensive Income (Loss) [2]
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Asset-backed securities	$50	$—	$—	$(27)	$67	$90
Collateralized loan obligations	119	—	—	5	(119)	5
Commercial mortgage-backed securities	6	1	2	—	50	59
Corporate bonds	1,491	(18)	2	(274)	(130)	1,071
Foreign government and agencies	—	—	(2)	19	35	52
Municipal bonds	—	—	—	(1)	2	1
Residential mortgage-backed securities	33	—	—	—	(33)	—
U.S. Treasury bonds	—	—	—	—	—	—

Fair value option fixed maturities	225	3	—	93	5	326
Equity securities	23	1	—	—	—	24
Investment funds	238	9	—	11	12	270
Embedded derivatives [1]:
Modified coinsurance	—	(55)	—	—	302	247
Fixed indexed annuities	(135)	(25)	—	17	(17)	(160)
Other	—	—	—	(5)	—	(5)

Freestanding derivatives [1]:
Interest rate derivatives	(10)	(18)	—	—	(1)	(29)
Variable annuities macro hedge program	82	(256)	—	223	(31)	18

Short-term investments:
Loans issued by related parties	440	—	—	100	—	540
Other	28	—	—	62	(28)	62

Fixed indexed annuities hedge program	48	23	—	(27)	—	44
Ceded market risk benefits	648	(243)	—	—	—	405
Separate account assets	48	(1)	—	(38)	(8)	1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis: (continued)
	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income	Other Comprehensive Income (Loss) [2]

Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$41	$—	$1	$8	$—	$50
Collateralized loan obligations	109	—	1	9	—	119
Commercial mortgage-backed securities	277	—	6	(65)	(212)	6
Corporate bonds	619	(3)	(68)	497	446	1,491
Foreign government and agencies	4	—	—	—	(4)	—
Municipal bonds	1	—	—	—	(1)	—
Residential mortgage-backed securities	17	—	—	31	(15)	33

Fair value option fixed maturities	306	(24)	—	80	(137)	225
Equity securities	24	—	—	(1)	—	23
Investment funds	58	36	—	7	137	238
Embedded derivatives [1]:
Fixed indexed annuities	(81)	(54)	—	34	(34)	(135)
Other	—	5	—	(5)	—	—

Freestanding derivatives [1]:
Interest rate derivatives	—	(10)	—	—	—	(10)
Variable annuities macro hedge program	148	(498)	—	432	—	82

Short-term investments
Loans issued by related parties	100	—	—	340	—	440
Other	37	—	—	28	(37)	28

Fixed indexed annuities hedge program	12	22	—	14	—	48
Ceded market risk benefits	894	(246)	—	—	—	648
Separate account assets	53	3	—	(3)	(5)	48
[1]Derivative instruments are presented on a net basis for asset (liability) positions.
[2]Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy, of the total realized and unrealized gains (losses) for the period included in net income, as shown in the table above:
	Net Investment Income	Investment Related Losses, Net [2]	Other [3]	Net Income
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Commercial mortgage-backed securities	$(2)	$3	$—	$1
Corporate bonds	(12)	(6)	—	(18)

Fair value option fixed maturities	—	3	—	3
Equity securities	—	1	—	1
Investment funds	—	9	—	9

Embedded derivatives:
Modified coinsurance	—	(55)	—	(55)
Fixed indexed annuities	—	(25)	—	(25)
Other	—	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	(18)	—	(18)
Variable annuities macro hedge program	—	(256)	—	(256)

Fixed indexed annuities hedge program	—	23	—	23
Ceded market risk benefits	—	—	(243)	(243)
Separate account assets [1]	—	(1)	—	(1)

Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Corporate bonds	$(3)	$—	$—	$(3)

Fair value option fixed maturities	—	(24)	—	(24)
Investment funds	—	36	—	36
Embedded derivatives:
Fixed indexed annuities	—	(54)	—	(54)
Other	—	5	—	5

Freestanding derivatives:
Interest rate derivatives	—	(10)	—	(10)
Variable annuities macro hedge program	—	(498)	—	(498)

Fixed indexed annuities hedge program	—	22	—	22
Ceded market risk benefits	—	—	(246)	(246)
Separate account assets [1]	—	3	—	3
[1]The realized and unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
[2]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).
[3]Other represents change in MRBs for ceded MRBs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above:
	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Asset-backed securities	$61	$(35)	$(53)	$(27)	$67	$—	$67
Collateralized loan obligations	5	—	—	5	—	(119)	(119)
Commercial mortgage-backed securities	—	—	—	—	51	(1)	50
Corporate bonds	15	(193)	(96)	(274)	27	(157)	(130)
Foreign government and agencies	28	—	(9)	19	35	—	35
Municipal bonds	—	(1)	—	(1)	7	(5)	2
Residential mortgage-backed securities	—	—	—	—	—	(33)	(33)

Fair value option fixed maturities	110	—	(17)	93	6	(1)	5
Equity securities	1	—	(1)	—	—	—	—
Investment funds	26	—	(15)	11	13	(1)	12
Embedded derivatives:
Modified coinsurance	—	—	—	—	302	—	302
Fixed indexed annuities	29	(12)	—	17	(29)	12	(17)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	—	—	—	(1)	—	(1)
Variable annuities macro hedge program	112	28	83	223	(31)	—	(31)

Short-term investments:
Loans issued by related parties	540	(440)	—	100	—	—	—
Other	62	—	—	62	—	(28)	(28)

Fixed indexed annuities hedge program	31	(58)	—	(27)	—	—	—
Separate account assets	17	—	(55)	(38)	1	(9)	(8)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above: (continued)
	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$25	$(17)	$—	$8	$—	$—	$—
Collateralized loan obligations	59	—	(50)	9	—	—	—
Commercial mortgage-backed securities	1	—	(66)	(65)	—	(212)	(212)
Corporate bonds	674	(177)	—	497	488	(42)	446
Foreign government and agencies	—	—	—	—	—	(4)	(4)
Municipal bonds	—	—	—	—	—	(1)	(1)
Residential mortgage-backed securities	33	(2)	—	31	—	(15)	(15)

Fair value option fixed maturities	94	—	(14)	80	—	(137)	(137)
Equity securities	3	—	(4)	(1)	—	—	—
Investment funds	13	(6)	—	7	137	—	137
Embedded derivatives:
Fixed indexed annuities	42	(8)	—	34	(42)	8	(34)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Variable annuities macro hedge program	72	—	360	432	—	—	—

Short-term investments:
Loans issued by related parties	500	(160)	—	340	—	—	—
Other	28	—	—	28	—	(37)	(37)

Fixed indexed annuities hedge program	32	(18)	—	14	—	—	—
Separate account assets	123	—	(126)	(3)	43	(48)	(5)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy still held at the end of the period, of the total unrealized gains (losses) for the period included in net income and OCI:
	Year Ended December 31,
	2024		2023
	Net Income	Other Comprehensive Income (Loss) [1]	Net Income	Other Comprehensive Income (Loss) [1]
Fixed maturities, available-for-sale:
Asset-backed securities	$—	$(1)	$—	$(1)
Commercial mortgage-backed securities	—	2	—	(2)
Corporate bonds	—	(4)	—	(171)
Foreign government and agencies	—	(2)	—	—

Fair value option fixed maturities	3	—	9	—
Investment funds	4	—	(22)	—

Embedded derivatives:
Other embedded derivatives	—	—	5	—

Freestanding derivatives:
Interest rate derivatives	(18)	—	(11)	—
Variable annuities macro hedge program	(196)	—	(216)	—

Fixed indexed annuities hedge program	23	—	22	—
Ceded market risk benefits	(243)	—	(246)	—
Separate account assets	(1)	—	3	—
[1]Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss).

The following presents the carrying amount and fair value of the Company’s financial assets and liabilities not carried at fair value:
		As of December 31,
	Fair Value Hierarchy Level	2024		2023
		Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 2	$1,565	$1,565	$1,528	$1,528
Mortgage loans	Level 3	1,835	1,654	2,019	1,814
Other investments	Level 2	100	100	—	—

Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$9,224	$7,658	$9,921	$8,305
Funds withheld liability	Level 2	9,905	9,905	10,367	10,367
[1]This amount includes contracts accounted for as investment contracts and excludes insurance contracts, such as our group accident and health, UL, COLI, and certain FIA and VA contracts with death or other additional benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
6.Reinsurance

The following summarizes premiums and policy charges and fee income by direct, assumed and ceded insurance types, in the consolidated statements of operations:

	Year Ended December 31,
	2024	2023	2022
Premiums, policy charges and fee income
Direct	$2,208	$2,212	$2,283
Reinsurance assumed	405	413	210
Reinsurance ceded	(1,900)	(1,891)	(1,885)
Total premiums, policy charges and fee income	$713	$734	$608

Assumed Reinsurance
Coinsurance Trusts
Under the terms of the assumed reinsurance transaction, TL maintains a trust for the benefit of the cedant.

The following presents the assets held in this trust:
	As of December 31,
	2024	2023
Allianz coinsurance trust:
Fixed maturities	$5,907	$6,354
Equity securities	3	—
Short-term investments	22	58
Cash	302	202

Other Assumed Reinsurance
On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumes certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.
Ceded Reinsurance

The following summarizes our reinsurance recoverables by counterparty:
	As of December 31,
	2024	2023
Prudential Financial, Inc.	$14,648	$14,383
Massachusetts Mutual Life Insurance Company	5,349	5,967
Commonwealth Annuity and Life Insurance Company	5,661	6,531
TR Re	8,682	9,468
Other reinsurers	1,244	1,375
Gross reinsurance recoverables	35,584	37,724

Less: allowance for credit losses	(8)	(18)
Reinsurance recoverables, net	$35,576	$37,706

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
6. Reinsurance (continued)
Allowance for Credit Losses
The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on an annual basis. The probability of default factors encompasses historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

The following table presents a rollforward of the ACL for reinsurance recoverables:
	Year Ended December 31,
	2024	2023	2022
Beginning Balance	$18	$21	$35
Reductions	(10)	(3)	(14)
Ending Balance	$8	$18	$21

Related Party Reinsurance
The Company has entered into several reinsurance transactions with TR Re.

The following presents the impacts from affiliated reinsurance in the Company's consolidated statements of operations:
	Year Ended December 31,
	2024	2023	2022
Revenues
Premiums	$(61)	$(56)	$(27)
Policy charges and fee income	(322)	(304)	(320)
Net investment income	(392)	(380)	(136)
Investment related gains	98	361	696
Total revenues	(677)	(379)	213

Benefits, Losses, and Expenses
Benefits and losses	(488)	(276)	(117)
Change in market risk benefits	155	77	4
Amortization of deferred acquisition costs	10	14	19
Insurance operating costs and other expenses	(133)	(136)	(119)
Total benefits, losses and expenses	(456)	(321)	(213)

Income (loss) before income taxes	(221)	(58)	426

Income tax expense (benefit)	(46)	(12)	90
Net income (loss)	$(175)	$(46)	$336

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
7.Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances

The following presents a rollforward of DAC by product and VOBA associated with VA:
	Deferred Acquisition Costs			Value of Business Acquired	Total
	Variable Annuities	Payout Annuities	Fixed Indexed Annuities
Balance as of January 1, 2023	$82	$105	$10	$299	$496
Additions	—	—	64	—	64
Amortization	(12)	(5)	(1)	(37)	(55)
Impact of reinsurance	—	—	(48)	—	(48)
Balance as of December 31, 2023	70	100	25	262	457

Additions	—	—	38	—	38
Amortization	(9)	(6)	(3)	(34)	(52)
Impact of reinsurance	—	—	(28)	—	(28)
Balance as of December 31, 2024	$61	$94	$32	$228	$415

The following presents a rollforward of negative VOBA by product:
	Fixed Annuities [1]	Universal Life and Other [1]	Total [1]	Life-Contingent Payout Annuities [2]
Balance as of January 1, 2023	$803	$163	$966	$2,645
Amortization	(141)	(29)	(170)	(133)
Balance as of December 31, 2023	662	134	796	2,512

Amortization	(124)	(24)	(148)	(127)
Balance as of December 31, 2024	538	110	648	2,385
[1]Recorded in other policyholder funds and benefits payable on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables.
[2]Recorded in reserve for future policy benefits on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables.

The following presents a rollforward of URR by product, which are included in other policyholder funds and benefits payable on the consolidated balance sheets:
	Unearned Revenue Reserves [1]
	Variable Annuities	Fixed Indexed Annuities	Payout Annuities	Total
Balance as of January 1, 2023	$47	$1,077	$71	$1,195
Amortization	(5)	(109)	(4)	(118)
Balance as of December 31, 2023	42	968	67	1,077

Amortization	(4)	(105)	(4)	(113)
Balance as of December 31, 2024	$38	$863	$63	$964
[1]Included in other policyholder funds and benefits payable on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances (continued)

The following presents a Company rollforward of other balances amortized on a basis consistent with DAC associated with FIA and certain intercompany balances:
	Market Risk Benefit Adjustments [1]	Unearned Commissions on Internal Reinsurance [2]
Balance as of January 1, 2023	$769	$—
Additions	—	36
Amortization	(72)	(2)
Balance as of December 31, 2023	697	34

Additions	—	34
Amortization	(60)	(6)
Balance as of December 31, 2024	$637	$62
[1]Included in other policyholder funds and benefits payable on the consolidated balance sheets.
[2]Recorded in other liabilities on the consolidated balance sheets.

8.Goodwill and Other Intangible Assets
The carrying amount of goodwill was $97 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022.

The following presents the Company's amortizing internally developed software recorded in goodwill and other intangible assets, net on the consolidated balance sheets:
	As of December 31,
	2024	2023
Gross carrying amount	$41	$41
Accumulated amortization	(21)	(15)
Net carrying value	$20	$26

Indefinite-lived other intangible assets consisting of state insurance licenses were $26 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022.
For the years ended December 31, 2024 and 2023, total amortization expense for other intangible assets recorded within insurance operating costs and other expenses on the consolidated statements of operations was $6.

As of December 31, 2024, total amortization expense for other intangible assets is expected to be as follows for each of the next five years:
Year Ended December 31,
2025	$6
2026	6
2027	6
2028	2
2029	—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
9.Separate Accounts

The following table presents the aggregate fair value of assets supporting separate accounts, by major investment category:
	As of December 31,
	2024	2023
Fixed maturities	$28,743	$28,283
Equity securities (including mutual funds)	57,602	55,678
Cash and cash equivalents	2,184	2,521
Short-term investments	945	1,001
Investment receivables, net [1]	1,755	1,814
Other invested assets [2]	251	217
Separate account assets	$91,480	$89,514
[1]Includes trade receivables on investment sales executed in the ordinary course of business where the carrying amount approximates fair value, net of investment income due and accrued.
[2]Primarily relates to investments in hedge funds.

The following table presents a rollforward of separate account liabilities, by product:
	Variable Annuities	Corporate-Owned Life Insurance	Other [1]	Total
Balance as of January 1, 2023	$26,149	$39,998	$21,108	$87,255
Premiums and deposits	204	287	1,414	1,905
Policy charges	(417)	(660)	(330)	(1,407)
Surrenders and withdrawals	(3,111)	(142)	(3,606)	(6,859)
Benefit payments	(128)	(381)	(161)	(670)
Investment performance	4,313	2,502	3,650	10,465
Net transfers from (to) general account	9	(1,177)	(7)	(1,175)
Balance as of December 31, 2023	$27,019	$40,427	$22,068	$89,514

Premiums and deposits	256	326	1,285	1,867
Policy charges	(435)	(696)	(330)	(1,461)
Surrenders and withdrawals	(3,636)	(38)	(3,364)	(7,038)
Benefit payments	(147)	(366)	(201)	(714)
Investment performance	4,060	1,519	3,360	8,939
Net transfers from (to) general account	(4)	355	36	387
Sale of consolidated subsidiary to parent	(14)	—	—	(14)
Balance as of December 31, 2024	$27,099	$41,527	$22,854	$91,480

Cash surrender value [2] as of:
December 31, 2023	$26,948	$37,731	$22,053	$86,732
December 31, 2024	26,951	38,434	22,843	88,228
[1]Represents separate account liabilities that are fully reinsured to third parties on a modified coinsurance basis.
[2]Cash surrender value ("CSV") represents the amount of the contractholders’ account balance distributable at the balance sheet date, less certain surrender charges.

Not reflected in the tables above are separate account assets and liabilities associated with Guardian contracts assumed on a modified coinsurance basis of $5.5 billion and $6.4 billion as of December 31, 2024 and 2023, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

10.Reserve for Future Policy Benefits

The following table summarizes the reserve for future policy benefits:
	As of December 31,
	2024	2023
Life-contingent payout annuities [1]	$7,998	$8,674
Additional liabilities for other insurance benefits [2]	7,383	6,787
Deferred profit liability	117	119
Negative VOBA [3]	2,385	2,512
Other reserves [4]	1,251	1,287
Reserve for future policy benefits	$19,134	$19,379
[1]See “Liability for Future Policy Benefits” section below for further information.
[2]Represents fully insured additional liabilities for other insurance benefits.
[3]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for additional details related to negative VOBA.
[4]Represents reserves for fully reinsured traditional life insurance of $0.8 billion as of December 31, 2024 and 2023, as well as COLI, other universal life-type products, and short-duration contracts, which are all excluded from the tables below.

Liability for Future Policy Benefits
Significant assumptions and inputs to the calculation of the LFPB for life-contingent payout annuities primarily include assumptions for discount rates, mortality and other policyholder data, including certain demographic data. These assumptions are derived from both policyholder data and experience and industry data, and the Company will adjust policyholder data and experience to reflect market data, where necessary. The Company does not include any expense assumptions in the calculation of the LFPB, due to the lack of expenses for payout reserves. Annually, the Company reviews all significant cash flow assumptions, such as mortality, unless emerging experience indicates a more frequent review is necessary. As part of its annual review process, the Company assesses trends in both policyholder experience and industry data and updates the assumptions in the liability calculation, as necessary.
A single-A interest rate curve is utilized to discount the cash flows used to calculate the LFPB. The discount rate reflects market observable inputs from upper-medium grade fixed income instrument yields and is reflective of the duration of the liabilities and is updated for market data. The updated cash flows used in the liability calculation are discounted using a forward rate curve.
In 2024, there were significant updates for unfavorable mortality for the Company’s structured settlement payout reserves, which increased reserves. In 2023, there were significant updates for favorable mortality for certain reserves, as a result of the Company’s assumption update. These updates resulted in lower reserves, which were offset by a deferred profit liability.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
10. Reserve for Future Policy Benefits (continued)

The Company’s LFPBs consists only of the liability associated with limited pay annuities (e.g., single premium immediate annuities) with life contingencies. As this business has no future expected premiums, the following table presents a rollforward of the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31,
	2024	2023
Beginning balance	$8,459	$8,335
Beginning balance at original discount rate	10,518	11,048
Effect of actual variances from expected experience due to mortality	(3)	(17)
Effect of changes in cash flow assumptions	204	(90)
Adjusted beginning balance at original discount rate	10,719	10,941

Issuances [1]	156	147
Interest accrual [2]	196	127
Benefit payments	(698)	(697)
Ending balance at original discount rate	10,373	10,518

Cumulative effect of changes in discount rate assumptions	(2,559)	(2,059)
Ending balance	7,814	8,459

Other business [3]	184	215
Adjusted ending balance	7,998	8,674

Less: reinsurance recoverables	(4,662)	(5,083)
Adjusted ending balance, net of reinsurance	$3,336	$3,591
[1]Issuances are included within premiums in the consolidated statements of operations.
[2]Interest accretion (expense) is recorded as a component of benefits and losses in the consolidated statements of operations.
[3]Represents fully reinsured blocks, whose activity is not included in the table above.

The following is a reconciliation of premiums from LFPBs to the consolidated statements of operations:
	Year Ended December 31,
	2024	2023
Life-contingent payout annuities	$156	$147
Reconciling items [1]	(72)	(59)
Total premiums	$84	$88
[1]Reconciling items represent premiums related to fully reinsured traditional life insurance and other lines of business, net of reinsured amounts.

The following presents supplemental disclosures related to the LFPBs for life-contingent payout annuities:
	Year Ended December 31,
	2024	2023
Undiscounted expected future benefits and expenses	$18,430	$18,127

Weighted-average duration of the liability (in years)	11.2	11.9
Weighted-average interest accretion rate	2.1%	1.3%
Weighted-average discount rate	5.6%	4.9%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11.Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consists of the following:

	As of December 31,
	2024	2023
Policyholder account balances [1]	$25,882	$28,107
Unearned revenue reserves [2]	964	1,077
Negative VOBA [2]	648	796
Market risk benefits adjustment [2]	(637)	(697)
Embedded derivatives [3]	636	536
Other reserves [4]	(426)	(317)
Other policyholder funds and benefits payable	$27,067	$29,502
[1]Refer to the subsequent tables for a rollforward of PABs.
[2]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for rollforwards of URR, negative VOBA, and FIA MRB adjustment.
[3]Refer to Note 5 - Fair Value Measurements for rollforwards of the embedded derivatives associated with FIA and the indexed-linked features of certain fully reinsured UL products.
[4]Represents the unaccreted host contract adjustments associated with FIA contracts and other reserves excluded from the subsequent tables.

The following presents a rollforward of PABs, by product:
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2023	$2,920	$2,732	$6,848	$2,309	$1,959	16,768
Deposits	2	—	469	243	2	716
Policy charges	(1)	—	(11)	—	(23)	(35)
Surrenders and other benefits	(535)	(549)	(830)	(320)	(84)	(2,318)
Transfers from separate accounts	—	—	—	7	42	49
Interest credited	84	72	105	25	95	381
Other	—	1	5	(3)	(2)	1
Balance as of December 31, 2023	2,470	2,256	6,586	2,261	1,989	15,562

Other business [1]	—	790	—	—	11,755	12,545
Adjusted balance	$2,470	$3,046	$6,586	$2,261	$13,744	$28,107

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

The following presents a rollforward of PABs, by product: (continued)
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2024	$2,470	$2,256	$6,586	$2,261	$1,989	$15,562
Deposits	2	—	394	212	—	608
Policy charges	(1)	—	(10)	—	(21)	(32)
Surrenders and other benefits	(439)	(501)	(1,088)	(325)	(53)	(2,406)
Transfers from (to) separate accounts	(3)	—	—	5	42	44
Interest credited	71	62	233	31	101	498
Other	(3)	(5)	(7)	6	2	(7)
Balance as of December 31, 2024	2,097	1,812	6,108	2,190	2,060	14,267

Other business [1]	—	781	—	—	10,834	11,615
Adjusted balance	$2,097	$2,593	$6,108	$2,190	$12,894	$25,882
[1]Represents the account value of fully reinsured blocks whose activity is not included in the table above. These blocks were previously reinsured prior to 2023.

The following table presents the weighted-average crediting rate, net amount at risk (“NAR”), and CSV for PABs, by product:
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
As of December 31, 2024
Weighted-average crediting rate	3.1%	3.0%	3.8%	1.4%	5.0%	3.4%
Net amount at risk [1]	$—	$—	$—	$—	$887	$887
Cash surrender value [2]	2,095	1,802	5,968	—	550	10,415

As of December 31, 2023
Weighted-average crediting rate	3.5%	2.9%	1.6%	1.1%	4.8%	2.4%
Net amount at risk [1]	$—	$—	$—	$—	$915	$915
Cash surrender value [2]	2,456	2,198	6,437	—	521	11,612
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date. The NAR associated with MRBs are presented within Note 12 - Market Risk Benefits. NAR for Variable Annuities is based on total account balances and includes both policyholder account balances and separate account balances.
[2]CSV represents the amount of the contractholder’s account balance distributable at the balance sheet date, less certain surrender charges and market value adjustments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

The following presents the balance of account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums:

	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1 Basis Point to 50 Basis Points Above	51 Basis Points to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
As of December 31, 2024
Variable Annuities	Less than 2.0%	$—	$37	$43	$—	$80
	2.0% - 4.0%	1,813	201	3	—	2,017
	Greater than 4.0%	—	—	—	—	—
	Total	1,813	238	46	—	2,097

Fixed Annuities	Less than 2.0%	3	1	1	4	9
	2.0% - 4.0%	1,374	163	252	9	1,798
	Greater than 4.0%	5	—	—	—	5
	Total	1,382	164	253	13	1,812

Fixed Indexed Annuities	Less than 2.0%	111	—	87	691	889
	2.0% - 4.0%	485	1	8	—	494
	Greater than 4.0%	—	—	—	—	—
	Total	596	1	95	691	1,383

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	849	—	—	—	849
	Greater than 4.0%	1,211	—	—	—	1,211
	Total	2,060	—	—	—	2,060

As of December 31, 2023
Variable Annuities	Less than 2.0%	$60	$96	$—	$—	$156
	2.0% - 4.0%	2,122	143	49	—	2,314
	Greater than 4.0%	—	—	—	—	—
	Total	2,182	239	49	—	2,470

Fixed Annuities	Less than 2.0%	7	2	2	3	14
	2.0% - 4.0%	1,928	73	225	10	2,236
	Greater than 4.0%	6	—	—	—	6
	Total	1,941	75	227	13	2,256

Fixed Indexed Annuities	Less than 2.0%	136	—	119	416	671
	2.0% - 4.0%	560	3	11	—	574
	Greater than 4.0%	—	—	—	—	—
	Total	696	3	130	416	1,245

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	757	—	—	—	757
	Greater than 4.0%	1,232	—	—	—	1,232
	Total	$1,989	$—	$—	$—	$1,989

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12.Market Risk Benefits

The following table presents a reconciliation of the gross MRB by product and balance sheet position:
	As of December 31,
	2024			2023
	Variable Annuities	Fixed Indexed Annuities	Total	Variable Annuities	Fixed Indexed Annuities	Total
Asset position	$737	$5	$742	$576	$2	$578
Liability position	402	472	874	529	545	1,074
Net liability (asset)	(335)	467	132	(47)	543	496

Less: ceded market risk benefits [1]	(55)	(350)	(405)	(240)	(408)	(648)
Balance, net of reinsurance	$(390)	$117	$(273)	$(287)	$135	$(152)
[1]Refer to Note 4 - Fair Value Measurements for a rollforward of the Company’s ceded MRBs.

The following table presents a rollforward of the net MRB liability (asset), by product:
	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2023	$390	$489	$879
Balance as of January 1, 2023, before effect of changes in the instrument-specific credit risk	524	519	1,043
Issuances	(10)	—	(10)
Interest accrual	13	29	42
Attributed fees collected	295	7	302
Benefit payments	(107)	(58)	(165)
Effect of changes in interest rates	(19)	(12)	(31)
Effect of changes in equity markets	(619)	19	(600)
Effect of changes in equity index volatility	(128)	2	(126)
Actual policyholder behavior different from expected behavior	17	13	30
Effect of changes in future expected policyholder behavior	(10)	21	11
Effect of changes in other future expected assumptions	5	(8)	(3)
Balance as of December 31, 2023, before effect of changes in the instrument-specific credit risk	$(39)	$532	$493

Cumulative effect of changes in the instrument-specific credit risk	(8)	11	3
Balance as of December 31, 2023	$(47)	$543	$496

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)

The following table presents a rollforward of the net MRB liability (asset), by product: (continued)
	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2024	$(47)	$543	$496
Balance as of January 1, 2024, before effect of changes in the instrument-specific credit risk	(39)	532	493
Interest accrual	(14)	30	16
Attributed fees collected	287	6	293
Benefit payments	(76)	(60)	(136)
Effect of changes in interest rates	(207)	(63)	(270)
Effect of changes in equity markets	(302)	13	(289)
Effect of changes in equity index volatility	(9)	1	(8)
Actual policyholder behavior different from expected behavior	(12)	13	1
Effect of changes in future expected policyholder behavior	24	(30)	(6)
Effect of changes in future expected assumptions	11	6	17
Other	—	2	2
Balance as of December 31, 2024, before effect of changes in the instrument-specific credit risk	$(337)	$450	$113

Cumulative effect of changes in the instrument-specific credit risk	2	17	19
Balance as of December 31, 2024	$(335)	$467	$132

The following table presents the NAR and weighted average attained age of contract holders for MRBs, by product:
	Variable Annuities	Fixed Indexed Annuities	Total
As of December 31, 2023
Net amount at risk [1]	$389	$195	$584
Weighted average attained age of contractholders (in years)	74.4	72.4	72.2

As of December 31, 2024
Net amount at risk [1]	$266	$191	$457
Weighted average attained age of contractholders (in years)	75.0	73.4	74.1
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date, net of reinsurance impacts. For products with multiple guarantees, only the benefit with the highest NAR is presented for the contract. The VA NAR represents the death benefit portion of the contract, as contracts with a withdrawal benefit also contain a death benefit. The FIA NAR represents the withdrawal portion of the contract. The total represents the combined NAR of VA and FIA.

The Company’s MRBs primarily relate to VA contracts with GMDB, GMIB, and GMWB guarantee features and FIA contracts with GLWB features and two-tier annuitization benefits. As described in Note 1 - Basis of Presentation and Significant Accounting Policies, MRBs and the related reinsurance are calculated using fair value measurement principles, which considers the price paid that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value of these MRBs are calculated as the present value of expected benefit payments, less the present value of expected fees attributable to the MRB. The determination of the fair value of MRBs requires the use of inputs related to fees and assessments, and assumptions in determining the expected benefits, in excess of the projected account balance.
Fair values for VA and FIA contract benefits are calculated using internally developed models because active, observable markets do not exist for the MRB. These assumptions are established using accepted actuarial valuation methods and are considered unobservable inputs to the fair value measurement. Therefore, the fair value estimate of MRBs are classified as a level 3 measurement within the fair value hierarchy and the determination of the significant inputs included in the fair value measurement requires the use of management’s judgment. Assumptions are mostly based on policyholder experience and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)
pricing assumptions, which are updated for actual experience, if necessary. In 2024, the Company increased its lapse assumption based on actual experience.
The significant inputs to the valuation models for these MRBs include actuarially determined assumptions for contractholder behavior, as well as lapse rates, benefit utilization rates, surrender rates, and mortality rates. In addition, significant inputs include capital market assumptions, such as interest rate levels and market volatility assumptions.
Variable Annuities
The Company’s VA contracts include variable insurance contracts both entered into directly between the Company and an individual policyholder or assumed through reinsurance with other insurers, including assumed separate account products. Products provide a current or future income stream based on the value of the individual's contract at annuitization and can include a variety of guaranteed minimum death and withdrawal benefits.
The Company's VA contracts sold to individuals mostly provide GMDBs during the accumulation period that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). In addition, some of the VA contracts provide a GMWB, whereby if the account value is reduced to a specified level through a combination of market declines and withdrawals, the contractholder is entitled to a guaranteed remaining balance, which is generally equal to premiums less withdrawals. Many policyholders with a GMDB also have a GMWB. These benefits are not additive as policyholders that have a product with both guarantees can receive, at most, the greater of the GMDB or GMWB.
Fixed Indexed Annuities
FIA contracts the Company assumes represent annuity contracts issued by another insurance company under which the Company assumes through reinsurance a quota share of the liabilities. These annuity contracts have a cash value that appreciates based on a GMCR, or the performance of various equity market indices, such as the S&P 500. FIAs generally protect the contract owner against loss of principal and may include GMWBs or enhanced annuitization benefits.
For FIA contracts, assumptions include projected equity returns which impact cash flows attributable to indexed strategies, implied equity volatilities, expected index credits and future equity option costs.
The models are based on a risk neutral valuation framework and incorporate risk premiums inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. A risk margin is incorporated within the discount rate to reflect uncertainty in the projected cash flows, as well as credit spreads to reflect nonperformance risk, for the Company.

The following table summarizes the unobservable inputs for MRBs, net of reinsured balances:
Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2024
Variable annuities (net of reinsurance):
$(390)	Discounted cash flows	Withdrawal utilization [2]	0.0% to 35.0%	6.9%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 80.0%	9.4%	Decrease
		Market volatility [5]	13.4% to 26.9%	20.3%	Increase
		Nonperformance risk [6]	0.6% to 2.6%	1.5%	Decrease
		Mortality rate [7]	<0.1% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$117	Discounted cash flows	Withdrawal utilization [2]	0.0% to 37.1%	4.8%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.6%	Increase
		Lapse rates [4]	1.6% to 50.0%	8.0%	Decrease
		Market volatility [5]	4.5% to 21.6%	11.3%	Increase
		Nonperformance risk [6]	0.6% to 2.6%	1.5%	Decrease
		Mortality rate [7]	<0.1% to 40.0%	5.2%	Decrease
		Option budgets [8]	0.0% to 3.8%	2.0%	Increase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)

The following table summarizes the unobservable inputs for MRBs, net of reinsured balances: (continued)
Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2023
Variable annuities (net of reinsurance):
$(287)	Discounted cash flows	Withdrawal utilization [2]	1.0% to 46.0%	15.6%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 40.0%	6.0%	Decrease
		Market volatility [5]	10.5% to 26.9%	20.4%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.6%	Decrease
		Mortality rate [7]	<0.1% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$135	Discounted cash flows	Withdrawal utilization [2]	0.0% to 42.4%	2.7%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.5%	Increase
		Lapse rates [4]	0.0% to 30.0%	3.5%	Decrease
		Market volatility [5]	4.9% to 25.6%	16.7%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.7%	Decrease
		Mortality rate [7]	<0.1% to 40.0%	2.5%	Decrease
		Option budgets [8]	0.0% to 3.8%	1.9%	Increase
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[6]Range represents Company credit spreads.
[7]Mortality rates vary by age and by demographic characteristics, such as gender. The range shown reflects the mortality rate for policyholders. Mortality rate assumptions are set based on policyholder experience.
[8]Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

13.Debt
Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the Connecticut Department of Insurance in order to exceed these limits.
The Company had no borrowings from the FHLB as of December 31, 2024 and 2023, and there were no advances outstanding. Collateral pledged by the Company to the FHLB was $388 and $416, respectively, as of December 31, 2024 and 2023.

14.Income Taxes
The expected tax provision computed on pre-tax income has been calculated using the U.S. federal statutory tax rate of 21%.

A reconciliation of the difference between the expected tax provision at the U.S. federal income tax rate to the Company’s income tax expense (benefit) is as follows:
	Year Ended December 31,
	2024	2023	2022
Expected tax provision on pre-tax income U.S. federal income tax rate	$12	$1	$152
Dividends received deduction	(29)	(34)	(38)
Foreign related investments	(5)	(6)	(7)
Other	2	—	—
Income tax expense (benefit)	$(20)	$(39)	$107

The separate account dividends received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

Income tax expense (benefit) consists of the following:
	Year Ended December 31,
	2024	2023	2022
Current income taxes - U.S. Federal	$(35)	$(2)	$(17)
Deferred income taxes - U.S. Federal	15	(37)	124
Income tax expense (benefit)	$(20)	$(39)	$107

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
14. Income Taxes (continued)

Deferred income taxes consist of the following:
	As of December 31,
	2024	2023
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$154	$142
Value of business acquired and reserves	101	174
Net operating loss carryover	23	28
Employee benefits	4	4
Foreign tax credit carryover	25	22
Net unrealized loss on investments	516	523
Deferred reinsurance gain	214	239
Total deferred tax assets	1,037	1,132

Less: valuation allowance	—	—
Total deferred tax assets, net of valuation allowance	1,037	1,132

Deferred Tax Liabilities
Investment related items	(260)	(295)
Other	(9)	(9)
Total deferred tax liabilities	(269)	(304)

Deferred income taxes	$768	$828

The statute of limitations on the examination of U.S. federal tax returns is closed through the 2020 tax year, with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2024 and 2023, the Company had no reserves for uncertain tax positions. As of December 31, 2024 and 2023, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company recognized no interest expense for the years ended December 31, 2024 and 2023. The Company had no interest payable as of December 31, 2024 and 2023. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years, the impact of tax elections and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net Operating Loss Carryover
As of December 31, 2024 and 2023, net deferred income taxes included the expected tax benefit related to U.S. NOLs of $110 and $132, respectively. The U.S. NOLs were generated in 2018 and subsequent years and are attributable to the Company's U.S. subsidiaries. The losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. As of December 31, 2024 and 2023, $0 and $62, respectively, of the losses are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its NOL carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
14. Income Taxes (continued)
Foreign Tax Credit (“FTC”) Carryover
As of December 31, 2024 and 2023, the net deferred income taxes included the expected tax benefit attributable to U.S. FTC carryovers of $25 and $22, respectively, which expire between 2028 and 2034. Given the Company’s expected future earnings, the Company believes sufficient taxable income will be generated after the application of any available NOL to fully use the FTC carryover prior to expiration. Although the Company believes that there will be sufficient future taxable income to fully recover the remainder of the FTC carryover, the Company’s estimate of the likely realization may change over time.
Corporate Alternative Minimum Tax (“CAMT”)
The Inflation Reduction Act of 2022 introduced a 15% CAMT among other tax provisions. The provisions had an effective date beginning after December 31, 2022. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income AFSI of certain corporations with average annual AFSI over a three-year period in excess of $1 billion. The Company has determined that it is not an applicable corporation and therefore its U.S. taxpayer subsidiaries are not subject to CAMT for the years ended December 31, 2024 and 2023. Since enactment of the CAMT, the U.S. Treasury Department and Internal Revenue Service continue to issue guidance to the public. The Company will continue to evaluate the guidance and assess its impact, if any in future years.
Global Minimum Corporate Tax Rate
On October 8, 2021, the Organization for Economic Cooperation and Development (“OECD”) announced that members of the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting (the “Inclusive Framework”) agreed to a two-pillar solution to address the tax challenges associated with the digitalization of the economy. On December 20, 2021, the OECD released the Pillar Two model rules, which define the global minimum tax and call for the taxation of large corporations at a minimum rate of 15%. The OECD has since issued commentary and additional administrative guidance related to the Inclusive Framework agreement.
Certain jurisdictions in which the Company's related parties operate have enacted Pillar Two legislation that became effective on January 1, 2024. While the Company’s indirect parent is in scope of the enacted legislation, we do not expect Pillar Two to have a material impact on the Company’s current year financial results. We will continue to monitor regulatory developments to access potential impacts on our consolidated financial statements as additional guidance is released.

15.Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if it is probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserve for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the Company’s financial condition, results of operations or cash flows of the Company.
On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in a putative class action lawsuit in the United States District Court for the District of Massachusetts. The case is captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. The lawsuit relates to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a former third-party service provider for Talcott Resolution, uses the MOVEit file transfer system in the performance of its services. PBI used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
15. Commitments and Contingencies (continued)
Plaintiff seeks to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiff alleges that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaint asserts claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Joint Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend the action.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s financial condition, results of operations or cash flows in particular quarterly or annual periods.
Contingent Commitments
As of December 31, 2024, the Company had outstanding commitments to make certain investments, primarily capital contributions to investment funds, totaling $941. We expect most commitments to be called over the next five years, however, these commitments could become due any time upon counterparty request.
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or RBC tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2024 and 2023 was $37 and $294, respectively. The aggregate fair value of collateral posted for these derivatives was $41 and $461. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.
Guaranty Fund and Other Insurance-Related Assessments
In the U.S., insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the consolidated balance sheets.
As of December 31, 2024 and 2023, the liability balance was $2 and $4, respectively. As of December 31, 2024 and 2023, amounts related to premium tax offsets of $3 and $1, respectively, were included in other assets on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

16.Related Party Transactions
Intercompany Liquidity Agreements
The Company and its subsidiaries entered into several short-term related party Intercompany Liquidity Agreements, permitting the Company and its subsidiaries to borrow from and loan to their related parties.
As of December 31, 2024, the Company’s related parties borrowed $540 from the Company. During 2024, the Company received $150 in re-payments associated with prior loans.
Sixth Street
The Company has entered into the following arrangements with Sixth Street, a related party of our owners:
•Investment Management Services Agreement
As of December 31, 2024 and 2023, 8.0% ($1,623) and 3.6% ($798), respectively, of the Company's general account assets were managed by Sixth Street. The Company recorded expenses related to these arrangements of $6 and $3 for the years ended December 31, 2024 and 2023, respectively.
As of December 31, 2024 and 2023, amounts payable under the above agreement was $2 and $1, respectively.
•Investments
Included in the above Sixth Street managed assets are $213 and $87, respectively, of investments that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2024, outstanding commitments for these investments were $250.
Other
A related party, Talcott Administration Services Company, LLC (“TASC”), administers private placement life insurance business for the Company in exchange for a fee. For the years ended December 31, 2024, 2023, and 2022, fees incurred for these services were $54, $52, and $53, respectively.
In January 2024, the Company sold a previous subsidiary to its indirect parent TLI for $16.
For information related to related party reinsurance arrangements with TR Re, see Note 1 — Basis of Presentation and Significant Accounting Policies and Note 6 — Reinsurance.

17.Equity
Common Stock
All of the Company’s common stock is owned by TR Re. No common stock transactions occurred for the years ended December 31, 2024, 2023, and 2022.
Dividends
Refer to the statements of changes in stockholder's equity and statements of cash flows for details regarding dividends declared and/or paid by the Company for the years ended December 31, 2024, 2023, and 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
17. Equity (continued)
Accumulated Other Comprehensive Loss

The following provides changes in AOCI:
	Year Ended December 31,
	2024	2023	2022
Unrealized loss on available-for-sale securities without an allowance for credit losses:
Beginning balance	$(1,947)	$(2,622)	$(16)
Other comprehensive income (loss) before reclassifications and taxes	(195)	310	(3,710)
Reclassification adjustments [1]	231	544	412
Income tax expense (benefit)	(8)	(179)	692
Other comprehensive income (loss), net of tax	28	675	(2,606)
Sale of consolidated subsidiary to parent	1	—	—
Ending balance	(1,918)	(1,947)	(2,622)

Unrealized gain (loss) on cash flow hedges:
Beginning balance	(23)	(27)	—
Other comprehensive income (loss) before taxes	(3)	5	(34)
Income tax expense (benefit)	1	(1)	7
Other comprehensive income (loss), net of tax	(2)	4	(27)
Ending balance	(25)	(23)	(27)

Gain (loss) related to discount rate for reserve for future policy benefits:
Beginning balance	647	859	(14)
Other comprehensive income (loss) before taxes	197	(268)	1,105
Income tax expense (benefit)	(41)	56	(232)
Other comprehensive income (loss), net of tax	156	(212)	873
Ending balance	803	647	859

Gain related to credit risk for market risk benefits:
Beginning balance	(2)	131	35
Other comprehensive income (loss) before taxes	(16)	(168)	121
Income tax expense (benefit)	3	35	(25)
Other comprehensive income (loss), net of tax	(13)	(133)	96
Ending balance	(15)	(2)	131

Accumulated other comprehensive income (loss):
Beginning balance	(1,325)	(1,659)	5
Other comprehensive loss before reclassifications and taxes	(17)	(121)	(2,518)
Reclassification adjustments [1]	231	544	412
Income tax expense (benefit)	(45)	(89)	442
Other comprehensive income (loss), net of tax	169	334	(1,664)
Sale of consolidated subsidiary to parent	1	—	—
Ending balance	$(1,155)	$(1,325)	$(1,659)
[1]Recorded in investment related losses, net in the consolidated statements of operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

18.Statutory Results
The Company and its U.S. insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from US GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with US GAAP vary between U.S. and foreign jurisdictions. The principal differences are that statutory financial statements:
•Do not reflect DAC and VOBA;
•Limit deferred income taxes;
•Predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves;
•Generally carry bonds at amortized cost;
•Require that ceding commissions paid on reinsurance transactions be expensed in the period incurred; and
•Upon satisfying the requirements for reinsurance credit, establish certain assets and reduce certain liabilities for the impact of associated reinsurance.
For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory net income and statutory capital for the Company and its U.S. insurance subsidiaries are as follows:
	Year Ended December 31,
	2024	2023	2022
Combined statutory net income [1]	$273	$48	$441
[1]Statutory accounting practices do not consolidate the net income or loss of subsidiaries that report under US GAAP. The combined statutory net income above represents the total statutory net income of the Company and its other insurance subsidiaries, with certain adjustments for transactions between the Company’s insurance subsidiaries, such as dividend income.

	As of December 31,
	2024	2023
Statutory capital	$1,740	$2,188

The Company relies upon a practice prescribed by Connecticut state law which allows the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer.

The following presents the effect of the prescribed practice to the U.S. statutory financial statements:
	As of and Year Ended December 31,
	2024	2023
Change to capital and surplus due to prescribed practice	26	27

Restrictions on Dividends
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the State of Connecticut Insurance Department (“the Department”) for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31st of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. Approval is also required for any dividend which exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law.
In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
18. Statutory Results (continued)
capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.

The following presents the dividend limits on, and the dividends declared and/or paid by, the Company and its U.S. insurance subsidiaries:
	Year Ended December 31,
	2024		2023
	TL	Other subsidiaries	TL	Other subsidiaries
Dividends paid	$—	$275	$575	$95
Dividends declared but not paid	—	—	—	—
Total dividends	—	275	575	95

Maximum permitted without prior approval	571	428	578	95
Other distributions paid with permission from the Department	571	—	—	36

For the year ending December 31, 2025, the dividend limitation for TL and other U.S. insurance subsidiaries is $631 and $171, respectively.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2024 and 2023. The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

19.Revenue from Contracts with Customers
The Company recognizes revenue from contracts with customers when, or as, goods or services are transferred to customers, in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.
The Company earns revenues from these contracts primarily for administration and distribution services fees from offering certain fund families as investment options in its VA products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.
The Company’s administration and distribution services fees were $94, $94, $76 for the years ended December 31, 2024, 2023 and 2022, respectively.

20.Subsequent Events
The Company has evaluated subsequent events through April 3, 2025, the date the financial statements were issued.
In February 2025, the Company declared a dividend to TR Re for $125. The dividend was paid in March 2025.

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements Schedules
We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated April 3, 2025 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I and IV. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 3, 2025

We have served as the Company's auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Financial Statement Schedules [1]
Schedule I — Summary of Investments — Other than Investments in Related Parties

($ in millions)	As of December 31, 2024
Type of Investment	Cost [1]	Fair Value	Amount at which Shown on the Balance Sheet
Fixed Maturities
Bonds:
U.S. government and government agencies and authorities	$1,347	$932	$932
States, municipalities and political subdivisions	683	539	539
Foreign governments	510	462	462
Public utilities	939	763	763
All other corporate bonds	8,961	7,464	7,464
Redeemable preferred stock	8	8	8
Structured securities	3,310	3,164	3,164
Total fixed maturities	15,758	13,332	13,332

Equity Securities
Industrial, miscellaneous, and all other common stock	20	23	23
Non-redeemable preferred stocks	117	111	111
Total equity securities	137	134	134

Mortgage loans on real estate	1,851	1,654	1,835
Policy loans	1,571	1,571	1,571
Other long-term investments	1,822	1,522	1,526
Short-term investments	797	797	797
Total investments	$21,936	$19,010	$19,195
[1]     Amortized cost of short-term investments, mortgage loans on real estate, and fixed maturity securities, including those accounted for using the FVO. Other long-term investments consist of the original cost of equity securities, ICOLI investments, and derivatives, as well as the original cost adjusted for equity in earnings and distributions of investment funds, including those accounted for using the FVO.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Financial Statement Schedules
Schedule IV — Reinsurance

($ in millions)	Direct Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
As of and Year Ended December 31, 2024
Life insurance in-force	$207,146	$142,421	$141	$64,866	—%

Premiums, policy charges and fee income
Life insurance	2,197	1,889	405	713	57%
Accident & health insurance	11	11	—	—	—%
Total premiums, policy charges and fee income	$2,208	$1,900	$405	$713	57%

As of and Year Ended December 31, 2023
Life insurance in-force	$214,278	$150,452	$147	$63,973	—%

Premiums, policy charges and fee income
Life insurance	2,201	1,880	413	734	56%
Accident & health insurance	11	11	—	—	—%
Total premiums, policy charges and fee income	$2,212	$1,891	$413	$734	56%

As of and Year Ended December 31, 2022
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%

Premiums, policy charges and fee income
Life insurance	2,271	1,873	210	608	35%
Accident & health insurance	12	12	—	—	—%
Total premiums, policy charges and fee income	$2,283	$1,885	$210	$608	35%

PART C
OTHER INFORMATION
Item 27. EXHIBITS

(a)
Resolution of the Board of Directors authorizing the establishment of the Separate Account incorporated by reference to Post-Effective Amendment No. 24, to Registration Statement No. 033-59541 filed on April 22, 2011.

(b)	Not applicable.

(c)(1)	Principal Underwriter Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.

(c)(2)	Form of Sales Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.

(d)	Form of Variable Annuity Contract incorporated by reference to Post-Effective Amendment No. 29, to Registration Statement No. 033-19947 filed on April 22, 2011.

(e)	Form of the Application incorporated by reference to Post-Effective Amendment No. 32, to Registration Statement No. 033-19946 filed on April 22, 2011.

(f)(1)	Articles of Incorporation of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 64, to Registration Statement No 333-72042 filed on April 30, 2019.

(f)(2)	Amended and Restated Bylaws of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 64, to Registration Statement No 333-72042 filed on April 30, 2019.

(g)(1)	Reinsurance Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.

(g)(2)	Reinsurance Agreement dated as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement No. 033-19947 filed on April 30, 2021.

(h)(1)
Fund Participation Agreement — Hartford Securities Distribution Company, Inc. incorporated by reference to Post-Effective Amendment No. 30, to Registration Statement No. 033-19947 filed on April 23, 2012.

(h)(2)
Fund Participation Agreement Amendment Nos. 1 and 2 — Hartford Securities Distribution Company, Inc. incorporated by reference to Post-Effective Amendment No. 54, to Registration Statement No. 333-72042 filed on September 22, 2015.

(h)(3)	Fund Participation Agreement — Calvert Asset Management Company, Inc. incorporated by reference to Post-Effective Amendment No. 34, to Registration Statement No. 033-19947 filed on April 28, 2015.

(h)(4)	Fund Participation Agreement — HIMCO Distribution Services Company incorporated by reference to Post-Effective Amendment No. 34, to Registration Statement No. 033-19947 filed on April 28, 2015.

(i)	Administrative Services Agreement dated as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement No. 033-19947 filed on April 30, 2021.

(j)	Not applicable.

(k)(1)	Opinion and Consent of Christopher Grinnell, Vice President and Associate General Counsel is filed herewith.

(k)(2)	Opinion and Consent of Mike Knowles, sub-administrator and agent and attorney-in-fact to Talcott Resolution Life Insurance Company Separate Account DC-I is filed herewith.

(l)(1)	Consent of Deloitte & Touche LLP (Hartford, CT) is filed herewith.

(l)(2)	Written Consent of Eversheds Sutherland (US) LLP is filed herewith.

(l)(3)	Consent of Deloitte & Touche LLP (Hartford, CT) is filed herewith.

(l)(4)	Consent of Deloitte & Touche LLP (Denver, CO) is filed herewith.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Copy of Power of Attorney is filed herewith.
033-19949
HV-1009-NP

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen T. Below	Executive Vice President and Chief Communications Officer and Head of Community Involvement
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
Christopher J. Dagnault	Vice President
Glenn Gazdik	Vice President and Actuary
Salvatore Gianone	Vice President and Chief Auditor
Emily Golovicher	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Oliver Jakob	Director
Donna R. Jarvis	Vice President and Actuary
James Kosinski	Vice President and Chief Risk Officer
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Edward Krause	Vice President
Jessica Kubat	Vice President
John P. Marra	Director
Lindsay Mastroianni	Vice President and Controller
Craig D. Morrow	Vice President and Head of Valuation
James O’Grady	Executive Vice President and Chief Investment Officer, Director
Lisa M. Proch	Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director
Samir Srivastava	Vice President and Chief Information Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing
Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, Hartford, CT 06103.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Separate Accounts of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”) are the listed Registrants. TL and TLA are the Depositors. Entities that are controlled by TAO Insurance Holdings, LLC, which controls the Depositors, are listed below, along with entities that are owned or controlled by the Depositors.
Alan Waxman and Anthony M. Muscolino (Individuals) (1)

TAO Insurance Holdings, LLC (DE) (2)
TAO Sutton Holdings, LLC (CYM) (3)
Talcott Financial Group Investments, LLC (BMU)
Talcott Financial Group, Ltd. (BMU)
Talcott Re FinCo, Ltd. (BMU)
Talcott Re Holdings, Ltd. (BMU)
Talcott Life Re, Ltd. (BMU)
Talcott Life & Annuity Re, Ltd. (CYM)
Sutton Cayman Holdings, Ltd. (CYM)
Talcott Financial Group GP, LLC (DE)
Talcott Holdings, LP (DE)
Talcott Acquisition, Inc. (DE)
Talcott Resolution Life, Inc. (DE)
American Maturity Life Insurance Company (CT)
TR Re, Ltd. (BMU)
Talcott Administration Services Company, LLC (DE)
LIAS Administration Fee Issuer LLC (DE)
Talcott Resolution Life Insurance Company (CT) (4)
(1)Pursuant to the operating agreement of TAO Insurance Holdings, LLC, Alan Waxman, as a member of TAO Insurance Holdings, LLC, has the authority to appoint the managing member of TAO Insurance Holdings, LLC and has appointed A. Michael Muscolino.
(2)TAO Insurance Holdings, LLC is the managing member of TAO Sutton Holdings, LLC and TAO Sutton Parent, LLC (DE) and Sixth Street TAO Management, LLC.
(3)TAO Sutton Parent, LLC and certain additional co-investment vehicles hold 100% of the passive, non-voting economic interest in TAO Sutton Holdings, LLC. 11 parallel investment vehicles known as the TAO Funds hold 100% of the passive, non-voting economic interest in TAO Sutton Parent, LLC. TAO Insurance Holdings, LLC is the managing member of TAO Sutton Parent LLC with 100% voting control. All of the TAO Funds and co-investment vehicles are under the ultimate control of Alan Waxman and/or Michael Muscolino. None of the co-investors investing through either the TAO Funds or the co-investment vehicles hold any voting securities of the identified entities or have the ability to appoint directors. Certain of the TAO Funds are also indirect owners Klaverblad Levensverzekering N.V., Lifetri, Uitvaartverzekeringen N.V., and Lifetri Verzekeringen N.V.
(4)The following entities are wholly-owned subsidiaries of Talcott Resolution Life Insurance Company and are under common control: Talcott Resolution International Life Reassurance Corporation (CT), Talcott Resolution Life and Annuity Insurance Company (CT), and TC 3700M Member LLC (DE). Talcott Resolution Life and Annuity Insurance Company (CT) owns 100% of Talcott Resolution Distribution Company, Inc. (CT) and Talcott Resolution Comprehensive Employee Benefit Service Company (CT).

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a “Proceeding”) because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by-laws, each an “Officer”), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person’s official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation’s Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by- laws, a “Covered Entity” shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS
(a)MML Distributors, LLC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve
(b)Officers and Member Representatives of MML Distributors, LLC

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	PRINCIPAL BUSINESS ADDRESS
Alyssa O’Connor	Assistant Secretary	*
Edward K. Duch, III	Vice President, Chief Legal Officer and Secretary	*
James Puhala	Chief Compliance Officer	*
Jeffrey Sajdak	Assistant Treasurer	*
Julieta Sinisgalli	Assistant Treasurer	*
Kelly Pirrotta	AML Compliance Officer	*
Kevin LaComb	Assistant Treasurer	*
Mario Morton	Registration Manager and Continuing Education Officer	*
Keith McDonagh	Member Representative, MassMutual Holding LLC and Massachusetts Mutual Life Insurance Company	*
Frank Rispoli	Chief Financial Officer and Treasurer	*
Pablo Cabrera	Assistant Treasurer	*
Douglas Steele	Chief Executive Officer and President	*
Stephen Alibozek	Entity Contracting Officer	*
Vincent Baggetta	Chief Risk Officer	*
* Address: 1295 State Street, Springfield, MA 01111
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Empower Annuity Insurance Company of America (“Empower”), as sub-administrator at 8515 East Orchard Road, Greenwood Village, Colorado 80111
ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this registration statement.
ITEM 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
ITEM 35. ADDITIONAL REPRESENTATION
The Company is relying the relief provided in ING Life Insurance and Annuity Company (Aug. 30, 2012) and American Council of Life Insurance, (Nov. 28, 1988) with respect to the sale of the Contracts to fund 403(b) plans and has complied with the terms of these letters.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Hartford, and State of Connecticut on this 24th day of April, 2025.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY - SEPARATE ACCOUNT TWO (DC VARIABLE ACCOUNT I) (Registrant)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director

TALCOTT RESOLUTION LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Signature	Title	Date

/s/ Lisa M. Proch	Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director (Serving the Function of Principal Executive Officer)*	April 24, 2025
Lisa M. Proch*

/s/ James O'Grady	Executive Vice President, Chief Investment Officer, Director*	April 24, 2025
James O'Grady*

/s/ Oliver Jakob	Director*	April 24, 2025
Oliver Jakob*

/s/ Samir Srivastava	Vice President, Chief Information Officer, Director*	April 24, 2025
Samir Srivastava*

/s/ Robert W. Stein	Director*	April 24, 2025
Robert W. Stein*

/s/ Ronald K. Tanemura	Director*	April 24, 2025
Ronald K. Tanemura*

/s/ Lindsay Mastroianni	Vice President and Controller (Serving the Functions of Principal Financial Officer and Principal Accounting Officer)*	April 24, 2025
Lindsay Mastroianni*

/s/ John P. Marra	Director*	April 24, 2025
John P. Marra*

*By:	/s/ Mike Knowles	Attorney-in-Fact	April 24, 2025
Mike Knowles
033-19949

EXHIBIT INDEX

Exhibit	Description
(k)(1)	Opinion and Consent of Christopher Grinnell, Vice President and Associate General Counsel.
(k)(2)	Opinion and Consent of Mike Knowles, sub-administrator and agent and attorney-in-fact to Talcott Resolution Life Insurance Company Separate Account DC-I.
(l)(1)	Consent of Deloitte & Touche LLP (Hartford, CT).
(l)(2)	Written Consent of Eversheds Sutherland (US) LLP.
(l)(3)	Consent of Deloitte & Touche LLP (Hartford, CT).
(l)(4)	Consent of Deloitte & Touche LLP (Denver, CO).
(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.